                                                               EXECUTION VERSION

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            SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT


                          dated as of October 16, 2003


                                  by and among


                              ABFS GREENMONT, INC.,
                                  as Depositor,


              HOMEAMERICAN CREDIT, INC., d/b/a UPLAND MORTGAGE, and
                   AMERICAN BUSINESS MORTGAGE SERVICES, INC.,
                        as Originators and Subservicers,


                   ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2,
                                    as Trust,

                         AMERICAN BUSINESS CREDIT, INC.,
                         as an Originator and Servicer,

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                   as Sponsor,

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                                       and

                              JPMORGAN CHASE BANK,
                               as Collateral Agent

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

Section 1.01   Certain Defined Terms...........................................2
Section 1.02   Provisions of General Application...............................2
Section 1.03   Business Day Certificate........................................2


                                   ARTICLE II

               SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01   Conveyance of the Mortgage Loans................................3
Section 2.02   Ownership and Possession of Custodial Loan Files................4
Section 2.03   Books and Records; Intention of the Parties.....................4
Section 2.04   Reserved........................................................5
Section 2.05   Possession of Custodial Loan Files; Access to
                    Servicer's Loan Files......................................6
Section 2.06   Delivery of Mortgage Loan Documents.............................6
Section 2.07   Acceptance of the Trust Estate; Certification
                    by the Collateral Agent; Certain
                    Substitutions and Repurchases..............................9
Section 2.08   Possession of Custodial Loan Files.............................11
Section 2.09   Future Defects.................................................13
Section 2.10   Release for Servicing..........................................13
Section 2.11   Limitation on Release..........................................13
Section 2.12   Release for Sale...............................................14
Section 2.13   Release for Payment............................................14
Section 2.14   Examination of Custodial Loan Files............................14
Section 2.15   Assignment of Agreement........................................14
Section 2.16   Termination of Transfer Period.................................15
Section 2.17   Correction of Errors...........................................15
Section 2.18   Copies of Mortgage Documents; Periodic Statements..............15
Section 2.19   Cost of Delivery and Recordation of Documents..................16
Section 2.20   Margin Option..................................................16


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01   Representations and Warranties as to the
                    Originators and the Sponsor...............................16
Section 3.02   Representations and Warranties of the Servicer
                    and the Subservicers......................................20


                                      -i-

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Section 3.03   Representations, Warranties and Covenants of
                    the Depositor.............................................22
Section 3.04   Representations, Warranties and Covenants of
                    the Indenture Trustee.....................................24
Section 3.05   Representations, Warranties and Covenants of
                    the Trust.................................................24


                                   ARTICLE IV

                THE MORTGAGE LOANS; REMEDIES; ADDITIONAL RECOURSE

Section 4.01   Representations and Warranties Relating to the
                    Mortgage Loans............................................28
Section 4.02   Purchase and Substitution......................................49
Section 4.03   Additional Recourse............................................52


                                    ARTICLE V

                 THE ORIGINATORS, THE DEPOSITOR and the sponsor

Section 5.01   Covenants of the Originators, the Depositor and the Sponsor....53
Section 5.02   Merger or Consolidation........................................53
Section 5.03   Costs..........................................................54
Section 5.04   Indemnification................................................54
Section 5.05   Financial Statements...........................................55


                                   ARTICLE VI

                              CONDITIONS OF CLOSING

Section 6.01   Conditions Precedent to Transfer Dates.........................58
Section 6.02   Conditions Precedent to Initial Transfer Date..................60
Section 6.03   Termination of Note Purchaser's Obligations....................62


                                   ARTICLE VII

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 7.01   The Servicer; Term.............................................62
Section 7.02   Collection of Certain Mortgage Loan Payments;
                    Collection Account........................................63
Section 7.03   Reserved.......................................................64
Section 7.04   Hazard Insurance Policies; Property Protection Expenses........64
Section 7.05   Assumption and Modification Agreements.........................65
Section 7.06   Realization Upon Defaulted Mortgage Loans......................66
Section 7.07   Indenture Trustee to Cooperate.................................67
Section 7.08   Servicing Compensation; Payment of Certain
                    Expenses by Servicer......................................67
Section 7.09   Annual Statement as to Compliance..............................68
Section 7.10   Annual Independent Public Accountants'
                    Servicing Report..........................................68
Section 7.11   Access to Certain Documentation................................68
Section 7.12   Maintenance of Fidelity Bond...................................68


                                      -ii-

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Section 7.13   Compensating Interest..........................................68
Section 7.14   Reports to the Indenture Trustee; Collection
                    Account Statements........................................69
Section 7.15   Reserved.......................................................69
Section 7.16   Reports to Be Provided by the Servicer.........................69
Section 7.17   Adjustment of Servicing Compensation in
                    Respect of Prepaid Mortgage Loans.........................71
Section 7.18   Periodic Advances..............................................71
Section 7.19   Indemnification; Third Party Claims............................71
Section 7.20   Maintenance of Corporate Existence and
                    Licenses; Merger or Consolidation of the
                    Servicer..................................................72
Section 7.21   Assignment of Agreement by Servicer; Servicer
                    Not to Resign.............................................73
Section 7.22   The Subservicers...............................................73


                                  ARTICLE VIII

                         NOTE AND ACCOUNT ADMINISTRATION

Section 8.01   Calculation of Note Principal Balances.........................74
Section 8.02   Daily Report...................................................74
Section 8.03   Establishment of Accounts......................................75
Section 8.04   Deposits to Accounts...........................................75
Section 8.05   Investment of Accounts.........................................76
Section 8.06   Disbursements from Collection Account..........................76
Section 8.07   Account Provisions.............................................78
Section 8.08   Reserved.......................................................80
Section 8.09   Modification of Underwriting Guidelines........................80
Section 8.10   Valuation of Mortgage Loans and Excess
                    Interest Securities Value.................................80
Section 8.11   Collection of Money............................................80
Section 8.12   Application of Principal and Interest..........................80


                                   ARTICLE IX

                                SERVICER DEFAULT

Section 9.01   Servicer Events of Default.....................................81
Section 9.02   Successor Servicer to Act; Appointment of Successor............83
Section 9.03   Waiver of Defaults.............................................85
Section 9.04   Reserved.......................................................85
Section 9.05   Indenture Trustee to Act Solely with
                    Consent of the Note Purchaser.............................85


                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination....................................................85
Section 10.02  Additional Termination Requirements............................86
Section 10.03  Accounting Upon Termination of Servicer........................87


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                                   ARTICLE XI

                              THE COLLATERAL AGENT

Section 11.01  Duties of the Collateral Agent.................................87
Section 11.02  Certain Matters Affecting the Collateral Agent.................88
Section 11.03  Collateral Agent Not Liable for Secured
                    Notes or Mortgage Loans...................................90
Section 11.04  Collateral Agent May Own Secured Notes.........................90
Section 11.05  Collateral Agent's Fees and Expenses; Indemnity................90
Section 11.06  Eligibility Requirements for Collateral Agent..................91
Section 11.07  Resignation and Removal of the Collateral Agent................91
Section 11.08  Successor Collateral Agent.....................................92
Section 11.09  Merger or Consolidation of Collateral Agent....................92
Section 11.10  Insurance of Collateral Agent; Custodial Delivery
                    Failure; Indemnity by Collateral Agent....................92
Section 11.11  Representations and Warranties of the
                    Collateral Agent..........................................93
Section 11.12  Transmission of Custodial Loan Files...........................93


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01  Limitation on Liability........................................94
Section 12.02  Acts of Noteholders............................................95
Section 12.03  Amendment......................................................95
Section 12.04  Recordation of Agreement.......................................96
Section 12.05  Duration of Agreement..........................................96
Section 12.06  Notices........................................................96
Section 12.07  Severability of Provisions.....................................97
Section 12.08  No Partnership.................................................97
Section 12.09  Counterparts...................................................97
Section 12.10  Successors and Assigns.........................................97
Section 12.11  Headings.......................................................97
Section 12.12  Reserved.......................................................97
Section 12.13  Third Party Beneficiary........................................97
Section 12.14  Governing Law; Consent to Jurisdiction;
                    Waiver of Jury Trial......................................97
Section 12.15  Reserved.......................................................98
Section 12.16  Power of Attorney..............................................98
Section 12.17  Non-Petition Agreement.........................................98
Section 12.18  Due Diligence Fees, Due Diligence..............................99
Section 12.19  No Recourse to Owner Trustee..................................100


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                                  ARTICLE XIII

                              PASS-THROUGH TRANSFER

Section 13.01  Dispositions..................................................101

                             EXHIBITS AND APPENDICES

EXHIBIT A      Format of Mortgage Loan Schedule
EXHIBIT B      Form of Trust Receipt
EXHIBIT C      Certificate of Lost or Destroyed Trust Receipt
EXHIBIT D      Request for Release of Documents
EXHIBIT E      Mortgage File
EXHIBIT F      Form of Master Bailee Letter
EXHIBIT G      Form of Originator Certification
EXHIBIT H      Reserved
EXHIBIT I      Form of Disbursement Order
EXHIBIT J      Form of Assignment
EXHIBIT K      Review Procedures
EXHIBIT L      Notice of Issue
EXHIBIT M      Form of Lost Note Affidavit
EXHIBIT N      Form of Disposition Direction
EXHIBIT O      Form of Officer's Certificate as to compliance or noncompliance with certain Amortization Events
EXHIBIT P      Form of Initial Mortgage Loan Schedule

                             APPENDIX I Definitions

         SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of October 16, 2003 (this "Agreement"), by and among ABFS GREENMONT, INC., a Delaware corporation, as depositor (the "Depositor"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), as an originator and as servicer (in its capacity as servicer hereunder, the "Servicer"), HOMEAMERICAN CREDIT, INC. d/b/a UPLAND MORTGAGE, a Pennsylvania corporation ("Upland"), as an originator and a subservicer, and AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation ("ABMS"), as an originator and a subservicer (ABMS, together with ABC and Upland in their capacities as originators hereunder, the "Originators" and, together with Upland in their capacities as subservicers hereunder, the "Subservicers"), ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2, a Delaware statutory trust (the "Trust"), AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Pennsylvania corporation ("ABFS"), as sponsor (the "Sponsor"), JPMORGAN CHASE BANK, a New York banking corporation, as indenture trustee (the "Indenture Trustee") and JPMORGAN CHASE BANK, a New York banking corporation, as collateral agent (the "Collateral Agent").

                              W I T N E S S E T H:

         WHEREAS, the Originators desire to sell to the Depositor and the Depositor desires to sell to the Trust, and the Trust desires to purchase from the Depositor, on a servicing released basis, certain Mortgage Loans;

         WHEREAS, immediately after such purchase, the Trust will pledge such Mortgage Loans to the Indenture Trustee pursuant to the terms of a Second Amended and Restated Indenture, dated as of October 16, 2003, between the Trust and the Indenture Trustee, and issue the ABFS Mortgage Loan Warehouse Trust 2000-2, Secured Notes (the "Secured Notes");

         WHEREAS, the Servicer has agreed to service, and the Subservicers have agreed to sub-service, the Mortgage Loans, which constitute the principal assets of the Trust; and

         WHEREAS, the Collateral Agent will hold, on behalf of the Indenture Trustee, the Mortgage Loans and certain other assets pledged to the Indenture Trustee pursuant to the Indenture;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Trust, the Depositor, the Originators, the Subservicers, the Servicer, the Collateral Agent and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                                   Definitions

         Section 1.01. Certain Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in Appendix I attached hereto.

         Section 1.02. Provisions of General Application. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

         (b) The terms defined herein and in Appendix I hereto include the plural as well as the singular.

         (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

         (d) Any reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

         (e) All calculations of interest with respect to the Secured Notes provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year consisting of twelve 30-day months, to the extent permitted by applicable law.

         (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer; provided, however, that, for purposes of calculating payments on the Secured Notes, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Accepted Servicing Practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding Principal Balance of such Mortgage Loan on which interest accrues.

         Section 1.03. Business Day Certificate. On the date hereof and thereafter, within fifteen (15) days prior to the end of each calendar year while this Agreement remains in effect (with respect to the succeeding calendar years), (i) the Servicer shall provide to the Indenture Trustee, the Collateral Agent and the Note Purchaser a certificate of a Responsible Officer specifying the days on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law, executive order or governmental decree to be closed, (ii) the Indenture Trustee shall provide to the Servicer, the Collateral Agent and the Note Purchaser a certificate of a Responsible Officer specifying the days on which banking institutions in the State of New York are authorized or obligated by law, executive order or governmental decree to be closed and
(iii) the Servicer shall cause the Owner Trustee to provide to the Indenture Trustee, the Collateral Agent and the Note Purchaser a certificate of a Responsible Officer specifying the days on which banking institutions in the State of Delaware are authorized or obligated by law, executive order or governmental decree to be closed.

                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

         Section 2.01. Conveyance of the Mortgage Loans. (a) On the terms and conditions of this Agreement, on each Transfer Date, (i) each Originator agrees to offer for sale and to sell Mortgage Loans to the Depositor and deliver the related Mortgage Loan Documents to or at the direction of the Depositor and (ii) the Depositor agrees to offer for sale and to sell the Mortgage Loans to the Trust and deliver the related Mortgage Loan Documents to or at the direction of the Trust. To the extent the Trust has or is able to obtain sufficient funds under the Indenture and the Secured Notes for the purchase thereof, the Trust agrees to purchase such Mortgage Loans offered for sale by the Depositor.

         (b) During the Transfer Period, on each Transfer Date, subject to the conditions precedent set forth in Section 6.01 (and Section 6.02 with respect to the initial Transfer Date) and in accordance with the procedures set forth in this Agreement, (i) the related Originator will sell and assign to the Depositor and (ii) the Depositor will sell and assign to the Trust without recourse all of its respective right, title and interest in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached to the related Assignment, including all interest, principal, prepayment fees and other amounts received by the related Originator, the Depositor or the Servicer on or with respect to such Mortgage Loans on or after the related Cut-off Date, together with servicing rights and all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies and all proceeds of the foregoing, upon payment by the Trust of the applicable Sales Price and by the Depositor of the applicable Sales Price of such Mortgage Loans. In the event that the applicable Sales Price of any Mortgage Loans is deemed to be less than the fair market value of such Mortgage Loans, the difference shall be deemed to be a capital contribution made by the Depositor to the Trust. The consideration received by the Originators hereunder will be allocated among them in proportion to the outstanding principal balance of the Mortgage Loans sold by each.

         (c) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Trust of any of the obligations of the Depositor, any Originator or any other Person in connection with the Mortgage Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

         (d) As of each Transfer Date, the Trust acknowledges the conveyance to it of the Mortgage Loans and other property comprising the Trust Estate, including all rights, title and interest of the Depositor in and to the Mortgage Loans, receipt of which is hereby acknowledged by the Trust. Concurrently with such delivery, as of each Transfer Date, pursuant to the Indenture the Trust pledges the Mortgage Loans and all the other property comprising the Trust Estate to the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Noteholders.

         Section 2.02. Ownership and Possession of Custodial Loan Files. With respect to each Mortgage Loan, as of the related Transfer Date, the ownership of the related Mortgage Note, the related Mortgage and the contents of the related Mortgage Loan Documents shall be vested in the Trust for the benefit of the Noteholders, although possession of the Servicer's Loan File on behalf of and for the benefit of the Noteholders shall remain with the Servicer, and the Collateral Agent shall take possession of the Custodial Loan Files as contemplated in Section 2.05.

         Section 2.03. Books and Records; Intention of the Parties. (a) As of each Transfer Date, the sale of each of the Mortgage Loans conveyed on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Originators and the Depositor as a sale of assets under GAAP by (i) the Originators to the Depositor and (ii) the Depositor to the Trust. Each of the Servicer and the Collateral Agent shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan, as of the related Transfer Date, by the Trust and for the benefit of the Noteholders. The Originators, the Depositor and the Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other assets in the Trust Estate are held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders. In addition, the Originators, the Depositor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that the Trust is the owner of such Mortgage Loan or other asset in the Trust Estate, which is held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders.

         (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes and accounting purposes, the transfers and assignments of the Mortgage Loans and other property comprising the Trust Estate on each Transfer Date shall constitute a sale of the Mortgage Loans from (i) the Originators to the Depositor and (ii) the Depositor to the Trust; and such Mortgage Loans shall not thereafter be property of the Originators or the Depositor. It is, further, not intended that such conveyances be deemed a pledge of the Mortgage Loans or such other property to secure a debt or other obligation by (i) the Originators to the Depositor or (ii) the Depositor to the Trust. The parties hereto shall treat the Secured Notes as indebtedness for federal, state and local income and franchise tax purposes.

         (c) In the event that the Mortgage Loans or any of such other property are held to be property of the Originators or the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code; (ii) the conveyance provided for in this Article II shall be deemed to be a grant (x) by the Originators to the Depositor and (y) by the Depositor to the Trust of a fully perfected first priority security interest in all of the related Originator's, or the Depositor's, right, title and interest in and to the Mortgage Loans, all Mortgage Insurance Policies and Insurance Proceeds, all related servicing rights, general intangibles, accounts (including any interest of the Depositor or the Originators in escrow accounts) and such other property related to the Mortgage Loans, any interest of the Depositor or the Originator in escrow accounts and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account, whether in the form of cash, instruments, securities or other property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iii) the possession by the Collateral Agent, on behalf of the Indenture Trustee, of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents, as applicable, of the Indenture Trustee for the purpose of perfecting such security interest under applicable law.

         (d) On or before the initial Transfer Date, each Originator shall, at its expense, cause to be filed UCC-1 Financing Statements naming such Originator as "debtor" and the Depositor as "secured party" and describing the Mortgage Loans and other property being sold by the Originator to the Depositor with the office of the Secretary of the State in which the Originator is organized and such other jurisdictions as shall be necessary to perfect a security interest in the Trust Estate. On or before the initial Transfer Date, the Depositor shall, at its sole expense, cause to be filed UCC-1 Financing Statements naming the Depositor as "debtor" and the Trust as "secured party" and describing the Mortgage Loans and other property being sold by the Depositor to the Trust with the office of the Secretary of State of the state in which the Depositor is organized and any other jurisdictions as shall be necessary to perfect a security interest in the Mortgage Loans and other property.

         (e) The Servicer agrees that, from time to time, at its expense, it shall cause the Originators to (and the Depositor on behalf of itself also agrees that it shall), promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Indenture Trustee or the Collateral Agent may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Mortgage Loans and other assets in the Trust Estate or to enable the Collateral Agent, on behalf of the Indenture Trustee, to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Servicer, the Originators and the Depositor will, upon the request of the Servicer, the Indenture Trustee or the Collateral Agent execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

         (f) The Originators and the Depositor hereby grant to the Servicer, the Indenture Trustee and the Collateral Agent powers of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

         Section 2.04. Reserved.

         Section 2.05. Possession of Custodial Loan Files; Access to Servicer's Loan Files. (a) Pursuant to Section 2.06 hereof, the related Originator will deliver or cause to be delivered the Custodial Loan File related to each Mortgage Loan to the Collateral Agent, on behalf of the Indenture Trustee.

         (b) The Collateral Agent will be the custodian, on behalf of the Indenture Trustee, to hold the Custodial Loan Files in trust for the benefit of all present and future Noteholders. In the event the Collateral Agent resigns or is removed, the Indenture Trustee shall either (x) hold the Custodial Loan Files, or (y) appoint a successor Collateral Agent as set forth in Section 11.08 hereof to hold the Custodial Loan Files.

         (c) The Collateral Agent shall afford the Depositor, the Originators, the Trust, the Note Purchaser and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written request and during normal business hours at the offices of the Collateral Agent.

         Section 2.06. Delivery of Mortgage Loan Documents. (a) In connection with the transfer and assignment of the Mortgage Loans, the Originators shall, no less than one (1) Business Day prior to the related Transfer Date, deliver to the Collateral Agent, on behalf of the Indenture Trustee (as Collateral Agent and secured party on behalf of and for the benefit of the Noteholders), a Mortgage Loan Schedule and each of the following documents or instruments with respect to each Mortgage Loan:

         (i) the original Mortgage Note and related power of attorney, if any, endorsed without recourse from the Originators in blank; including all intervening endorsements showing a complete chain of endorsement;

         (ii) the related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

         (iii) if the original Mortgage does not show the related Originator as the mortgagor thereon, the recorded mortgage assignment, or copy thereof certified by the applicable recording office, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at such Originator's option, be combined with the assignment referred to in subpart (iv) hereof, in which case it must be in recordable form, but need not have been previously recorded);

         (iv) a mortgage assignment in recordable form of each Mortgage endorsed from the related Originator to "JPMorgan Chase Bank, as collateral agent for the holder of the related mortgage note from time to time";

         (v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed;

         (vi) an original title insurance policy (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation); and

         (vii) if the Mortgage Loan Schedule indicates that such Mortgage Loan is secured by a Business Purpose Property, an original surety agreement.

         In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Collateral Agent, on behalf of the Indenture Trustee on or prior to such Business Day prior to the related Transfer Date due to a delay in connection with recording, the related Originator may:

                 1) in lieu of delivering such original recorded Mortgage, deliver to the Collateral Agent, on behalf of the Indenture Trustee, a copy thereof; provided, that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

                 2) in lieu of delivering the completed assignment in recordable form, deliver to the Collateral Agent, on behalf of the Indenture Trustee, the assignment in recordable form, otherwise complete except for recording information.

                  The Collateral Agent, on behalf of the Indenture Trustee, shall promptly upon receipt thereof, with respect to each Mortgage Note described in Section 2.06(a)(i) hereof and each assignment described in Section 2.06(a)(iv) hereof, if requested by the Note Purchaser, fill in the name of the Collateral Agent.

         (b) Reserved.

         (c) Notwithstanding anything contrary in Section 2.06(a), all documents sent out for correction will be returned to the Collateral Agent within ten (10) calendar days.

         (d) As promptly as practicable, but in any event within thirty (30) days from the request of the Note Purchaser, the related Originator shall promptly submit for recording in the appropriate public office for real property records, each assignment referred to in Section 2.06(a)(iv); provided, however, that, for administrative convenience and facilitation of servicing and to reduce costs, Assignments of Mortgage shall not be required to be submitted for recording with respect to any Mortgage Loan if the Collateral Agent, the Indenture Trustee and the Note Purchaser has received an Opinion of Counsel, satisfactory in form and substance to each of them, to the effect that the recordation of such Assignments of Mortgage in any specific jurisdiction is not necessary to protect the Indenture Trustee's interest in the related Mortgage. The Collateral Agent, while serving as such, on behalf of the Indenture Trustee, shall retain a copy, after receipt thereof, of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter such Originator shall submit each such assignment for recording. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the related Originator.

         (e) The related Originator shall, within five (5) Business Days after the receipt thereof, deliver, or cause to be delivered, to the Collateral Agent, on behalf of the Indenture Trustee: (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee; (ii) if applicable, the original recorded assignment of Mortgage from the related Originator to the Collateral Agent, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Collateral Agent, in those instances where copies of such assignments certified by the applicable recording office were delivered to the Collateral Agent, on behalf of the Indenture Trustee; and (iii) the title insurance policy or title opinion required in Section 2.06(a)(vi) in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee.

         Notwithstanding anything to the contrary contained in this Section 2.06, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or Assignment of Mortgage after it has been recorded or such original has been lost, the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or Assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         From time to time the related Originator may forward, or cause to be forwarded, to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing any assumption or modification of a Mortgage Loan.

         (f) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.06(a) hereof are, and shall be, held by the Servicer or the related Originator, as the case may be, in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders. In the event that any such original document is required pursuant to the terms of this Section 2.06 to be a part of a Custodial Loan File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Trust pursuant hereto, to the extent that the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trust, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, and the Indenture Trustee, as the pledgee of the Trust under the Indenture. In acting as custodian of any original document which is part of the Custodial Loan Files, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the related Mortgage Loans or the Servicer's Loan Files. Promptly upon the Servicer's receipt of any such original document, the Servicer, on behalf of the Trust, shall mark conspicuously each such original document, and its master data processing records with a legend evidencing that the Trust has purchased the related Mortgage Loan and all right and title thereto and interest therein, and pledged such Mortgage Loan and all right and title thereto and interest therein to the Indenture Trustee, on behalf of the Noteholders.

         Section 2.07. Acceptance of the Trust Estate; Certification by the Collateral Agent; Certain Substitutions and Repurchases. (a) With respect to each Transfer Date, no later than 8:30 a.m., New York, New York time, one (1) Business Day prior to such Transfer Date, the Servicer, on behalf of the Originator, shall provide the Collateral Agent and the Note Purchaser with an Assignment executed by the related Originator(s) and an Assignment executed by the Depositor, and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Collateral Agent and the Note Purchaser in computer-readable form acceptable to the Collateral Agent and the Note Purchaser, such format, in the case of the Collateral Agent, to be in substantially the form of Exhibit A or in such other format as the Trust and the Collateral Agent may from time to time mutually agree) with respect to the Mortgage Loans to be delivered to the Collateral Agent on such Transfer Date.

         If the Collateral Agent has received such Assignments and Mortgage Loan Schedule by the time set forth above, the Collateral Agent will deliver, no later than 2:00 p.m., New York, New York time, one (1) Business Day prior to such Transfer Date via facsimile or by electronic transmission, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, an Exceptions Report with respect to the Mortgage Loans.

         The Collateral Agent will accept such additional document deliveries as may be made by the Depositor after its production of the Exceptions Report until 8:30 a.m., New York, New York time on such Transfer Date, and will deliver, no later than 11:00 a.m., New York, New York time, on such Transfer Date, via facsimile or by electronic transmission, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, the final Exceptions Report, which shall supercede the Exceptions Report referenced in the above paragraph.

         On such Transfer Date, the Collateral Agent will deliver, via facsimile or by electronic transmission, no later than 4:00 p.m., New York, New York time, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, an Exceptions Report and a Trust Receipt with respect to such Mortgage Loans. Any provision of this Agreement to the contrary notwithstanding, however, a Trust Receipt will only be delivered within one (1) Business Day if all related Custodial Loan Files have been delivered to the Collateral Agent no later than 8:30 a.m. on the Business Day prior to such date and no more than 100 Custodial Loan Files, with respect to the Mortgage Loans have been delivered on any single day in connection with such Transfer Date.

         (b) To the extent an Exceptions Report is not waived by the Note Purchaser as provided for in Section 6.01 hereof, the purchase will not take place on such Transfer Date. If the Note Purchaser elects in its sole discretion to waive the Exceptions Report as a condition precedent to sale, with respect to any Mortgage Loans which are set forth as exceptions in the Exceptions Report, the related Originator shall cure such exceptions by delivering such missing documents to the Collateral Agent or otherwise curing the defect no later than 5 Business Days following the receipt of the first Exceptions Report listing such exception with respect to such Mortgage Loan. The related Originator may cure the defect by repurchasing such Defective Mortgage Loan at the Repurchase Price thereof with respect to such Mortgage Loan by depositing such Repurchase Price in the Collection Account. In lieu of such a repurchase, the Depositor and related Originator may comply with the substitution provisions of Section 4.02. The related Originator shall provide the Servicer, the Indenture Trustee, the Collateral Agent, the Trust and the Note Purchaser with a certification of a Responsible Officer on or prior to such repurchase or substitution indicating that the related Originator intends to repurchase or substitute such Mortgage Loan.

         (c) With respect to the substitution by the related Originator of a Qualified Substitute Mortgage Loan pursuant to Section 4.02 hereof, the Servicer shall provide the Collateral Agent with an updated Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Collateral Agent in computer-readable form) with respect to such Qualified Substitute Mortgage Loans to be pledged to the Indenture Trustee. The Collateral Agent shall, no later than 2:00 p.m., New York, New York time, on the next Business Day after the Collateral Agent's receipt of the Custodial Loan File with respect thereto, deliver, via facsimile or by electronic transmission, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, an Exceptions Report with respect to each such Mortgage Loan.

         (d) Each Exceptions Report shall list all Exceptions using such codes as are customarily used by the Collateral Agent and in form and substance agreed to by the Collateral Agent and the Note Purchaser. The delivery of each Exceptions Report to the Indenture Trustee and the Note Purchaser shall be the Collateral Agent's representation that, other than the Exceptions listed therein: (A) all Mortgage Loan Documents have been reviewed by the Collateral Agent in accordance with the review procedures set forth in Exhibit K (the "Review Procedures") and appear on their face to be regular and to relate to such Mortgage Loan, and (B) based upon a review of the Mortgage Note, items (i),
(ii) (as to the Borrower's name only), (iii) and (xxii) with respect to such Mortgage Loan, as set forth in the Mortgage Loan Schedule delivered by the related Originator to the Collateral Agent are the same as shown in the Mortgage Note.

         (e) In giving each of the Trust Receipts and Exceptions Reports, neither the Indenture Trustee nor the Collateral Agent shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Custodial Loan File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement (except for the certification of surety agreements with respect to a Mortgage Loan secured by a Business Purpose Property as described herein), power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement. For the avoidance of doubt, the Collateral Agent's review shall not include whether Assignments of Mortgage are in recordable form.

         (f) A new Trust Receipt shall be issued in connection with each delivery of Mortgage Loans to the Collateral Agent under this Agreement, and a cumulative Exceptions Report and cumulative Mortgage Loan Schedule shall be attached to such Trust Receipt. Upon the issuance of a new Trust Receipt, the prior Trust Receipt shall be deemed canceled.

         (g) In connection with each Trust Receipt delivered hereunder by the Collateral Agent, the Collateral Agent shall make no representations as to, and shall not be responsible to verify, (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodial Loan File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the preceding sentence, the Originator hereby gives the Collateral Agent notice that from and after each Transfer Date, the Indenture Trustee shall have a security interest in each Mortgage Loan identified on a Trust Receipt until such time as the Collateral Agent receives written notice from the Indenture Trustee that the Indenture Trustee no longer has a security interest in such Mortgage Loan.

         (h) Notwithstanding and in addition to the foregoing, in the event that the Collateral Agent identifies a change to the Exceptions listed on the prior Exceptions Report, the Collateral Agent shall perform any Review Procedures required with respect thereto and deliver an updated Exceptions Report reflecting such change to the Servicer, the Indenture Trustee and the Note Purchaser, via facsimile or by electronic transmission, no later than 2:00 p.m., New York, New York time, on the next succeeding Business Day. Each Exceptions Report so delivered by the Collateral Agent to the Note Purchaser shall supersede and cancel the Exceptions Report previously delivered by the Collateral Agent to the Note Purchaser hereunder.

         (i) Each delivery of Custodial Loan Files to the Collateral Agent pursuant to this Section 2.07 shall be deemed received by the Collateral Agent on the Business Day immediately following such delivery.

         (j) Under no circumstances shall the Collateral Agent be obligated to verify the authenticity of any signature (whether original or facsimile) on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any Person to execute or issue any such document, nor shall the Collateral Agent be responsible for the value, form, substance, validity, recordability, perfection, priority, effectiveness or enforceability of any of such documents.

         (k) The Note Purchaser hereby notifies the Collateral Agent that the Indenture Trustee shall be the Note Purchaser's designee for purposes of accepting delivery of all Trust Receipts issued pursuant to Section 2.07(f). The Collateral Agent acknowledges that the Note Purchaser shall be entitled to change this designation at any time by notice to the Collateral Agent delivered in accordance herewith.

         Section 2.08. Possession of Custodial Loan Files. (a) With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial Loan File that is delivered to the Collateral Agent or that otherwise comes into the possession of the Collateral Agent, the Collateral Agent is the custodian for and the bailee of the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Noteholders, exclusively; provided that the Note Purchaser may transfer its interest in any Trust Receipt to one other party, as provided in the Trust Receipt, by special endorsement, which other party may only transfer such Trust Receipt by a second endorsement in favor of the Note Purchaser or an affiliate of the Note Purchaser. Each Person so endorsing a Trust Receipt shall promptly notify the Collateral Agent, in writing, of such endorsement and of the substance thereof. The Collateral Agent shall hold all Mortgage Loan Documents received by it constituting the Custodial Loan File for the exclusive use and benefit of the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Note Purchaser, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Note Purchaser or by the Indenture Trustee on behalf of the Note Purchaser. The Collateral Agent shall electronically segregate and maintain continuous custody of all Mortgage Loan Documents constituting the Custodial Loan File in secure and fire resistant facilities in accordance with customary standards for such custody. The Collateral Agent makes no representations as to, and shall not be responsible to verify, the legality, enforceability, sufficiency, due authorization or recordability of any document in any Custodial Loan File.

         (b) Upon surrender of any Trust Receipt by or on behalf of the Note Purchaser to the Collateral Agent and delivery of a Request for Release substantially in the form of Exhibit D, the Note Purchaser shall issue instructions regarding the Mortgage Loans designated in the applicable Trust Receipt, including instructions to release the related Mortgage Loans as the Trust may designate. In conjunction therewith, the Collateral Agent shall cancel the related Trust Receipt.

         (c) If a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Collateral Agent, the Note Purchaser shall present to the Collateral Agent documentation in the form attached as Exhibit C. Upon receipt by the Collateral Agent of such documentation, the Note Purchaser shall have the right to issue, or cause to be issued by the Indenture Trustee, instructions pursuant to Section 2.08(b) regarding the Mortgage Loans covered by a Trust Receipt without surrender of the related document.

         (d) The Collateral Agent shall cause to be kept at its corporate trust office a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Collateral Agent shall reflect the ongoing status of Mortgage Loans subject to Trust Receipts as herein provided. The Collateral Agent shall amend the Custodial Register and each related Mortgage Loan Schedule on a daily basis to reflect the Mortgage Loans then subject to a Trust Receipt and provide such amended Mortgage Loan Schedules to the Note Purchaser, the Trust, the Servicer and the Indenture Trustee in accordance with Section 2.18(b). Absent manifest error, the Collateral Agent's Custodial Register and the related Mortgage Loan Schedules, as amended, shall control. The Custodial Register shall be deemed to contain proprietary information, and only the Note Purchaser, the Trust, the Collateral Agent, the Indenture Trustee and the Servicer or their respective designees shall have access to such information. Each of the Note Purchaser, the Trust, the Indenture Trustee and the Servicer shall give prompt written notice to Collateral Agent identifying any such designee. In the event that (i) the Servicer, the Collateral Agent, the Indenture Trustee or the Trust shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial Loan File, or any Mortgage Loan Document contained therein, or (ii) a third party shall institute any court proceeding by which any Custodial Loan File or any Mortgage Loan Document included therein shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Agent shall, to the extent permitted by law, continue to hold and maintain all of the Mortgage Loan Documents that are the subject of such proceedings pending a final, non-appealable order of a court of competent jurisdiction permitting or directing such disposition thereof. Upon final determination of such court, the Collateral Agent shall dispose of such Custodial Loan File or any Mortgage Loan Document included therein as directed by such court, and the Collateral Agent's expenses in so doing shall constitute expenses it is entitled to be reimbursed by the Servicer in accordance with its separate agreement with the Servicer as contemplated by Section 11.05(a).

         Section 2.09. Future Defects. During the term of this Agreement, if the Collateral Agent discovers any defect set forth in Section 2.07(a) or 2.07(c) with respect to the items certified pursuant to Section 2.06 with respect to any Custodial Loan File, the Collateral Agent shall give written specification of such defect to the Trust, the Servicer, the Note Purchaser and the Indenture Trustee.

         Section 2.10. Release for Servicing. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, but so long as a Servicer Event of Default shall not have occurred, the Collateral Agent is hereby authorized, upon written receipt from the Servicer of a Request for Release in the form annexed hereto as Exhibit D, in duplicate, to release to the Servicer the related Custodial Loan File to the Servicer. All Custodial Loan Files so released to the Servicer shall be held by the Servicer in trust for the benefit of the Note Purchaser and the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Note Purchaser, in accordance with this Agreement. The Servicer shall return to the Collateral Agent the Custodial Loan File upon the earliest of (x) when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, (y) the occurrence of a Servicer Event of Default, together with endorsements in blank duly executed by the Trust, and (z) within ten (10) days following the date of release, unless the Mortgage Loan shall have been liquidated or released to an attorney in connection with a foreclosure proceeding, in which case, upon receipt of an additional Request for Release, in duplicate, certifying such liquidation from the Servicer to the Collateral Agent in the form annexed hereto as Exhibit D, and the Collateral Agent shall countersign and release one copy to the Servicer as acknowledgment.

         Section 2.11. Limitation on Release. Notwithstanding the provisions of
Section 2.10, the Collateral Agent shall at no time release to the Servicer, and the Servicer shall not be entitled under Section 2.10 to the release of, active Custodial Loan Files (including those requested) representing Mortgage Loans with an aggregate Principal Balance of more than $10,000,000 (excluding those Mortgage Loans that have been paid in full, liquidated, in foreclosure or in bankruptcy). Any additional Custodial Loan Files requested to be released by the Servicer may be released for the reasons provided in Section 2.10 only upon written authorization of the Note Purchaser, which authorization shall not be unreasonably withheld or delayed. The limitations of this Section 2.11 shall not apply to the release of Custodial Loan Files to the Servicer under Section 2.12.

         Prior to releasing any Custodial Loan File to the Servicer pursuant to this Section, the Collateral Agent shall complete the endorsement in blank of the related Mortgage Note, as follows: "JPMorgan Chase Bank, as custodian or trustee under the applicable custody or trust agreement, without recourse."

         Section 2.12. Release for Sale. From time to time and as appropriate for the Disposition of any of the Mortgage Loans, but only so long as no Event of Default or Amortization Event shall have occurred, the Collateral Agent is hereby authorized, upon written receipt from the Note Purchaser of a Request for Release, in duplicate, to release to the applicable Disposition Participant the related Custodial Loan File. The Note Purchaser shall provide to the Collateral Agent a completed Request for Release with respect to the related Mortgage Loans. The Custodial Loan Files relating to the Mortgage Loans included in a Request for Release shall be sent for delivery by the Collateral Agent to the applicable Disposition Participant specified by the Note Purchaser to the Collateral Agent in writing. Such Custodial Loan Files shall be sent in the original form and specific order received from the Note Purchaser, via overnight courier at such Originator's expense in accordance with the Delivery Instructions and under cover of a fully completed Bailee Letter. The Collateral Agent shall not deliver any Custodial Loan File to any potential Disposition Participant unless such Disposition Participant was identified by the Note Purchaser. The Collateral Agent shall deliver such documents accompanied by a Bailee Letter to the Disposition Participant and follow up to ensure that such Disposition Participant has executed the Bailee Letter and returned the same to the Collateral Agent. Any Payoff Amount sent by a Disposition Participant on account of Mortgage Loans shall be sent to the Note Purchaser or its designee.
Section 2.13. Release for Payment.

         (a) Upon the repurchase of any Mortgage Loan pursuant hereto or to the Indenture, or upon the payment in full of any Mortgage Loan, and upon receipt by the Collateral Agent of the Servicer's Request for Release, in duplicate (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided herein), the Collateral Agent shall promptly release the related Custodial Loan File to the Servicer, and amend both the Custodial Register and the related Mortgage Loan Schedule accordingly.

         (b) Any request for release of any Custodial Loan Files to any third party purchaser shall be sent in the form of a Request For Release which is signed by the Note Purchaser. Promptly upon receipt by the Note Purchaser of the full amount set forth in such transmittal letter as the "Payoff Amount," the Note Purchaser shall notify the Collateral Agent thereof in writing. Any Payoff Amount sent by a third-party purchaser of Mortgage Loans shall be sent to the Note Purchaser or its designee.

         Section 2.14. Examination of Custodial Loan Files. Upon reasonable prior notice to the Collateral Agent of at least five (5) Business Days, the Note Purchaser, the Trust, Indenture Trustee or the Servicer, and their respective designated agents, accountants, attorneys and auditors, will be permitted during normal business hours to examine the Custodial Loan Files, documents, records and other papers in the possession of or under the control of the Collateral Agent relating to any or all of the Mortgage Loans, provided that the Collateral Agent shall not be responsible for any expenses incurred by the requesting party in conducting such examination.

         Section 2.15. Assignment of Agreement. The Originators and the Depositor hereby acknowledge and agree that the Trust may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Originators or the Depositor, and the Indenture Trustee shall succeed to such of the rights and obligations of the Trust hereunder as shall be so assigned. The Trust shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.07 and 4.02 for breaches of the representations, warranties, agreements and covenants of the Originators contained in Sections 2.05, 2.06, 3.01 and 4.01, assign such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders. The Originators and the Depositor agree that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Trust, the repurchase obligations of the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.16. Termination of Transfer Period. The Transfer Period will end on the earlier of the last day of the Commitment Term or the occurrence of an Amortization Event; provided, that, upon the occurrence of an Event of Default or Default, the Note Purchaser may, in its sole discretion, terminate the Transfer Period; and provided, further, that if the precipitating Default is cured before it becomes an Event of Default and no other Default or Event of Default then exists, the Transfer Period shall be reinstated.

         Section 2.17. Correction of Errors. The Trust, the Depositor, the Originators and the Servicer shall cooperate to reconcile any errors in calculating the Sales Price from and after each Transfer Date. In the event that an error in the Sales Price is discovered by any such party, including, without limitation, any error due to miscalculations of Market Value where insufficient information has been provided with respect to a Mortgage Loan to make an accurate determination of Market Value as of any applicable Transfer Date, any miscalculations of Principal Balance, accrued interest or aggregate unreimbursed Servicing Advances attributable to the applicable Mortgage Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefited from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.

         Section 2.18. Copies of Mortgage Documents; Periodic Statements. (a) Upon the reasonable request of the Note Purchaser, the Trust, the Indenture Trustee or the Servicer and at the cost and expense of the requesting party, the Collateral Agent shall provide the requesting party with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

         (b) Upon the request of the Note Purchaser, the Trust, the Indenture Trustee or the Servicer at any time, the Collateral Agent shall provide to the requesting party a list of all the Mortgage Loans for which the Collateral Agent holds a Custodial Loan File pursuant to this Agreement. Such list shall be provided to the requesting party electronically in such format as the requesting party and the Collateral Agent may mutually agree upon (consent to such format not to be unreasonably withheld by either the Collateral Agent or the requesting party) and, if the requesting party so specifies, in hard copy format as well. In the latter case, such list may be in the form of a copy of the Mortgage Loan Schedule (as amended and revised from time to time) with manual deletions to specifically denote any Mortgage Loans paid off or repurchased since the date of this Agreement.

         Section 2.19. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the Originators.

         Section 2.20. Margin Option. (a) At any time and from time to time, the Note Purchaser shall have the right to determine whether the Mortgage Loan Base supports the aggregate Note Principal Balance of the Secured Notes. If at any time the Note Purchaser determines that the aggregate Note Principal Balance of the Secured Notes exceeds the Mortgage Loan Base, then, in each such case, a "Shortfall" shall exist.

         (b) The Note Purchaser shall give written notice to the Trust, Indenture Trustee and the Depositor of such determination and of the amount of such Shortfall (each such notice, a "Margin Option") and, if notice is provided by 5:00 p.m. (New York, New York time) the next succeeding Business Day (and otherwise, the second succeeding Business Day) after receipt of such Margin Option, (a) the Depositor has contributed to the Trust (i) to the extent held by or reasonably available to the Depositor, Qualified Substitute Mortgage Loans having an aggregate Market Value equal to at least the amount of such Shortfall, and (ii) to the extent that sufficient Qualified Substitute Mortgage Loans are not so held by, or reasonably available to, the Depositor, cash in an amount equal to at least the difference between the amount of such Shortfall and the aggregate Market Value of such Qualified Substitute Mortgage Loans as are contributed by the Depositor to the Trust (the "Minimum Margin Contribution"); and (b) the Trust has pledged such Qualified Substitute Mortgage Loans, together with all other assets related thereto, to the Indenture Trustee and has remitted such cash to the Note Purchaser, for immediate application to the repayment of the principal of the Secured Notes, then the Shortfall shall be deemed to have been cured. If, within such period, the Shortfall has not been so cured, or if, prior to expiration of such period, the Depositor has notified the Note Purchaser that the Depositor does not intend to effect the Minimum Margin Contribution, such occurrence shall constitute an Event of Default under the Indenture; provided, however, that nothing contained herein shall either obligate the Depositor to effect any Minimum Margin Contribution or impose any liability to the Note Purchaser on the Depositor for any election by the Depositor not to effect a Minimum Margin Contribution.

         (c) Notwithstanding any other provision of this Agreement or any other Basic Document to the contrary, if the Depositor effects all or any portion of a Minimum Margin Contribution, the Trust shall immediately (x) pledge to the Indenture Trustee on behalf of the Noteholders all Qualified Substitute Mortgage Loans, together with all other assets related thereto, and (y) direct the Indenture Trustee to remit to the Note Purchaser, all cash contributed to the Trust by the Depositor in response to the precipitating Margin Option. All such cash shall be immediately applied to repayment of the principal of the Secured Notes pro rata in accordance with the Shortfall with respect to each Secured Note.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties as to the Originators and the Sponsor. Each of the Originators and the Sponsor hereby represents and warrants to the Depositor, the Indenture Trustee, the Trust, the Collateral Agent and the Noteholders, as of the date hereof and each Transfer Date, that:

         (a) The Originators and the Sponsor are corporations duly organized, validly existing and in good standing under the laws of its respective state of incorporation, and have all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originators and the Sponsor and to perform their obligations as the Originators and the Sponsor hereunder, and in any event the Originators and the Sponsor are in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originators and the Sponsor have the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originators and the Sponsor and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originators and the Sponsor; and all requisite corporate action has been taken by the Originators and the Sponsor to make this Agreement valid and binding upon the Originators and the Sponsor in accordance with its terms;

         (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originators or the Sponsor of, or compliance by the Originators or the Sponsor with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof;

         (c) The Sponsor and the Originators are operated, in each case, in a manner intended to reduce the risk that the Depositor or the Trust would be substantively consolidated in the bankruptcy estate of the Sponsor or the Originators, such that the separate existence of the Depositor or the Trust, on the one hand, and the Sponsor and the Originators, on the other hand, would be disregarded in the event of a bankruptcy or insolvency of the Sponsor or the Originators;

         (d) The financial statements and books and records of the Sponsor and the Originators reflect the separate existence of the Depositor or the Trust;

         (e) Neither the Sponsor nor any of the Originators acts as an agent of the Depositor or the Trust in any capacity except to the limited extent provided in the Basic Documents, but instead presents itself to the public as a corporation separate from the Depositor and the Trust;

         (f) Neither the Sponsor nor the Originators are involved in the day-to-day management of the Depositor or the Trust, except to the extent provided in the Basic Documents;

         (g) Neither the execution and delivery of this Agreement, nor the acquisition or origination of the Mortgage Loans by the Originators or the Sponsor or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originators' or the Sponsor's charter or by-laws or any legal restriction or any agreement or instrument to which the Originators or the Sponsor is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originators or the Sponsor or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (h) Neither this Agreement nor any statement, report or other document prepared by the Originators or the Sponsor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (i) Except for the civil subpoena, dated May 14, 2003, received by the Sponsor from the Civil Division of the United States Attorney for the Eastern District of Pennsylvania, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Originators or the Sponsor, threatened before a court, administrative agency or government tribunal against the Originators or the Sponsor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originators or the Sponsor, or in any material impairment of the right or ability of the Originators or the Sponsor to carry on its business substantially as now conducted, or in any material liability on the part of the Originators or the Sponsor, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originators or the Sponsor contemplated herein, or which would impair materially the ability of the Originators or the Sponsor to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

         (j) None of the Originators or the Sponsor are in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originators or the Sponsor and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originators or the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

         (k) Upon the receipt of each Servicer's Loan File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the related Originators (other than liens which will be simultaneously released);

         (l) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originators, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originators pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (m) With respect to any Mortgage Loan purchased by an Originator, such Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

         (n) The Originators and the Sponsor do not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originators and the Sponsor are solvent and the sale of the Mortgage Loans by the Originators pursuant to the terms of this Agreement will not cause the Originators nor the Sponsor to become insolvent. The sale of the Mortgage Loans by the Originators pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originators' or the Sponsor's creditors;

         (o) The Mortgage Loans were not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

         (p) The Originators have determined that they will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting purposes;

         (q) The Originators has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof;

         (r) The consideration received by the Originators upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

         (s) The Originators and the Sponsor are not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (t) Neither the Originators, the Sponsor, nor any of their respective Subsidiaries is an "affiliate" or a "subsidiary company" of a "public-utility company", or a "holding company", or an "affiliate" or a "subsidiary company" of a "holding company", as such terms are defined in the PUHC Act. Further, none of the transactions contemplated under the Basic Documents shall cause or constitute a violation of any of the provisions, rules, regulations or orders, of or under the PUHC Act and the PUHC Act does not in any manner impair the legality, validity or enforceability of the Mortgage Loans or Mortgage Notes.

         (u) With respect to each Plan, the Originators and the Sponsor and their respective Subsidiaries have fulfilled their obligations in all material respects, including obligations under the minimum funding standards of ERISA and the Code and are in compliance in all material respects with the provisions of ERISA and the Code. No event has occurred which could result in a liability of the Originators, the Sponsor or their respective Subsidiaries to the PBGC or a Plan (other than to make contributions in the ordinary course) would reasonably be expected to have a Material Adverse Effect on the properties, liabilities, condition (financial or otherwise), business or operations of the Originators, the Sponsor or their respective Subsidiaries. There have not been any nor are there now existing any events or conditions that would cause the Lien provided under Section 4068 of ERISA to attach to any property of the Originators, Sponsor or their respective Subsidiaries. Unfunded Liabilities as of the date hereof do not exceed Twenty-five Thousand Dollars ($25,000). No "prohibited transaction" has occurred with respect to any Plan.

         (v) The Originators and the Sponsor have filed (or caused to be filed) all required federal, state and local income, excise, property and other tax returns with respect to their and their respective Subsidiaries' operations, all of such returns are true and correct and the Originators and the Sponsor have paid or caused to be paid -- or is protesting by appropriate proceedings diligently pursued and has established adequate reserves therefor -- all taxes which are due and owing under applicable law or as shown on any assessment to the extent such taxes have become due, including all applicable FICA payments and withholding taxes. The amounts reserved as a liability for income taxes and other taxes payable in the financial statements heretofore furnished to the Indenture Trustee and Note Purchaser are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes -- whether or not disputed -- of the Originators, the Sponsor and their respective Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all prior years and periods, and for which the Originators, the Sponsor and their respective Subsidiaries may be liable in their own right or as transferee of the assets of other Person or as successor to any other Person; and

         (w) The balance sheet of the Originators and the Sponsor (and, to the extent applicable, their Subsidiaries, on a consolidated basis) and the related financial statements for the fiscal year ended on the Statement Date (the "Statement Date Financial Statements") hereto furnished to the Collateral Agent, fairly present the financial condition of the Originators and the Sponsor (and their Subsidiaries) as at the Statement Date and the results of their operations for the fiscal period ended on the Statement Date. The Statement Date Financial Statements were prepared in accordance with GAAP. On the Statement Date, the Originators and the Sponsor did not have known material liabilities - direct or indirect, fixed or contingent, matured or unmatured - or liabilities for sales, long-term leases or unusual forward or long-term commitments not disclosed by the Statement Date Financial Statements or reserved against them.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.01 shall survive the delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee.

         Section 3.02. Representations and Warranties of the Servicer and the Subservicers. Each of the Servicer and the Subservicers hereby represents and warrants to the Indenture Trustee, the Originators, the Depositor, the Collateral Agent, the Trust, the Noteholders as of the date hereof and during the term of this Agreement that:

         (a) Each of the Servicer and the Subservicers is duly organized, validly existing and in good standing under the laws of their respective states of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. Each of the Servicer and the Subservicers is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the Subservicers or the performance of their respective obligations hereunder;

         (b) Each of the Servicer and the Subservicers has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Servicer and the Subservicers, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (c) Neither the Servicer nor any Subservicer is required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the date hereof;

         (d) The execution, delivery and performance of this Agreement by each of the Servicer and the Subservicers will not violate any provision of any existing law or regulation or any order or decree of any court or their respective charter or bylaws, or constitute a breach of any mortgage, indenture, contract or other Agreement to which such party is a party or by which it may be bound;

         (e) Except for the civil subpoena, dated May 14, 2003, received by the Sponsor from the Civil Division of the United States Attorney for the Eastern District of Pennsylvania, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Servicer or the Subservicer, threatened against the Servicer or the Subservicers which, either in any one instance or in the aggregate, is, in the Servicer's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Servicer or Subservicers, or in any material impairment of the right or ability of any of them to carry on its business substantially as now conducted, or in any material liability on the part of any of them, or which would draw into question the validity of this Agreement, the Secured Notes, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer or the Subservicers contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer or the Subservicers to perform their respective obligations hereunder;

         (f) Neither this Agreement nor any statement, report, or other document furnished by the Servicer or the Subservicers pursuant to this Agreement or in connection with the transactions contemplated hereby, including, without limitation, the sale or placement of the Secured Notes, contains any untrue statement of fact provided by or on behalf of the Servicer or the Subservicers or omits to state a fact necessary to make the statements provided by or on behalf of the Servicer or the Subservicers contained herein or therein not misleading;

         (g) Neither the Servicer nor any Subservicer believes, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

         (h) None of the Servicer or the Subservicers is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive the delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee.

         Section 3.03. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Indenture Trustee, the Originators, the Trust, the Collateral Agent, the Noteholders and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

         (a) The Depositor is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation;

         (b) The Depositor is duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (c) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

         (d) The Depositor is not involved in the day-to-day management of the Sponsor and/or any of the Originators, maintains separate corporate records and books of account from the Sponsor and the Originators, has a separate business office from the Sponsor and the Originators and otherwise observes corporate formalities;

         (e) The Depositor maintains its assets separately from the assets of the Sponsor and the Originators (including through the maintenance of a separate bank account), the Depositor's funds and assets, and records relating thereto, have not been and are not commingled with those of the Sponsor and the Originators and the separate creditors of the Depositor will be entitled to be satisfied out of the Depositor's assets prior to any value in the Depositor becoming available to the holders of the Depositor's common stock or the Sponsor's and/or any of the Originators' creditors;

         (f) All business correspondence of the Depositor and other communications are conducted in the Depositor's own name and on its own stationery;

         (g) The Depositor is operated in a manner intended to reduce the risk that it would be substantively consolidated in the bankruptcy estate of the Sponsor and/or any Originator, such that the separate existence of the Depositor would be disregarded in the event of a bankruptcy or insolvency of the Sponsor and/or any Originator;

         (h) The Trust is operated in a manner intended to reduce the risk that the Trust would be substantively consolidated in the bankruptcy estate of the Depositor, such that the separate existence of the Trust, on the one hand, and the Depositor, on the other hand, would be disregarded in the event of a bankruptcy or insolvency of the Depositor;

         (i) The financial statements and books and records of the Depositor reflect the separate existence of the Trust;

         (j) The Depositor does not act as an agent of the Trust in any capacity, except to the extent provided in the Basic Documents, but instead presents itself to the public as a corporation separate from the Trust;

         (k) The Depositor is not involved in the day-to-day management of the Trust, except to the extent provided in the Basic Documents;

         (l) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (m) No consent, approval, license, permit, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the date hereof;

         (n) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

         (o) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which would materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

         (p) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and shall inure to the benefit of the Indenture Trustee.

         Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee. The Indenture Trustee hereby represent, warrant and covenant to the Trust, the Servicer, the Originators, the Sponsor and the Depositor that as of the date of this Agreement or as of such date specifically provided herein:

         (a) The Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

         (b) The Indenture Trustee has the corporate power and authority to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement; and

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Indenture Trustee, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Indenture Trustee, enforceable against such party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.04 shall survive delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be.

         Section 3.05. Representations, Warranties and Covenants of the Trust. The Trust hereby represents, warrants and covenants to the Indenture Trustee that as of the date of this Agreement or as of such date specifically provided herein:

         (a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Trust is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified.

         (b) The Trust has full power and authority to execute and deliver this Agreement and to perform its obligations under the Basic Documents to which it is a party. The Basic Documents to which the Trust is a party have been duly authorized by all necessary action and do not require any additional approval by anyone that has not already been obtained. The Basic Documents to which the Trust is a party have been duly executed and delivered by the Trust and constitute its valid and legally binding obligations, enforceable against it in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity and equitable remedies, regardless of whether enforcement is considered in a proceeding in equity or at law.

         (c) The Secured Notes have been duly authorized, and when the Secured Notes are issued and delivered pursuant to the indenture, the Secured Notes will have been duly executed, issued and delivered and will be entitled to the benefits provided by the Indenture, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will in all material respects be in the form contemplated by the Indenture.

         (d) Neither the execution and delivery nor the performance by the Trust of the Basic Documents to which it is a party will conflict with the governing instruments of the Trust or conflict with, result in a breach, violation or acceleration of, or constitute a default or require any consent under any instrument or agreement to which the Trust is a party or by which the Trust or its properties may be bound, or any law, order, or regulation applicable to the Trust of any governmental authority having jurisdiction over the Trust or its properties, and do not and will not result in or require the creation of any lien (other than pursuant to the Indenture) with respect to any of the Trust's properties.

         (e) Neither the execution and delivery nor the performance by the Trust of the Basic Documents to which it is a party requires any authorization, approval, consent, license, exemption (other than any self-executing exemption), filing, registration, or any other action except those which have been obtained and are in full force and effect or where the failure to comply with the requirement would not adversely affect the delivery, execution or performance by the Trust of the Basic Documents.

         (f) Neither the Trust nor any of its Affiliates is in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money to which it is a party or by which its properties are bound, which default is likely to result in a Material Adverse Effect. No Event of Default has occurred and is continuing under any of the Basic Documents.

         (g) The Trust holds good and indefeasible title to, and is the sole owner of, all right, title and interest in and to the Trust Estate (including any and all Mortgage Loans and the related other assets given as security for any of the Trust's obligations hereunder), free and clear of all liens, participations and rights of others (except for the lien created by the Indenture), and on each date this representation is made, the Indenture Trustee has a first priority lien with respect to the Trust Estate and no further action in the nature of delivery of possession or filing, including any filing of any document is required to establish and perfect the lien with respect to the Trust Estate in favor of the Indenture Trustee against all third parties in any jurisdiction.

         (h) The Trust office is located at c/o Wachovia Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, DE 19801
Attn: Corporate Trust Administration. The Custodial Loan Files concerning the Mortgage Loans are held in the offices of the Collateral Agent in the State of Texas.

         (i) The Trust's federal taxpayer identification number is 51-6516594.

         (j) There are no delinquent federal, state, city, county, or other taxes relating to the Trust.

         (k) There are no actions, suits, investigations or other proceedings pending or, to the best knowledge of the Trust after due inquiry, threatened against or affecting the Trust by or before any court, arbitrator, or governmental authority (i) asserting the invalidity of or any of the Basic Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by or any of the Basic Documents, or (iii) which is reasonably likely to materially and adversely affect the validity, enforceability, collectability or value of the Secured Notes. There are no preliminary or permanent injunctions or orders by any court or other governmental authority pending adversely affecting any of the Basic Documents or any of the transactions contemplated thereby.

         (l) The Trust is not, nor is it controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (m) The Trust does not have any outstanding debt obligation for money borrowed, any other (i.e., debt arising for reasons other than money borrowed) material debt obligations other than the Secured Notes.

         (n) The transactions contemplated by the Basic Documents are in the ordinary course of business of the Trust. The Trust will engage in each acquisition of Mortgage Loans under this Agreement as a principal and not as an agent.

         (o) The Trust is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder. The Trust will not be rendered insolvent by the execution and delivery of any of the Basic Documents or the performance of its obligations hereunder. No petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Trust.

         (p) In incurring any obligation or making any "transfer" (as defined in Section 101 of the Bankruptcy Code) of property or any interest therein pursuant to the Basic Documents (whether in connection with the issue of a Secured Note or otherwise), the Trust does not intend to hinder, delay or defraud any Person to which the Trust is or will become, on or after the date on which such obligation is incurred or such transfer is made, indebted.

         (q) With respect to any obligation incurred by the Trust or any "transfer" (as defined in Section 101 of the Bankruptcy Code) of property or any interest therein made by the Trust pursuant to the Basic Documents, (i) the Trust has received "reasonably equivalent value" within the meaning of Section 548(a)(1)(B)(i) of the Bankruptcy Code for such obligation or transfer, (ii) the Trust is not and will not become "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code at the time of or as a result of incurring such obligation or making such transfer, (iii) the Trust is not engaged in, and is not about to engage in, any business or transaction for which the any property remaining with the Trust constitutes "unreasonably small capital" within the meaning of Section 548(a)(1)(B)(ii)(II) of the Bankruptcy Code, and (iv) the Trust does not intend to incur, and does not believe that it will incur, "debts" within the meaning of Section 101(12) of the Bankruptcy Code that would be beyond the Trust's ability to pay as such debts matured.

         (r) With respect to any "transfer" (as defined in Section 101 of the Bankruptcy Code) of property or any interest therein made by the Trust pursuant to such transfer is intended as a "contemporaneous exchange for new value" given to the Trust within the meaning of Section 547(c)(1) of the Bankruptcy Code.

         (s) The Trust is a limited purpose entity whose primary activities are restricted in the Trust Agreement and the Basic Documents.

         (t) From the date the date of its formation through the date hereof, the Trust has not been and is not involved in the day-to-day management of the Sponsor, any of the Originators and/or the Depositor, has maintained and continues to maintain separate corporate records and books of account from the Sponsor, the Originators and the Depositor, has a separate business office from the Sponsor, the Originators and the Depositor and otherwise has and continues to observe corporate formalities.

         (u) From the date the date of its formation through the date hereof, the Trust has maintained and continues to maintain its assets separately from the assets of the Sponsor, the Originators and the Depositor (including through the maintenance of a separate bank account), the Trust's funds and assets, and records relating thereto, have not been and are not commingled with those of the Sponsor, the Originators or the Depositor and the separate creditors of the Trust will be entitled to be satisfied out of the Trust's assets prior to any value in the Trust becoming available to the holders of the Trust Certificates or the Sponsor's, any of the Originators' and/or the Trust's creditors.

         (v) From the date the date of its formation through the date hereof, all business correspondence of the Trust and other communications have been and are conducted in the Trust's own name and on its own stationery.

         (w) From the date the date of its formation through the date hereof, the Trust has been and continues to operate in a manner intended to reduce the risk that it would be substantively consolidated in the bankruptcy estate of the Sponsor, any Originator and/or the Trust, such that the separate existence of the Trust would be disregarded in the event of a bankruptcy or insolvency of the Sponsor, any Originator and/or the Depositor.

                                   ARTICLE IV

                THE MORTGAGE LOANS; REMEDIES; ADDITIONAL RECOURSE

         Section 4.01. Representations and Warranties Relating to the Mortgage Loans. (a) Each Originator represents and warrants to the Indenture Trustee, the Collateral Agent, the Trust and the Noteholders that, as of the related Transfer Date, immediately prior to the sale and transfer of the related Mortgage Loan by such Originator to the Depositor:

         (i) Such Mortgage Loan contains no (i) provisions pursuant to which any monthly payment due thereunder is (A) paid or partially paid with funds deposited in any separate account established by the related Originator, the related Mortgagor, or anyone on behalf of such Mortgagor, or (B) paid by any source other than such Mortgagor, or (ii) any other provision, of like effect, that may constitute a "buydown" provision; such Mortgage Loan is not a graduated payment mortgage loan, and does not have a shared appreciation or other contingent interest feature;

         (ii) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

         (iii) The information to be provided by the Originators to the Depositor in connection with a Mortgage Loanwill be true and correct in all material respects at the date or dates respecting which such information is furnished;

         (iv) The Mortgage securing such Mortgage Loan is a valid, existing and enforceable first or second lien (as indicated on the Mortgage Loan Schedule with respect thereto) on and in the Mortgaged Property, including all improvements thereon, subject only to (i) the lien of current real property taxes and assessments not yet due, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, all such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically referred to in the lender's policy of title insurance delivered to the originator of such Mortgage Loan, and specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, and (iv) if such Mortgage Loan is a second-lien loan, the prior lien of another lender. Any other Mortgage Loan Document ("Other Mortgage Loan Document") establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein, and the Originators have full right to grant a lien on and in such Other Mortgage Loan Document to the Note Purchaser. The lien of Other Mortgage Loan Documents affects only property incidental to the related Mortgaged Property, and there is no pledged account or other material security securing the related Mortgagor's obligations other than the Mortgaged Property. The related Mortgaged Property was not, as of the date of origination of such Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the related Mortgage;

         (v) Immediately prior to the transfer and assignment by the related Originator to the Depositor, the related Originator had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the related Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor;

         (vi) Except as otherwise indicated on the Mortgage Loan Schedule, all monthly payments due on such Mortgage Loan prior to the applicable Cut-Off Date have been made. The related Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a Person other than the Mortgagor thereunder, directly or indirectly, for the payment of any amount required to be paid in respect of such Mortgage Loan. As of the applicable Cut-Off Date, no payment due under such Mortgage Loan is delinquent for 30 or more days. No payment under such Mortgage Loan has been 30 days delinquent more than once during the twelve months immediately preceding the applicable Cut-Off Date, and no payment under such Mortgage Loan has ever been 30 or more days delinquent;

         (vii) To the best knowledge of the related Originator, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (xxix) below;

         (viii) At the origination of such Mortgage Loan, all outstanding taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents previously due and owing with respect to the related Mortgaged Property had been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable. As of the applicable Cut-Off Date, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing with respect to such Mortgaged Property have been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable;

         (ix) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (x) The related Mortgage and Mortgage Note, and any Other Mortgage Loan Document contain the entire agreement of the parties and all obligations of the Originator or the Trust under the related Mortgage Loan. No terms of the related Mortgage Note, Mortgage or Other Mortgage Loan Document, if any, have been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, that have been delivered to the Collateral Agent. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and has been disclosed to the Note Purchaser in writing. No Mortgagor has been released, in whole or in part, except in connection with an assumption or partial release agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Collateral Agent and the terms of which have been disclosed to the Note Purchaser in writing;

         (xi) To the best knowledge of the related Originator, the Mortgaged Property is in good repair and is free of material damage and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

         (xii) The related Originator has not received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the related Originator;

         (xiii) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee by the related Originator;

         (xiv) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the related Originator's normal documentation requirements, which, for the avoidance of doubt, means limited documentation programs which may otherwise be permitted under the Underwriting Guidelines;

         (xv) The Mortgage Loans were not selected by the related Originator for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of such Originator;

         (xvi) None of the Mortgage Loans constitutes a lien on leasehold interests;

         (xvii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the related Originator's knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

         (xviii) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the related Originator, there is no requirement for, and the related Originator shall not make any future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Mortgage Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

         (xix) All Mortgage Loans were originated in compliance with the related Originator's Underwriting Guidelines;

         (xx) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of the Indenture Trustee, and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

         (xxi) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Servicer's Loan File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

         (xxii) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and the related Originator has not waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. The related Originator has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

         (xxiii) Principal payments on such Mortgage Loan commenced no more than two (2) months after the proceeds of such Mortgage Loan were disbursed. If such Mortgage Loan is an adjustable rate loan, on each interest adjustment date under such Mortgage Loan, the mortgage interest rate will be adjusted to equal the index plus the gross margin, rounded to the nearest (or next highest, as applicable) 0.125%, subject to the periodic rate cap, the maximum rate and the minimum rate set forth in the Mortgage Loan Schedule. The related Mortgage Note is payable on the day of each month indicated on the Mortgage Loan Schedule with respect to such Mortgage Loan in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment that is sufficient to fully amortize the outstanding principal balance of such Mortgage Loan over its remaining term and to pay interest at the applicable interest rate. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note provides that the monthly payments will be changed on each adjustment date indicated on such Mortgage Loan Schedule to an amount that will amortize the unpaid principal balance of such Mortgage Loan over its remaining term at the mortgage interest rate established on such adjustment date. If such Mortgage Loan is a fixed-rate loan and provides for the payment of a balloon payment, such Mortgage Loan is fully amortizing over a period of not more than 30 years and has a term to maturity of not less than 10 years and not more than 30 years. The related Mortgage Note does not permit negative amortization. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note does not permit the related Mortgagor to convert such Mortgage Loan to a fixed-rate loan;

         (xxiv) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the related Originator's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

         (xxv) To the best of the related Originator's knowledge, there does not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the related Originator's Underwriting Guidelines;

         (xxvi) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

         (xxvii) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

         (xxviii) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the related Originator thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 2.03(c) hereof and thereafter (x) to transfer the right, title and interest of the Depositor to the Trust and (y) to pledge the interest of the Trust to the Indenture Trustee for the benefit of the Noteholders. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.06(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Depositor and the related Originator, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Depositor or the related Originator from being enforceable;

         (xxix) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity, fair housing, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Originator, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the related Originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the related Originator nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

         (xxx) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 7.04 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and neither the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

         (xxxi) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (xxxii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to four-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, manufactured dwelling, or a mixed-use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

         (xxxiii) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the related Originator have been capitalized under the Mortgage or the Mortgage Note;

         (xxxiv) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

         (xxxv) The origination and collection practices used by the related Originator or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

         (xxxvi) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Servicer's Loan File. If such Mortgage Loan is an adjustable rate loan, the related Mortgagor has executed a statement to the effect that such Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and the Servicer will ensure that such statement is and will remain in the related Custodial Loan File;

         (xxxvii) If such Mortgage Loan is a refinancing Mortgage Loan, the related Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinancing Mortgage Loan, and evidence of such receipt is and will remain in the related Custodial Loan File;

         (xxxviii)All amounts received by the related Originator with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the Payment Account have been so deposited in the Collection Account and are, as of the related Transfer Date, in the Collection Account;

         (xxxix) The Servicer's Loan File with respect to such Mortgage Loan contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the application for such Mortgage Loan, by a qualified appraiser (i) who, at the time of such appraisal, met the minimum qualifications of Fannie Mae or Freddie Mac and the requirements of the related Originator's appraisal policy and (ii) who satisfied (and which appraisal was conducted in accordance with) all of the applicable requirements of the Uniform Standards of Professional Appraisal Practice in effect at the time of such appraisal and procedures. Such appraiser had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, and such appraiser's compensation was not affected by the approval or disapproval of such Mortgage Loan;

         (xl) The related Originator has no knowledge with respect to the Mortgaged Property of any no governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

         (xli) With respect to second lien Mortgage Loans:

               1) the related Originator has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

               2) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Servicer's Loan File,

               3) if the prior mortgage has a negative amortization feature, the CLTV was determined using the maximum loan amount of such prior mortgage, and

               4) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision;

         (xlii) Each of the Mortgage Loans is (A) subject to a Take-out Commitment (which can be in the form of a forward sale) and saleable on a whole loan basis pursuant to terms and conditions customary in the secondary market for residential mortgage loans or (B) is securitizable upon substantially the same terms and conditions as the mortgage loans included in the ABFS Mortgage Loan Trust 2003-1;

         (xliii) To the best of the related Originator's knowledge no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         (xliv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials, used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the related Originator nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

         (xlv) With respect to any Mortgage Loan secured by a Business Purpose Property, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally;

         (xlvi) The related Originator further represents and warrants to the Indenture Trustee and the Noteholders that as of the Cut-Off Date all representations and warranties set forth in clauses (i) through (xlv) above will be correct in all material respects as to each Mortgage Loan, and the following representation will be correct: as of the applicable Cut-Off Date, no payment due under such Mortgage Loan is delinquent for 30 or more days. No payment under such Mortgage Loan has been 30 days delinquent more than once during the twelve months immediately preceding the applicable Cut-Off Date, and no payment under such Mortgage Loan has ever been 30 or more days delinquent;

         (xlvii) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

         (xlviii) The Mortgage Note is not and has not been secured by any collateral except the lien or the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreements;

         (xlix) Reserved;

         (l) Reserved;

         (li) Reserved;

         (lii) Reserved;

         (liii) The Mortgage Loan is a "qualified mortgage loan" within the meaning of Section 860G(a)(3) of the Code;

         (liv) No Mortgage Loan (a) is subject to Section 226.32 of Regulation Z or any similar state law (relating to high interest rate credit/lending transactions), or (b) contains any term or condition, or involve any loan origination practice, that has been defined as "predatory," "covered" or "threshold" under applicable federal, state or local law, or which has been expressly categorized as an "unfair" or "deceptive" term, condition, or practice in any applicable federal, state or local law (or the regulations promulgated thereunder) dealing with "predatory" or "high cost" mortgage lending (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

         (lv) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

         (lvi) With respect to each adjustable rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

         (lvii) The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts. Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person. No Mortgagor is an Affiliate of the Originators, the Sponsor, the Depositor or the Servicer;

         (lviii) The Mortgage Loans in the aggregate satisfy the Portfolio Composition Criteria; and

         (lix) Each and every Mortgage Loan is an Eligible Mortgage Loan.

         (b) The Depositor hereby represents and warrants to the Indenture Trustee, the Collateral Agent, the Trust and the Noteholders that, as of the related Transfer Date, immediately prior to the sale and transfer of such Mortgage Loan by the Depositor to the Trust:

         (i) Such Mortgage Loan contains no (i) provisions pursuant to which any monthly payment due thereunder is (A) paid or partially paid with funds deposited in any separate account established by the related Originator, the related Mortgagor, or anyone on behalf of such Mortgagor, or (B) paid by any source other than such Mortgagor, or (ii) any other provision, of like effect, that may constitute a "buydown" provision. Such Mortgage Loan is not a graduated payment mortgage loan, and does not have a shared appreciation or other contingent interest feature;

         (ii) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

         (iii) The information to be provided by the Depositor to the Trust in connection with a Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

         (iv) The Mortgage securing such Mortgage Loan is a valid, existing and enforceable first or second lien (as indicated on the Mortgage Loan Schedule with respect thereto) on and in the Mortgaged Property, including all improvements thereon, subject only to (i) the lien of current real property taxes and assessments not yet due, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, all such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically referred to in the lender's policy of title insurance delivered to the originator of such Mortgage Loan, and specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, and (iv) if such Mortgage Loan is a second-lien loan, the prior lien of another lender. Any Other Mortgage Loan Document establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein, and the Originators have full right to grant a lien on and in such Other Mortgage Loan Document to the Note Purchaser. The lien of Other Mortgage Loan Documents affects only property incidental to the related Mortgaged Property, and there is no pledged account or other material security securing the related Mortgagor's obligations other than the Mortgaged Property. The related Mortgaged Property was not, as of the date of origination of such Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the related Mortgage;

         (v) Immediately prior to the transfer and assignment by the Depositor to the Trust, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trust;

         (vi) Except as otherwise indicated on the Mortgage Loan Schedule, all monthly payments due on such Mortgage Loan prior to the applicable Cut-Off Date have been made. The related Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a Person other than the Mortgagor thereunder, directly or indirectly, for the payment of any amount required to be paid in respect of such Mortgage Loan. As of the applicable Cut-Off Date, no payment due under such Mortgage Loan is delinquent for 30 or more days. No payment under such Mortgage Loan has been 30 days delinquent more than once during the twelve months immediately preceding the applicable Cut-Off Date, and no payment under such Mortgage Loan has ever been 30 or more days delinquent;

         (vii) To the best of the Depositor's knowledge, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (xxix) below;

         (viii) At the origination of such Mortgage Loan, all outstanding taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents previously due and owing with respect to the related Mortgaged Property had been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable. As of the applicable Cut-Off Date, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing with respect to such Mortgaged Property have been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable;

         (ix) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy insolvency proceeding at the time the Mortgage Loan was originated;

         (x) The related Mortgage and Mortgage Note, and any Other Mortgage Loan Document contain the entire agreement of the parties and all obligations of the Originator or the Trust under the related Mortgage Loan. No terms of the related Mortgage Note, Mortgage or Other Mortgage Loan Document, if any, have been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, that have been delivered to the Collateral Agent. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and has been disclosed to the Note Purchaser in writing. No Mortgagor has been released, in whole or in part, except in connection with an assumption or partial release agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Collateral Agent and the terms of which have been disclosed to the Note Purchaser in writing.

         (xi) To the best knowledge of the Depositor, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

         (xii) The Depositor has not received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the related Originator;

         (xiii) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee by the related Originator;

         (xiv) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the related Originator's normal documentation requirements, which, for the avoidance of doubt, means limited documentation programs which may otherwise be permitted under the Underwriting Guidelines;

         (xv) The Mortgage Loans were not selected by the Depositor for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Depositor;

         (xvi) None of the Mortgage Loans constitutes a lien on leasehold interests;

         (xvii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

         (xviii) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the related Originator, there is no requirement for, and the Depositor shall not make any future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Mortgage Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

         (xix) All Mortgage Loans were originated in compliance with the related Originator's Underwriting Guidelines;

         (xx) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of the Indenture Trustee, and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

         (xxi) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Servicer's Loan File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

         (xxii) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Depositor has not waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. The Depositor has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

         (xxiii) Principal payments on such Mortgage Loan commenced no more than two (2) months after the proceeds of such Mortgage Loan were disbursed. If such Mortgage Loan is an adjustable rate loan, on each interest adjustment date under such Mortgage Loan, the mortgage interest rate will be adjusted to equal the index plus the gross margin, rounded to the nearest (or next highest, as applicable) 0.125%, subject to the periodic rate cap, the maximum rate and the minimum rate set forth in the Mortgage Loan Schedule. The related Mortgage Note is payable on the day of each month indicated on the Mortgage Loan Schedule with respect to such Mortgage Loan in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment that is sufficient to fully amortize the outstanding principal balance of such Mortgage Loan over its remaining term and to pay interest at the applicable interest rate. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note provides that the monthly payments will be changed on each adjustment date indicated on such Mortgage Loan Schedule to an amount that will amortize the unpaid principal balance of such Mortgage Loan over its remaining term at the mortgage interest rate established on such adjustment date. If such Mortgage Loan is a fixed-rate loan and provides for the payment of a balloon payment, such Mortgage Loan is fully amortizing over a period of not more than 30 years and has a term to maturity of not less than 10 years and not more than 30 years. The related Mortgage Note does not permit negative amortization. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note does not permit the related Mortgagor to convert such Mortgage Loan to a fixed-rate loan;

         (xxiv) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

         (xxv) To the best of the Depositor's knowledge, there does not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the related Originator's Underwriting Guidelines;

         (xxvi) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

         (xxvii) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

         (xxviii) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the related Originator thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 2.03(c) hereof and thereafter (x) to transfer the right, title and interest of the Depositor to the Trust and (y) to pledge the interest of the Trust to the Indenture Trustee for the benefit of the Noteholders. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.06(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Depositor, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Depositor from being enforceable;

         (xxix) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity, fair housing or disclosure laws applicable to such Mortgage Loan have been complied with, and the Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Originator, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the related Originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the Depositor nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

         (xxx) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 7.04 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and neither the Depositor or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;


         (xxxi) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (xxxii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two- to four-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed-use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

         (xxxiii) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Depositor expects not to be cured, and no escrow deposits or payments of other charges or payments due the Depositor have been capitalized under the Mortgage or the Mortgage Note;

         (xxxiv) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

         (xxxv) The origination and collection practices used by the Depositor, the related Originator or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

         (xxxvi) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Servicer's Loan File. If such Mortgage Loan is an adjustable rate loan, the related Mortgagor has executed a statement to the effect that such Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and the Servicer will ensure that such statement is and will remain in the related Custodial Loan File;

         (xxxvii) If such Mortgage Loan is a refinancing Mortgage Loan, the related Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinancing Mortgage Loan, and evidence of such receipt is and will remain in the related Custodial Loan File;

         (xxxviii)All amounts received by the Depositor with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the Payment Account have been so deposited in the Collection Account and are, as of the related Transfer Date, in the Collection Account;

         (xxxix) The Servicer's Loan File with respect to such Mortgage Loan contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the application for such Mortgage Loan, by a qualified appraiser (i) who, at the time of such appraisal, met the minimum qualifications of Fannie Mae or Freddie Mac and the requirements of the related Originator's appraisal policy and (ii) who satisfied (and which appraisal was conducted in accordance with) all of the applicable requirements of the Uniform Standards of Professional Appraisal Practice in effect at the time of such appraisal and procedures. Such appraiser had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, and such appraiser's compensation was not affected by the approval or disapproval of such Mortgage Loan;

         (xl) The Depositor has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

         (xli) With respect to second lien Mortgage Loans:

               1) the Depositor has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

               2) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Servicer's Loan File,

               3) if the prior mortgage has a negative amortization feature, the CLTV was determined using the maximum loan amount of such prior mortgage, and

               4) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision;

         (xlii) Each of the Mortgage Loans is (A) subject to a Take-out Commitment (which can be in the form of a forward sale) and saleable on a whole loan basis pursuant to terms and conditions customary in the secondary market for residential mortgage loans or (B) is securitizable upon substantially the same terms and conditions as the mortgage loans included in the ABFS Mortgage Loan Trust 2003-1;

         (xliii) To the best of the Depositor's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         (xliv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials, used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Depositor nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

         (xlv) With respect to any Mortgage Loan secured by a Business Purpose Property, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally;

         (xlvi) The Depositor further represents and warrants to the Indenture Trustee and the Noteholders that as of the Cut-Off Date all representations and warranties set forth in clauses (i) through (xlv) above will be correct in all material respects as to each Mortgage Loan, and the following representation will be correct: as of the applicable Cut-Off Date, no payment due under such Mortgage Loan is delinquent for 30 or more days. No payment under such Mortgage Loan has been 30 days delinquent more than once during the twelve months immediately preceding the applicable Cut-Off Date, and no payment under such Mortgage Loan has ever been 30 or more days delinquent;

         (xlvii) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

         (xlviii) The Mortgage Note is not and has not been secured by any collateral except the lien or the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreements;

         (xlix) Reserved;

         (l) Reserved;

         (li) Reserved;

         (lii) Reserved;

         (liii) The Mortgage Loan is a "qualified mortgage loan" within the meaning of Section 860G(a)(3) of the Code;

         (liv) No Mortgage Loan (a) is subject to Section 226.32 of Regulation Z or any similar state law (relating to high interest rate credit/lending transactions), or (b) contains any term or condition, or involve any loan origination practice, that has been defined as "predatory," "covered" or "threshold" under applicable federal, state or local law, or which has been expressly categorized as an "unfair" or "deceptive" term, condition, or practice in any applicable federal, state or local law (or the regulations promulgated thereunder) dealing with "predatory" or "high cost" mortgage lending (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

         (lv) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

         (lvi) With respect to each adjustable rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

         (lvii) The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts. Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person. No Mortgagor is an Affiliate of the Originators, the Sponsor, the Depositor or the Servicer;

         (lviii) The Mortgage Loans in the aggregate satisfy the Portfolio Composition Criteria; and

         (lix) Each and every Mortgage Loan is an Eligible Mortgage Loan.


         Section 4.02. Purchase and Substitution. (a) It is understood and agreed that the representations and warranties set forth in Section 4.01 herein shall survive the purchase by the Depositor of the Mortgage Loans, the transfer thereof by the Depositor to the Trust, the pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders, and the delivery of the Secured Notes to the Noteholders, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

         (b) Upon discovery by the Originators, the Depositor, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, or a Noteholder of a breach of any of the representations and warranties in Section 3.01, 3.02 or
4.01 hereof which materially and adversely affects the value of the Mortgage Loans or the interest of the Noteholders, or which materially and adversely affects the interests of the Noteholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (with respect to those representations and warranties which are made to the best of the Originators', the Depositor's or the Sponsor's knowledge, if it is discovered by the Originator's, the Depositor, the Sponsor or the Note Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Note Purchaser, notwithstanding the Originators', the Depositor's or the Sponsor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty), the party discovering such breach or failure shall promptly (and in any event within five (5) days of the discovery) give written notice thereof to the others. Within five (5) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty made in Section 4.01(a), the Originators shall be jointly and severally obligated to (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Determination Date, at the Repurchase Price in the manner specified in this Section 4.02, or
(c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.07 and this Section 4.02. Within five (5) days of the earlier of its discovery or its receipt of notice of any breach of the Portfolio Composition Criteria, the Originators shall be obligated to (a) purchase Mortgage Loans on the next succeeding Determination Date, at the Repurchase Price in the manner specified in this Section 4.02, or
(b) remove Mortgage Loans from the Trust Estate (in which case they shall become Deleted Mortgage Loans) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.07 and this Section 4.02, in each case such that the Mortgage Loans in the aggregate satisfy the Portfolio Composition Criteria; provided that to the extent that the breach arises solely from a breach of the Portfolio Composition Criteria related to Delinquent Mortgage Loans, the aggregate Repurchase Price paid on account of such breach when added to the payments made by the Sponsor pursuant to Section 4.03 of the Sale and Servicing Agreement, shall not exceed the Additional Recourse Cap. Within five (5) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty made in Section 4.01(b), the Depositor shall be obligated to (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Determination Date, at the Repurchase Price in the manner specified in this Section 4.02, or
(c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.07 and this Section 4.02. Within five (5) days of the earlier of its discovery or its receipt of notice of any breach of the Portfolio Composition Criteria, the Depositor shall be obligated to (a) purchase Mortgage Loans on the next succeeding Determination Date, at the Repurchase Price in the manner specified in this Section 4.02, or
(b) remove Mortgage Loans from the Trust Estate (in which case they shall become Deleted Mortgage Loans) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.07 and this Section 4.02, in each case such that the Mortgage Loans in the aggregate satisfy the Portfolio Composition Criteria; provided that to the extent that the breach arises solely from a breach of the Portfolio Composition Criteria related to Delinquent Mortgage Loans, the aggregate Repurchase Price paid on account of such breach when added to the payments made by the Sponsor pursuant to Section 4.03 of the Sale and Servicing Agreement, shall not exceed the Additional Recourse Cap. If the Originator and the Depositor fails to purchase or substitute for any Defective Mortgage Loans (whether pursuant to this Section 4.02 or under Section 2.07(b)), the Sponsor shall purchase such Mortgage Loans on the next Business Day. The Collateral Agent shall give prompt written notice to the Indenture Trustee, who shall deliver such notice to the Note Purchaser of any repurchase or substitution made pursuant to this Section 4.02 or Section 2.07(b).

         (c) Reserved.

         (d) As to any Deleted Mortgage Loan for which an Originator (or the Depositor, as the case may be) substitutes a Qualified Substitute Mortgage Loan or Mortgage Loans, such Originator (or the Depositor, as the case may be) may, by delivering to the Indenture Trustee a certification, in the form attached hereto as Exhibit G, executed by a Responsible Officer, and delivering to the Collateral Agent the related Custodial Loan File for such Qualified Substitute Mortgage Loan or Mortgage Loans.

         (e) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Mortgage Loans after the date of such substitution. Such amounts will be applied to pay down the Secured Note which relates to such Deleted Mortgage Loans. Monthly Payments received with respect to Qualified Substitute Mortgage Loan or Mortgage Loans on or before the date of substitution will be retained by the related Originator (or the Depositor, as the case may be). The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the related Originator (or the Depositor, as the case may be) shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Indenture Trustee, the Collateral Agent and the Note Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Mortgage Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Mortgage Loans shall be subject to the terms of this Agreement in all respects.

         (f) It is understood and agreed that the obligations of the Originators, the Depositor and the Sponsor set forth herein to, cure, purchase or substitute for a Defective Mortgage Loan, or to indemnify as described in subsection (g) below, constitute the sole remedies of the Indenture Trustee, the Collateral Agent and the Noteholders respecting a breach of the representations and warranties of the Originators and the Depositor made in Section 4.01.

         (g) The Originators hereby indemnify the Indenture Trustee, the Depositor, the Trust, the Owner Trustee, the Collateral Agent and the Noteholders and their successors, assigns, agents and servants (collectively, the "Originator Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Originator Indemnified Party in any way relating to or arising out of (i) any breach of any representation, warranty or covenant of the Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Originator, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in any Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction, including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Mortgage Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. The Depositor hereby indemnifies the Indenture Trustee, the Trust, the Owner Trustee, the Collateral Agent and the Noteholders and their successors, assigns, agents and servants (collectively, the "Depositor Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Depositor Indemnified Party in any way relating to or arising out of a breach by the Depositor of the representations or warranties herein. If the Originators or the Depositor fail to perform in their obligations to indemnify the related indemnified parties, then the Sponsor will do so. The indemnities contained herein shall survive the resignation or termination of the Indenture Trustee, Owner Trustee or the termination of this Agreement.

         (h) Each of the Originators shall be jointly and severally responsible for any repurchase, cure or substitution obligation of each Originator under this Agreement and the Indenture.

         Section 4.03. Additional Recourse.

         (a) In addition to (and not by limitation) the obligations of the Sponsor set forth in Section 4.01 and Section 4.02 hereof, the Sponsor agrees that it will pay to the Indenture Trustee (for application in accordance with the terms of this Agreement), any unpaid amounts which may become due and owing under the Indenture, but remain unpaid on the 10th Business Day after the relevant amount became due, (i) on the day on which the Sponsor is given notice of the circumstances, if notice is given at or before 11:00 a.m. (New York Time) on a Business Day, or (ii) on the Business Day following the day such notice is given, if it is given after that time on a Business Day or on a day that is not a Business Day; provided that the aggregate amount the Sponsor shall be obligated to pay pursuant to this Section 4.06 shall not exceed 10% of the aggregate Note Principal Balance (the "Additional Recourse Cap"). The Sponsor further agrees to pay any and all reasonable expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Indenture Trustee in enforcing, or obtaining advice of counsel in respect to or collecting against, the Sponsor. The Sponsor agrees that whenever, at any time, or from time to time, it shall make any payment to the Indenture Trustee on account of its liability under this Section 4.06, it will notify the Indenture Trustee in writing that such payment is made under this Agreement for such purpose.

         (b) The Sponsor waives any and all notice of the creation, renewal, extension or accrual of the recourse and notice of or proof of reliance by the Indenture Trustee upon this Sale and Servicing Agreement or acceptance of this Agreement, the recourse, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Originators, the Depositor, the Servicer and the Sponsor, on the one hand, and the Indenture Trustee, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Sponsor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Sponsor with respect to the recourse set forth in this section. The Sponsor understands and agrees that this recourse shall be construed as a continuing, absolute and unconditional payment obligation without regard to (a) the validity, regularity or enforceability of this Agreement or any other Basic Document, the recourse or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Indenture Trustee, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Originators, the Depositor, the Servicer or the Sponsor against the Indenture Trustee, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Originators, the Depositor, the Servicer and the Sponsor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Sponsor for the recourse contained in this Agreement, in bankruptcy or in any other instance.

                                   ARTICLE V

                 THE ORIGINATORS, THE DEPOSITOR and the sponsor

         Section 5.01. Covenants of the Originators, the Depositor and the Sponsor. (a) Each of the Originators, the Depositor and the Sponsor covenant to the Indenture Trustee, the Trust, the Collateral Agent, the Servicer and the Noteholders as follows:

         (i) The Originators, the Depositor and the Sponsor shall cooperate with such parties and the firm of independent certified public accountants retained with respect to the issuance of the Secured Notes in making available all information and taking all steps reasonably necessary or reasonably required by the Note Purchaser to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein;

         (ii) The Originators, the Depositor and the Sponsor agree to satisfy or cause to be satisfied on or prior to the related Transfer Date, all of the conditions set forth in Section 6.01 hereof that are within the Originators', the Depositor's, and the Sponsor's (or their agents') control; and

         (iii) The Originators, the Depositor and the Sponsor hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators, the Depositor or the Sponsor as the Owner Trustee or the Note Purchaser or their counsel may reasonably request in order to (A) consummate the transfer of the Mortgage Loans to the Depositor and from the Depositor to the Trust and the subsequent transfer thereof to the Indenture Trustee, and the issuance and sale of the Secured Notes and (B) consummate a Disposition of some or all of the Mortgage Loans.

         (b) The Depositor covenants to the Noteholders that it shall not, for so long as an Event of Default or an Amortization Event exists or would result under the Indenture, pay any dividend to the holders of its common stock.

         (c) The Originators, the Depositor and the Sponsor shall not incur any additional debt except as is permitted under the Credit Agreement.

         Section 5.02. Merger or Consolidation. Each of the Originators, the Depositor and the Sponsor will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators' or the Depositor or the Sponsor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators, the Depositor or the Sponsor shall be a party, or any Person succeeding to the business of the Originators, the Depositor or the Sponsor, shall be approved by the Note Purchaser, which approval shall not be unreasonably withheld. In all events such person shall be the successor of the Originators, the Depositor or the Sponsor without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators, the Depositor and the Sponsor shall send notice of any such merger or consolidation to the Indenture Trustee and the Note Purchaser.

         Section 5.03. Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement, the Indenture and all amendments thereto, the Originators, Depositor and the Sponsor shall promptly pay: (a) the fees and disbursements of the Depositor's and the Originators' counsel; (b) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (c) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (d) the fees and disbursements for accountants for the Originators; and (e) all of the reasonable initial expenses of the Note Purchaser including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Servicer's Loan Files. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Note Purchaser shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture and all amendments thereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 5.04. Indemnification. (a) The Originators, the Depositor and the Sponsor, jointly and severally, agree to indemnify and to hold the Note Purchaser harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Note Purchaser may sustain in any way related to the failure of any of the Originators, the Depositor or the Sponsor to perform any of their duties in compliance with the terms of this Agreement. The Originators, the Depositor or the Sponsor shall immediately notify the Note Purchaser if a claim is made by a third party with respect to this Agreement, and the Originators, the Depositor or the Sponsor shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Note Purchaser in respect of such claim.

         (b) Promptly after receipt by an indemnified party under this Section
5.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

         Section 5.05. Financial Statements. The Originators, the Depositor and the Sponsor will deliver to the Indenture Trustee and the Note Purchaser:

         (a) As soon as available and in any event within forty-five (45) days after the end of each month, statements of income of the Sponsor and its Subsidiaries (including the Trust) on a consolidating basis for the month just ended, and the related balance sheet as at the end of such month, all in reasonable detail subject to year-end adjustments. Except for the month immediately following the Sponsor's fiscal year end in which case the statements of income and related balance sheet shall be delivered upon the completion of the report and opinion required by Section 5.05(c)(1) below.

         (b) As soon as available and in any event within sixty (60) days after the close of each of the first three (3) fiscal quarters in each of its fiscal years, statements of income and changes in its stockholders' equity and cash flows of the Sponsor and its respective Subsidiaries on a consolidating and consolidated basis for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as at the end of such fiscal quarter, all in reasonable detail, with all notes and certified by its chief financial officer that, to the best of his or her knowledge, such financial statements were prepared in accordance with GAAP and present fairly the financial condition and the results of operations and cash flows for the period covered, subject, however, to year-end audit adjustments and the omission of footnotes.

         (c) As soon as available and in any event within ninety (90) days after the close of each of its fiscal years, statements of income, changes in its stockholder's equity and cash flows of the Sponsor and its Subsidiaries on a consolidating and consolidated basis as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail, prepared in accordance with GAAP and with all notes, and accompanied by:

         (i) a report and opinion of and independent certified public accountants of recognized standing selected by the Sponsor and acceptable to the Indenture Trustee, stating that such accountants have conducted audits of such financial statements in accordance with generally accepted auditing standards and that, in their opinion, such financial statements present fairly, in all material respects, the financial position of the Sponsor and its Subsidiaries as of the date thereof and the results of its operations and cash flows for the periods covered thereby in conformity with GAAP;

         (ii) copies of any management letter from such accounting firm and the Sponsor's and its Subsidiaries' response(s) to it;

         (iii) a report and opinion of an firm of independent public accountants that is a member of the American Institute of Certified Public Accountants, stating that such firm has examined selected documents and records relating to the servicing of Mortgage Loans, in accordance with the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, and that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified therein, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards requires it to report -- the Servicer will use commercially reasonable efforts to obtain such a report and opinion in respect of each subservicer (if any) for the Servicer, and will furnish those obtained to the Indenture Trustee; and

         (iv) a certificate signed by the chief financial officer of the Sponsor and its Subsidiaries stating that said financial statements fairly present its financial condition and results of operations and those of its Subsidiaries as at the end of, and for, such year.

         (d) Together with each of the monthly, quarterly and annual financial statements required by this Section 5.05, a certificate in the form of Exhibit O of the Sponsor's chief financial officer (i) setting forth in reasonable detail all calculations necessary to show that the Originators, the Depositor and the Sponsor are in compliance with the applicable requirements of clauses (iii),
(iv), (v), and (ix) of the definition of Amortization Event or, if the Originators, the Depositor or the Sponsor is not in compliance, showing the extent of noncompliance and specifying the period of noncompliance and what actions the Originators, the Depositor or the Sponsor proposes to take with respect thereto and (ii) stating that the terms of this Agreement have been reviewed by such officer or under his or her supervision, and that he or she has made or caused to be made under his or her supervision, a review in reasonable detail of the transactions and the condition of the Originators, the Depositor or the Sponsor during the accounting period covered by such financial statements and that such review does not disclose the existence during or at the end of such accounting period -- and that such chief financial officer does not have knowledge of the existence as of the date of the Officer's Certificate -- of any Event of Default or Default or, if any Event of Default or Default existed or exists, specifying the nature and period of its existence and what action the Sponsor has taken, is taking and proposes to take with respect to it. Each such Officer's Certificate shall show, in reasonable detail, the computations supporting compliance (or showing noncompliance) with clauses (iii), (iv), (v), and (ix) of the definition of Amortization Event.

         The Trust, the Sponsor, the Originators, the Depositor and their respective Subsidiaries also agree to provide to the Indenture Trustee such other information related to such annual reports as the Agent may from time to time reasonably request.

         (e) The Trust, the Sponsor, the Originators, the Depositor and their respective Subsidiaries will promptly furnish to the Indenture Trustee from time to time information and certificates regarding the business and affairs of the Originators, the Depositor, the Sponsor and the Trust, including the following and such other information as the Indenture Trustee may from time to time reasonably request (each report or certificate required must be signed by an Authorized Company Representative and the Indenture Trustee will have no responsibility to verify or track any of the items referenced or conclusions stated in such reports or to verify the authority of its signer):

         (i) Monthly, a hedging coverage report showing, in reasonable detail and in form and substance acceptable to and approved by the Sponsor and the Indenture Trustee, the Sponsor's hedging coverage of all Mortgage Loans.

         (ii) Monthly, a report summarizing notices received by the Originators, the Depositor or the Sponsor requesting or demanding that the Originators repurchase (or pay indemnity or other compensation in respect of) Mortgage Loans previously sold or otherwise disposed of by the Originator to any investor or other Person pursuant to any express or implied repurchase or indemnity obligation (whether absolute or contingent and whether or not the Originator is contesting or intends to contest the request or demand).

         (iii) Quarterly, a report listing, and stating the current values of, the Sponsor's residual interests in the Sponsor's Mortgage Loan pools that have been securitized, with such values to be determined by a method, and such report to be in form and content, agreed to by the Sponsor's and the Indenture Trustee and Note Purchaser.

         (iv) Quarterly, a delinquent Mortgage Loan report categorized by age of delinquency for 30, 60, 90 or more days.

         (v) Quarterly, mortgage loan production reports reflecting the Sponsor's quarterly mortgage loan production and acquisition volumes, as well as its mortgage loan pipeline.

         (vi) Such other reports by the Originators, the Depositor and the Sponsor in respect of the Collateral, in such detail and at such times as the Indenture Trustee in its reasonable discretion or at the reasonable direction of the Note Purchaser may request at any time or from time to time.

         (vii) As soon as available and in any event within five (5) Business Days of the date distributed, copies of all definitive prospectuses relating to (i) any security offerings by the Originators, the Depositor, the Sponsor or any of their respective Subsidiaries (including single-purpose finance Subsidiaries) or (ii) any securities to be based on, backed by or created from any Collateral and to be offered by the Originators, the Depositor, the Sponsor or any of their respective Subsidiaries.

         (viii) As soon as available and in any event within five (5) days after filing, copies of (i) all press releases issued by the Originators, the Depositor, the Sponsor or any of their respective Subsidiaries, (ii) all regular or periodic financial reports, and copies of all extraordinary or non-routine filings, if any, that shall be filed with the U.S. Securities and Exchange Commission or any successor agency by or on behalf of the Originators, Depositor, Sponsor or any of their respective Subsidiaries (including single-purpose finance Subsidiaries) and (iii) all such filings relating to any securities that are or are to be based on, backed by or created from any Collateral and which filings are made by or in respect of the Originators, the Depositor, the Sponsor or any of their respective Subsidiaries.

                                   ARTICLE VI

                              CONDITIONS OF CLOSING

         Section 6.01. Conditions Precedent to Transfer Dates. (a) Three (3) Business Days prior to each Transfer Date, the Trust shall give a Notice of Issue to the Note Purchaser, the Indenture Trustee and the Collateral Agent of such upcoming Transfer Date and provide an estimate of the number of Mortgage Loans and aggregate Principal Balance of such Mortgage Loans to be transferred on such Transfer Date. One (1) Business Day prior to each Transfer Date, the Trust shall provide the Note Purchaser, the Indenture Trustee and the Collateral Agent a final Mortgage Loan Schedule with respect to the Mortgage Loans to be transferred on such Transfer Date. On each Transfer Date, the Depositor shall convey to the Trust the Mortgage Loans and the other property and rights related thereto described in the related Assignment, and the Trust, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Sale Amount received from the Note Purchaser in the General Operating Account in respect thereof, and the Servicer shall, promptly after such deposit, direct the Indenture Trustee to withdraw the amount deposited in respect of applicable Sale Amount from the General Operating Account, and distribute such amount to or at the direction of the Depositor.

         (b) The obligations of the Trust to purchase the Mortgage Loans and the Note Purchaser to purchase the Secured Notes will be subject to the satisfaction on each Transfer Date of the following conditions:

         (i) the related Originator(s), the Depositor and the Servicer, as applicable, shall have delivered to the Trust and the Note Purchaser duly executed Assignments, which shall have attached thereto a Mortgage Loan Schedule setting forth the appropriate information with respect to all Mortgage Loans conveyed on such Transfer Date and the Depositor shall have delivered to the Note Purchaser a computer readable transmission of such Mortgage Loan Schedule;

         (ii) the Depositor and the Servicer, as applicable, shall have deposited in the Collection Account all collections received with respect to each of the Mortgage Loans on and after the applicable Cut-off Date;

         (iii) as of such Transfer Date, none of any Originator, the Sponsor nor the Depositor shall (A) be insolvent, (B) be made insolvent by its respective sale of Mortgage Loans or (C) have reason to believe that its insolvency is imminent;

         (iv) the Transfer Period shall be in effect and shall not have ended;

         (v) the Trust shall have delivered the Custodial Loan File to the Collateral Agent in accordance herewith, the Note Purchaser shall have received a Trust Receipt via facsimile, with the original to follow the next day via federal express, along with the attached copy of the Exceptions Report reflecting such delivery and no material exceptions (in the sole judgment of the Note Purchaser) shall be listed on the Exceptions Report;

         (vi) each of the representations and warranties made by the Originators and the Depositor contained in Sections 3.01 and 4.01 shall be true and correct in all material respects as of the related Transfer Date with the same effect as if then made, and the Originators and the Depositor shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

         (vii) each related Originator and the Depositor shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Mortgage Loans identified in the related Assignment have been sold to the Trust pursuant to this Agreement and such Assignment;

         (viii) the Depositor shall have taken any action requested by the Indenture Trustee, the Trust or the Noteholders required to maintain the ownership interest of the Trust in the Mortgage Loan and the Trust Estate;

         (ix) the Trust shall have provided the Note Purchaser no later than three (3) Business Days prior to such date a Notice of Issue pursuant to
     Section 6.01(a), with a copy to the Indenture Trustee;

         (x) after giving effect to the Sale Amount associated therewith, the Note Principal Balance will not exceed the Maximum Note Balance;

         (xi) all conditions precedent to the issuance of the Sale Amount pursuant to the Indenture shall have been fulfilled as of such Transfer Date;

         (xii) the Mortgage Loans to be purchased with the proceeds of the Sale Amount shall not, when aggregated with all other Sold Mortgage Loans, cause any of the Portfolio Composition Criteria to be exceeded;

         (xiii) the Servicer shall have delivered to the Note Purchaser the report described in Section 7.16(b) hereof;

         (xiv) the Originators shall have caused the Servicer to deposit in the Collection Account all collections of (x) principal in respect of the related Mortgage Loans received after the related Cut-Off Date and (y) interest due on the Mortgage Loans after the related Cut-Off Date;

         (xv) the Originators shall have delivered the Mortgage File to the Collateral Agent, on behalf of the Indenture Trustee;

         (xvi) no Event of Default or Amortization Event shall have occurred and be continuing;

         (xvii) the Originators shall have delivered to the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and that each complies with the terms hereof, including each of the representations and warranties made with respect thereto in Sections 3.01 and 4.01;

         (xviii) a Collateral Deficiency Event shall not have occurred and be continuing on such Transfer Date, nor shall a Collateral Deficiency Event occur as a result of such transfer; and

         (xix) in connection with the transfer, assignment and pledge of the Mortgage Loans, the Originators and the Depositor shall satisfy the document delivery requirements set forth in Section 2.06.

         Section 6.02. Conditions Precedent to Initial Transfer Date. The obligations of the Trust to purchase the initial Mortgage Loans and the Note Purchaser to purchase the initial Secured Note will be subject to the satisfaction on the initial Transfer Date of the following conditions:

         (a) Each of the obligations of the Originators, the Sponsor and the Depositor required to be performed by it on or prior to the date hereof and the related Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor, the Sponsor and the Originators under this Agreement shall be true and correct as of the date hereof and the related Transfer Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Note Purchaser shall have received a certificate to the effect of the foregoing signed by an authorized officer of each of the Depositor, the Sponsor and the Originators.

         (b) All fees and expenses set forth in Section 5.03 shall have been paid by the Originators, the Sponsor and/or the Depositor.

         (c) The Mortgage Loans will be acceptable to the Note Purchaser, in its sole reasonable discretion.

         (d) The Note Purchaser shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Note Purchaser and its counsel:

         (i) the Mortgage Loan Schedule and with respect to the initial Transfer Date the Mortgage Loan Schedule attached hereto as Exhibit P;

         (ii) this Agreement, the Indenture, the Trust Agreement, the Purchase Agreement, and the Note Purchase Agreement, and all documents required thereunder, duly executed and delivered by each of the parties thereto;

         (iii) officer's certificates of an officer of each of the Originators, the Depositor and the Sponsor, dated as of the date hereof, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

         (iv) an opinion of the counsel for the Originators, the Depositor and the Sponsor as to various corporate matters in a form acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

         (v) an opinion of the counsel for the Originators, the Sponsor and the Depositor stating that the Secured Notes will be treated as indebtedness and that the Trust will not be taxable as a corporation, a publicly traded partnership or a taxable mortgage pool, in a form acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

         (vi) opinions of counsel for the Originators, the Sponsor and the Depositor relating to certain bankruptcy, true sale and non-consolidation matters, in forms acceptable to the Note Purchaser and its counsel (it being agreed that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions);

         (vii) an opinion of counsel for the Indenture Trustee in form and substance acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators, the Sponsor and the Depositor shall be entitled to rely on the opinion;

         (viii) an opinion of counsel for the Owner Trustee in form and substance acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators, the Depositor and the Indenture Trustee shall be entitled to rely on the opinion);

         (ix) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators, the Depositor and the Indenture Trustee shall be entitled to rely on the opinion); and

         (x) an opinion of Stephen Giroux, counsel to the Servicer and the Originator, in form and substance acceptable to the Note Purchaser and its counsel.

         (e) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Note Purchaser and its counsel.

         (f) The Originators and the Depositor shall have furnished the Note Purchaser with such other certificates of its officers or others and such other documents or opinions as the Note Purchaser or its counsel may reasonably request.

         (g) The Servicer shall have delivered to the Note Purchaser the report, dated April 30, 2003, of independent accountants described in Section 7.10.

         (h) The Sponsor shall have delivered evidence, in form and substance satisfactory to Note Purchaser, that the Sponsor or an Affiliate of the Sponsor has a commitment for warehouse financing of mortgage loans from a lender other than the Note Purchaser in an amount of at least $200,000,000 for a term of not less than 364 days.

         Section 6.03. Termination of Note Purchaser's Obligations. The Note Purchaser may terminate its obligations under the Basic Documents by notice to the Originators, the Sponsor and the Depositor at any time before delivery of and payment of the purchase price for the Secured Notes if: (a) any of the conditions set forth in Section 6.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor, the Sponsor or any Originator, or for the winding up or liquidation of the affairs of the Depositor, the Sponsor or any Originator; (c) there shall have been the consent by the Depositor, the Sponsor or any Originator to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor, the Sponsor or any Originator or of or relating to substantially all of the property of the Depositor, the Sponsor or any Originator; (d) the Depositor, the Sponsor or any Originator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations; (e) the failure on the part of the Originator, the Sponsor or Depositor to observe or perform in any material respect any material covenants or agreements of the Originator, the Sponsor or Depositor under this Agreement which failure continues a period of 10 days after written notice; (f) any representation or warranty made by the Originator, the Sponsor or Depositor pursuant hereto proves to have been incorrect in any material respect when made, and, if such representation nor warranty is correctable, which continues to be incorrect in any material respect for a period of 10 days after written notice;
(g) any purchase and assumption agreement with respect to the Depositor, the Sponsor or any Originator or the assets and properties of the Depositor, the Sponsor or any Originator shall have been entered into; or (h) an Amortization Event or Event of Default shall have occurred. The termination of the Note Purchaser's obligations hereunder shall not terminate the Note Purchaser's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                  ARTICLE VII

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 7.01. The Servicer; Term. (a) The Servicer shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices and shall have full power and authority to do any and all things not inconsistent therewith in connection with such servicing and administration which it may deem necessary or desirable subject to the limitations set forth in this Agreement. The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, and to effect such modifications, waivers, indulgences and other like matters as are in its judgment necessary or desirable, with respect to the Mortgage Loans and the Mortgaged Properties and the servicing and administration thereof. The Servicer shall notify the Indenture Trustee of any such waiver, release, discharge, modification, indulgence or other such matter by delivering to the Indenture Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section 7.01 together with the original copy of any written agreement or other document executed in connection therewith, all of which written agreements or documents shall, for all purposes, be considered a part of the related Custodial Loan File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any modification with respect to any Mortgage Loan unless (i) the modifications do not decrease the Mortgage Interest Rate, reduce or increase the principal balance, decrease the lien priority, increase the current LTV above the lesser of the current LTV or the original LTV, or change the final maturity date on or of such Mortgage Loan and (ii) the Note Purchaser consents to such modifications in writing.

         (b) The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (c) The Servicer's, and each Subservicer's, term hereunder shall be for a period beginning on the Closing Date and ending 12 months thereafter; provided that such term shall end on the date on which this Agreement is terminated; and provided, further, that the Servicer, and each Subservicer, may be removed prior to the expiration of such term as described in Article IX hereof. The Servicer, each Subservicer and the other parties hereto acknowledge that the Mortgage Loans have been sold to the Trust on a servicing-released basis, and that neither the Servicer nor either Subservicer has any ownership interest in the right to service the Mortgage Loans. Any renewal of the Servicer or the Subservicers shall be at the sole discretion of the Note Purchaser.

         Section 7.02. Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make its reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

         (b) Pursuant to Section 8.03, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, the Collection Account, in trust for the benefit of the Noteholders. The Collection Account shall be established and maintained as an Eligible Account.

         (c) The Servicer shall deposit in the Collection Account, in immediately available funds, any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the related Cut-Off Date, and thereafter, no later than the first Business Day following receipt thereof (except as otherwise permitted herein), the following payments and collections received or made by it (other than in respect of principal collected and interest due on the Mortgage Loans on or before the related Cut-Off Date):

         (i) payments of interest on the Mortgage Loans;

         (ii) payments of principal of the Mortgage Loans, including any prepayment penalties or premiums;

         (iii) the Repurchase Price of Mortgage Loans repurchased pursuant to
     Section 2.07 or 4.02;

         (iv) the Substitution Adjustment received in connection with Mortgage Loans for which Qualified Substitute Mortgage Loans are received pursuant to Section 2.07 and 4.02;

         (v) all Liquidation Proceeds; and

         (vi) all Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to Section 7.04 hereof).

         It is understood that the Servicer need not deposit amounts representing fees, late payment charges or extension or other administrative charges payable by Mortgagors, or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

         (d) For any Mortgage Loan that has a first Due Date that occurs later than the last day of the Due Period following the Due Period in which the Mortgage Loan was sold to the Trust, on the first Business Day prior to the related Payment Date, the Servicer will deposit into the Collection Account 30 days' interest at the related Mortgage Interest Rate, net of the Servicing Fee, for each month after the month in which the transfer occurs until, but not including, the month in which such first Due Date occurs.

         Section 7.03. Reserved.

         Section 7.04. Hazard Insurance Policies; Property Protection Expenses.
(a) The Servicer shall cause to be maintained for each Mortgage Loan a hazard insurance policy with extended coverage which contains a standard mortgagee's clause with an appropriate endorsement in an amount equal to the lesser of (x) the maximum insurable value of the related Mortgaged Property or (y) the sum of the Principal Balance of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Principal Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Liquidation Proceeds or Insurance Proceeds. Each hazard insurance policy shall contain a standard mortgage clause naming the related Originator, its successors and assigns, as mortgagee.

         (b) If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Note Purchaser insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 7.04(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 7.04(a), and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

         (c) If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Principal Balance of the related Mortgage Loan and the principal balance of the related first lien, if any, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         Section 7.05. Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of the related Mortgage Loan and require that the Principal Balance thereof be paid in full on or prior to such conveyance by the Mortgagor under any "due-on-sale" clause applicable thereto. If such "due-on-sale" clause, by its terms, is not operable or the Servicer is prevented, as provided in the last paragraph of this Section 7.05, from enforcing any such clause, the Servicer is authorized, subject to the consent of the Note Purchaser, to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon or, if the Servicer in its reasonable judgment finds it appropriate, is released from liability thereon. The Servicer shall notify the Indenture Trustee and the Collateral Agent that any assumption and modification agreement has been completed by delivering to the Indenture Trustee, the Collateral Agent and the Note Purchaser an Officer's Certificate certifying that such agreement is in compliance with this Section 7.05 together with the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Servicer's Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the then current Mortgage Interest Rate thereon shall not be increased or decreased. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation. At its sole election, the Servicer may purchase from the Trust any Mortgage Loan that has been assumed in accordance with this Section 7.05 within one month after the date of such assumption at a price equal to the greater of (i) the fair market value of such Mortgage Loan (as determined by the Servicer in its good faith judgment) and
(ii) the Repurchase Price. Such amount, if any, shall be deposited into the Collection Account in the Due Period in which such repurchase is made.

         Notwithstanding the foregoing paragraph of this Section 7.05 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Servicer reasonably believes it may be restricted by law from preventing for any reason whatsoever.

         Section 7.06. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall, in a manner consistent with Accepted Servicing Practices, foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 7.02(a). Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause an environmental review to be performed, in accordance with Accepted Servicing Practices on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall not foreclose or accept a deed-in-lieu of foreclosure, without the prior written consent of the Note Purchaser. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures which are consistent with Accepted Servicing Practices as it shall deem necessary or advisable and as shall be normal and usual in its general first and second mortgage loan servicing activities. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless, in the reasonable judgment of the Servicer, such expenses will be recoverable from Liquidation Proceeds.

         (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of Noteholders.

         (c) Any Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01 of the Indenture) will be applied in the following order of priority, in each case to the extent of Available Funds: first, to pay the Servicer any accrued and unpaid Servicing Fees relating to such Mortgage Loan; second, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances, and any related unreimbursed Periodic Advances theretofore funded by the Servicer or any Subservicer from its own funds, in each case, with respect to the related Mortgage Loan; third, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Interest Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Principal

Balance of such Mortgage Loan, to the date such Mortgage Loan is determined to be a Liquidated Mortgage Loan if it is a Liquidated Mortgage Loan, or to the Due Date in the Due Period prior to the Payment Date on which such amounts are to be paid if such determination has not yet been made, minus any unpaid Servicing Fees with respect to such Mortgage Loan; fourth, to the extent of the Principal Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fifth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan. The amount of any gross Insurance Proceeds and Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Periodic Advances or unpaid Servicing Fees, in each case, with respect to the related Mortgage Loan, are the "Net Recovery Proceeds" with respect to such Mortgage Loan or REO Property.

         Section 7.07. Indenture Trustee to Cooperate. Upon the payment in full of the Principal Balance of any Mortgage Loan, the Servicer will notify the Indenture Trustee and the Collateral Agent by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 7.02 have been so deposited) of a Responsible Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 7.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Collateral Agent shall, upon request of the Servicer and delivery to the Collateral Agent of a Request for Release signed by a Responsible Officer, release the related Servicer's Loan File to the Servicer and shall execute such documents as shall be necessary for the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return the Custodial Loan File to the Collateral Agent when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Responsible Officer similar to that hereinabove specified, the Request for Release shall be released by the Collateral Agent to the Servicer.

         Section 7.08. Servicing Compensation; Payment of Certain Expenses by Servicer. On each Payment Date, the Servicer shall be entitled to receive, and the Indenture Trustee shall distribute, out of collections on the Mortgage Loans for the Due Period, as servicing compensation for such Due Period, the Servicing Fee. Additional servicing compensation in the form of assumption fees, late payment charges or extension and other administrative charges shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all fees and expenses of the Subservicers, payment of the Indenture Trustee Fee and any expenses or disbursements reasonably incurred or made by the Indenture Trustee and payment of the Collateral Agent Fee and any expenses or disbursements incurred or made by the Collateral Agent, as provided in Section 6.16 of the Indenture and Section 11.05 hereof, and all other fees and expenses not expressly stated hereunder to be payable by or from another source) and shall not be entitled to reimbursement therefor except as specifically provided herein.

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


         Section 7.09. Annual Statement as to Compliance. The Servicer will deliver to the Indenture Trustee, the Collateral Agent, and each Noteholder, on or before April 30 of each year, beginning April 30, 2004, an Officer's Certificate of the Servicer stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         Section 7.10. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning April 30, 2004, the Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Collateral Agent and each Noteholder to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under servicing agreements (including this Agreement) substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         Section 7.11. Access to Certain Documentation. The Servicer shall permit the designated agents or representatives of each Noteholder, the Note Purchaser, the Collateral Agent and the Indenture Trustee (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer relating to the Mortgage Loans and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Mortgage Loans and the Servicer's performance under this Agreement with any of the officers or employees of the Servicer having knowledge thereof and with the independent public accountants of the Servicer (and by this provision the Servicer authorizes its accountants to discuss their respective finances and affairs), all at such reasonable times, as often as may be reasonably requested and without charge to such Noteholder, the Note Purchaser, the Collateral Agent or the Indenture Trustee.

         Section 7.12. Maintenance of Fidelity Bond. The Servicer shall during the term of its service as Servicer maintain in force a fidelity bond and errors and omissions insurance in respect of its officers, employees or agents in an amount at least equal to $1,000,000. Such bond and insurance shall comply with the requirements from time to time of the FNMA for Persons performing servicing for mortgage loans purchased by such association and shall name the Note Purchaser as an additional loss payee.

         Section 7.13. Compensating Interest. Not later than the close of business on the third Business Day prior to each Payment Date, the Servicer shall remit to the Indenture Trustee (without right to reimbursement therefor) for deposit into the Collection Account, an amount equal to, for each Mortgage Loan, the lesser of (a) the Prepayment Interest Shortfall for such Mortgage Loan for the related Payment Date resulting from Principal Prepayments during the related Due Period and (b) its Servicing Fees with respect to such Mortgage Loan received in the related Due Period (the "Compensating Interest").


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

         Section 7.14. Reports to the Indenture Trustee; Collection Account Statements. Not later than fifteen (15) days after each Payment Date, the Servicer shall provide to the Indenture Trustee, the Collateral Agent and the Note Purchaser a statement, certified by a Responsible Officer, setting forth the status of the Collection Account as of the close of business on the related Payment Date, stating that all payments required by this Agreement to be made by the Servicer on behalf of the Indenture Trustee have been made (or if any required payment has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 7.02 and each category of withdrawal specified in Section 7.02 and the aggregate of deposits into the Collection Account as specified in Section 8.01. Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Payment Date occurs. Copies of such statement shall be provided by the Indenture Trustee to any Noteholder upon request.

         Section 7.15. Reserved.

         Section 7.16. Reports to Be Provided by the Servicer. (a) Four Business Days prior to each Payment Date, the Servicer shall deliver to the Indenture Trustee and the Note Purchaser a Monthly Report for such Payment Date, setting forth the information required in the definition of "Monthly Report."

         (b) On the date which is four Business Days prior to each Payment Date and each Transfer Date, the Servicer shall deliver to the Indenture Trustee and the Note Purchaser (as directed by the Note Purchaser) the following information with respect to all Mortgage Loans as well as a break out as to consumer purpose and business purpose Mortgage Loans, in each case, as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below):

         (i) the total number of Mortgage Loans and the Aggregate Principal Balances thereof, together with the number, Aggregate Principal Balances of such Mortgage Loans and the percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans (A) 31-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

         (ii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

         (iii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

         (iv) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

         (v) such loan level information as is generally included in the offering documents for Securitizations entered into by the Servicer and the Originators;

         (vi) the book value of any REO Property;

         (vii) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the Initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the Disposition of such Mortgage Loans aggregating $5,000,000 or more in unpaid Principal Balance;

         (viii) the total number of Mortgage Loans and the aggregate Principal Balance; of all the Mortgage Loans; and

         (ix) any other information reasonably requested by the Note Purchaser.

         (c) In connection with the transfer of the Secured Notes, the Indenture Trustee on behalf of any Noteholder may request that the Servicer make available to any prospective Noteholder annual audited financial statements of the Servicer for one or more of the most recently completed five (5) fiscal years for which such statements are publicly available together with the most recent unaudited quarterly financial statements of the Servicer, which request shall not be unreasonably denied or unreasonably delayed. Such annual audited financial statements also shall be made available to the Note Purchaser upon request.

         (d) Upon reasonable advance notice, the Servicer also agrees to make available on a reasonable basis to the Note Purchaser and any prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Note Purchaser and any prospective Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Note Purchaser and such prospective Noteholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.


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

         Section 7.17. Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans. The Servicing Fee that the Servicer shall be entitled to receive with respect to each Mortgage Loan and each Payment Date shall be offset on such Payment Date by an amount equal to the Prepayment Interest Shortfall with respect to such Mortgage Loan to the extent that it is the subject of Principal Prepayments during the month preceding the month of such Payment Date. The amount of any offset against the Servicing Fee with respect to any Payment Date under this Section 7.17 shall be limited to the Servicing Fee otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to such Mortgage Loan, and the rights of the Noteholders to the offset of the aggregate Prepayment Interest Shortfalls against the Servicing Fee shall not be cumulative.

         Section 7.18. Periodic Advances. If, on any Determination Date, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Determination Date have not been received as of the end of the related Due Period, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Payment Date. The Servicer shall include in the amount to be deposited in the Collection Account on such Determination Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future payment or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future payment to Noteholders and so used shall be replaced by the Servicer from its own funds by deposit in the Collection Account on or before the Business Day preceding any such future Determination Date to the extent that funds in the Collection Account on such Determination Date shall be less than payments to Noteholders required to be made on such date.

         The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 7.02 hereof.

         Section 7.19. Indemnification; Third Party Claims. (a) The Servicer shall indemnify the Originator, the Owner Trustee, the Trust, the Depositor, the Indenture Trustee and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of
Section 7.19(b) for its failure to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, then the provisions of this Section 7.19 shall have no force and effect with respect to such failure. The obligations of the Servicer under this Section 7.19 arising prior to any resignation or termination of the Servicer hereunder shall survive the resignation or termination of the Servicer.

         (b) Neither the Servicer or any of its Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Trust, the Indenture Trustee or the Noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any of its Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the duties of the Servicer. The Servicer and any of its Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each, an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

         (d) If a Third Party Claim is made against an Indemnified Party, while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms; and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request.

         Section 7.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.02 to be true and correct at all times under this Agreement.

         (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that
(i) is an approved servicer by at least two nationally recognized rating agencies, (S&P, Moody's and/or Fitch) and (ii) is acceptable to the Majority Noteholders, and in all events shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Owner Trustee, the Indenture Trustee, the Collateral Agent and the Note Purchaser.

         Section 7.21. Assignment of Agreement by Servicer; Servicer Not to Resign. The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Note Purchaser or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring, in the reasonable judgment of the Note Purchaser, unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trust, the Indenture Trustee, the Depositor and the Note Purchaser. No such resignation shall become effective until the Indenture Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02. The Servicer shall provide the Note Purchaser with at least 60 days' prior written notice of its intention to resign pursuant to this Section 7.21.

         Section 7.22. The Subservicers. (a) The Servicer hereby appoints the Subservicers as the Servicer's agents for the purpose of servicing, on the Servicer's behalf, the respective Mortgage Loans as were originated by such Subservicers and transferred by them, in their capacity as Originators hereunder, to the Depositor. The Subservicers hereby accept such appointment. The Subservicers shall service such Mortgage Loans in a manner consistent with the Accepted Servicing Practices set forth in this Agreement, and receipt by the Subservicers of any and all amounts which by the terms hereof are required to be deposited in the Collection Account shall constitute receipt thereof by the Servicer for all purposes hereof as of the date so received by the Subservicers. Notwithstanding such designation of the Subservicers, the Servicer agrees that it is, and it shall remain, fully obligated under the terms hereof as Servicer with respect to all such Mortgage Loans, and nothing herein shall relieve or release the Servicer from its obligations to the other parties hereto to service such Mortgage Loans in the manner provided in this Agreement.

         (b) The Subservicers shall be compensated for their services hereunder by the Servicer out of its Servicing Fee. No party other than the Servicer shall be responsible for payment of the subservicing fees.

         (c) The Subservicers are subject to Section 7.01(b) hereof regarding the servicing term and Article IX hereof regarding events of default. The Subservicers may be removed in the same circumstances as the Servicer thereunder.


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

                                  ARTICLE VIII

                         NOTE AND ACCOUNT ADMINISTRATION

         Section 8.01. Calculation of Note Principal Balances. The Indenture Trustee shall calculate the Note Principal Balance of each Secured Note for each day. In the case of any Secured Note that is newly issued on such day pursuant to an Issuance Order that states that such Issuance Order is "effective" on such day, the Note Principal Balance for such Secured Note shall be the Sale Amount set forth on the face of such Secured Note and such balance shall be reflected on the Daily Report on the next Business Day. In the case of any Secured Note that is not newly issued on such day, the Note Principal Balance for such Secured Note on such day shall equal the Note Principal Balance of such Secured Note at the close of business on the immediately preceding day.

         Section 8.02. Daily Report. Not later than 5:00 p.m. New York, New York time on each Business Day, the Indenture Trustee shall furnish to the Trust and the Note Purchaser, by facsimile and e-mail, a report (the "Daily Report") containing the following information:

                         1) the accrued and unpaid interest on such Secured Note
                            at the close of business on the day prior to such Business Day;

                         2) LIBOR for such day, and for each day since the day
                            reflected in the most recent prior Daily Report;

                         3) the Margin being used by the Indenture Trustee to
                            calculate accrued interest on such day;

                         4) the Note Principal Balance of each Secured Note as
                            of the day prior to such Business Day;

                         5) any principal reduction in the Note Principal
                            Balance of each Secured Note after the close of business on the date two Business Days before such day and prior to the close of business on the Business Day immediately preceding such day;

                         6) the amount of any payment of interest with respect
                            to each Secured Note on such day;

                         7) the total amount on deposit in each Account as of
                            the close of business on the Business Day immediately preceding such day, which amount, in the case of the Collection Account, shall be stated separately, based solely on information supplied by the Servicer to the Indenture Trustee, as (x) "general collections" and "prepayments in full" or
                            (y) on the Business Day following any Determination Date, as "interest collections," "general principal collections," "prepayments in full" and "other collections" (and, if no such information is supplied with respect to any Determination Date, such amounts shall be deemed to be principal collections);

                         8) any deposits to, or withdrawals from, each Account
                            prior to the close of business on the Business Day immediately preceding such day;

                         9) based on information supplied to the Indenture
                            Trustee by the Servicer (or, if such information is supplied by the Servicer to the Collateral Agent, then by the Collateral Agent), with respect to each Secured Note, the aggregate balance of all Mortgage Loans, as of the relevant Transfer Date of each Mortgage Loan, as reported on the Mortgage Loan Schedule attached to the Trust Receipt and relating to such Secured Note outstanding as the close of business on the Business Day immediately preceding such day, together with the balance of all Mortgage Loans, as of the relevant Transfer Date of each Mortgage Loan, added to, or deleted from, such Mortgage Loan Schedule and relating to such Secured Note as of the Transfer Date.

         Section 8.03. Establishment of Accounts. (a) Concurrently with the execution and delivery hereof, the Indenture Trustee, in cooperation with the Servicer, shall establish at the corporate trust offices of JPMorgan Chase Bank the following segregated accounts:

         "ABFS Mortgage Loan Warehouse Trust 2000-2 Collection Account, JPMorgan Chase Bank, as Indenture Trustee in trust for the Noteholders" (the "Collection Account"); and

         "ABFS Mortgage Loan Warehouse Trust 2000-2 General Operating Account, JPMorgan Chase Bank, as Indenture Trustee on behalf of ABFS Mortgage Loan Warehouse Trust 2000-2" (the "General Operating Account").

         The parties hereto may, from time to time, establish one or more other Accounts, and amend this Agreement to provide for the administration thereof. All Accounts shall be maintained in the State of New York as segregated trust accounts established with the corporate trust department of the Indenture Trustee. Subject to the provisions of this Agreement, the Indenture Trustee shall have sole dominion and control over, and be the sole signatory on, each of the Accounts (other than the General Operating Account).

         Section 8.04. Deposits to Accounts. (a) The Servicer shall deposit, or cause to be deposited, to the Collection Account the amounts described in
Section 7.02.

         (b) All Sale Amounts funded by the Noteholders shall be deposited to the General Operating Account. The Trust may, from time to time, deposit, or cause to be deposited, other moneys into the General Operating Account.

         (c) The Servicer is hereby irrevocably authorized and empowered, as the Trust's attorney-in-fact, to endorse any check or any other instrument or security presented for deposit in any Account and requiring the endorsement of the Trust.

         (d) If at any time the Trust, or any Person on behalf of the Trust (including the Servicer under the Agreement), receives any amounts required to be deposited in any Account (other than the General Operating Account), all such amounts shall be held by the Trust or such other Person as the agent of, and in trust for, the Indenture Trustee and shall, forthwith upon receipt by the Trust or such other Person, be turned over to the Indenture Trustee for deposit to the applicable designated Account in the same form as received by the Trust or such other Person (and, if received in the form of a check, instrument or security requiring endorsement, duly endorsed on behalf of the Trust or such other Person to the order of the Indenture Trustee).

         Section 8.05. Investment of Accounts. (a) So long as the Note Purchaser shall not have notified the Indenture Trustee of the occurrence of an Event of Default under the Indenture, the Indenture Trustee shall cause all or any portion of the Accounts to be invested and reinvested, in the name of the Indenture Trustee or its nominee, as the Indenture Trustee may be directed in writing by the Trust (or by the Servicer on behalf of the Trust) and at the expense and risk of the Trust, in one or more Permitted Investments bearing interest or sold at a discount; provided that, if the Trust causes to be delivered to the Note Purchaser an opinion of counsel, in form and substance reasonably satisfactory to the Note Purchaser to the effect that permitting the Servicer directly to instruct the Indenture Trustee with respect to the investment of funds in the Trust Estate Accounts will not adversely affect the perfection of the Indenture Trustee's Lien thereon, the Servicer may so instruct the Indenture Trustee regarding the investment and reinvestment of funds held in the Accounts in Permitted Investments. If the Note Purchaser shall have notified the Indenture Trustee of the occurrence of an Event of Default under the Indenture, however, the Note Purchaser may direct such investments, neither the Trust nor the Servicer shall have any further right or power to direct such investments, and the Indenture Trustee shall follow such directions as it may receive from the Note Purchaser notwithstanding any directions the Indenture Trustee may have received from the Trust or the Servicer.

         (b) No investments shall be liquidated prior to their stated maturity by the Trust.

         (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account resulting from any loss on any Permitted Investment included therein.

         Section 8.06. Disbursements from Collection Account. On each Payment Date, the Indenture Trustee shall make the following disbursements by wire transfer from amounts then on deposit in the Collection Account:

         (a) To the extent that such fees and expenses have not been paid by the Servicer pursuant to Section 7.08 of this Agreement, to the Indenture Trustee, the Indenture Trustee Fee or any portion thereof outstanding and any reimbursable amounts owed the Indenture Trustee under Section 6.16 of the Indenture if any such amounts remain unpaid for 60 or more days and to the Collateral Agent, the Collateral Agent Fee and any reimbursable amounts owed the Collateral Agent under Section 11.05 of this Agreement if any such amounts remain unpaid for 60 or more days, and provided, that, if, after any remittance of funds pursuant to this Section 8.06(a), all or any portion of the amount so paid is subsequently recovered, the Indenture Trustee shall cause the amount so recovered to be deposited into the Collection Account.

         (b) Based solely on the information supplied by the Servicer, the Indenture Trustee shall make the following withdrawals from available funds in the Collection Account: (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; (ii) to distribute the Servicer its Servicing Fee on an as-collected basis with respect to each Mortgage Loan; and (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

         (c) Interest. (i) (A) From the related Interest Amount Available with respect to each Secured Note, to each Holder of such Secured Note, the related Interest Payment Amount (plus any amounts equal to withheld amounts pursuant to Section 3.03 of the Indenture), and (B) to the extent there are any interest shortfalls on any Secured Notes, from the remaining Interest Amount Available after making the distribution in clause (A), to the Holders of such Secured Notes to distribute the Interest Payment Amounts for such Secured Notes remaining unpaid, to be distributed pro rata based on the interest shortfall of each such Secured Note;

         (ii) from the remaining aggregate Interest Amount Available, to the Note Purchaser such other amounts then due and owing to the Note Purchaser under the Basic Documents as the Note Purchaser may have given written notice of to the Indenture Trustee and the Servicer not later than noon Eastern time on the Business Day prior to such Payment Date; and

         (iii) from the remaining Interest Amount Available, to the Indenture Trustee and the Collateral Agent for the payment of any fees and expenses then due and unpaid to them hereunder.

         (d) Principal. (i) The related Principal Amount Available shall be released from the Collection Account and distributed to the Holders of a Secured Note as a payment of principal; and

         (ii) on any Business Day, whether or not such payments are due on a Payment Date, in connection with such payments of principal as the Trust may be required to make pursuant to Article X of the Indenture or as provided in Section 2.19 or 4.02 of this Agreement, upon the Indenture Trustee's receipt of a written order in substantially the form of Exhibit I (a "Disbursement Order").

                  The Trust shall deliver, or cause to be delivered, such Disbursement Orders as may be required to effect any payment of principal described in the preceding clause (ii).

         (e) From any remaining portion of the Interest Amount Available:

         (i) first, to the Servicer, the amount of any Servicing Advances, Periodic Advances or Compensating Interest not previously reimbursed to the Servicer (as reported by the Servicer to the Indenture Trustee); and

         (ii) second, to the Certificateholders, any remainder.

         (f) Amounts which are to be paid out of collections generally pursuant to clauses (a), (c)(i)(B), (c)(ii) and (c)(iii) above shall be allocated from the groups of Related Mortgage Loans pro rata in relation to the unpaid principal balances of the related Secured Notes immediately prior to such distribution.

         (g) The Note Purchaser and the Trust may from time to time agree to designate additional Payment Dates, as required, for example, in connection with Dispositions. The Trust shall give the Indenture Trustee at least five Business Days' notice of any such additional Payment Date, and shall deliver, or cause to be delivered, a Disbursement Order relating thereto. Notwithstanding any other provisions of this Section 8.06, proceeds of Dispositions shall be remitted in accordance with the provisions of the relevant disposition agreement consented to by the Note Purchaser.

         (h) Notwithstanding the foregoing paragraphs of this Section 8.06, should the Note Purchaser notify the Indenture Trustee that an Event of Default under the Indenture has occurred and is continuing, then, from and after its receipt of such notice (and without any right or obligation to investigate such notice), the Indenture Trustee shall distribute, release and otherwise apply the funds in the Collection Account pursuant to Section 5.07 of the Indenture.

         (i) All distributions to be made by the Indenture Trustee hereunder shall be made by wire transfer in immediately available funds with the transfer initiated not later than noon New York, New York time, if the recipient has provided wiring instructions to the Indenture Trustee, and otherwise shall be paid by check addressed to the address of such recipient reflected in the Indenture Trustee's records.

         Section 8.07. Account Provisions. (a) Each of the Indenture Trustee and the Servicer hereby confirms and agrees that each of the Accounts will be held as a trust account as to which the Indenture Trustee shall be (i) the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC to the extent the Accounts are "securities-accounts" (within the meaning of Section 8-501(a) of the UCC or (ii) the "customer" (within the meaning of Section 4-104(1) of the UCC) to the extent the Accounts are "deposit accounts" (within the meaning of Section 9-102(a)(8) of the UCC). Any investments held in any Account will be registered in the name of "JPMorgan Chase Bank, as Indenture Trustee in trust for the ABFS Mortgage Loan Warehouse Trust 2000-2 Noteholders."

         (b) The Trust, the Servicer and the Indenture Trustee represent and warrant that they have not entered into, and covenant that they shall not enter into, any agreement with respect to the Accounts or any item of property credited to or carried in the Accounts other than this Agreement.

         (c) The Trust represents and agrees that it has not suffered or permitted, and covenants that it shall not suffer or permit, any of its creditors (other than the Note Purchaser) to obtain control over any Account or any property credited thereto or carried therein.

         (d) Except for the claims and interests of the Note Purchaser and of the Trust in the Accounts (and, to the extent permitted under Section 8.06(a) or 8.06(c), the claims of the Indenture Trustee and the Collateral Agent), each of the Indenture Trustee and the Servicer represents and warrants that it does not know of any claim to, or interest in, the Accounts credited thereto or required to be credited thereto.

         (e) The Trust, the Servicer and the Note Purchaser each intend and agree that the Indenture Trustee, in its capacity as collateral agent and secured party for the benefit and on behalf of the Note Purchaser, has obtained "control" (within the meaning of Section 8-106(d) of the UCC) of all security entitlements relating to the Accounts and to the financial assets credited thereto or carried therein to the extent the Accounts are securities accounts.

         (f) The Servicer shall cause (and, to the extent necessary, the Indenture Trustee shall cooperate with the Servicer in causing) all items of income, gain, expense and loss recognized in the Accounts to be reported by the Indenture Trustee to the U.S. Internal Revenue Service, and to all state and local taxing authorities, under the name and taxpayer identification number of the Trust.

         (g) The Parties agree as follows with respect to the Accounts and the Permitted Investments, and the proceeds thereof, held from time to time in each
Account:

         (i) any Account that is a "deposit account" (as defined in Section 9-105 of the UCC) shall be subject to the exclusive custody and "control" (within the meaning of Section 9-104 of the UCC) of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

         (ii) any Permitted Investment that constitutes Physical Property (as defined in the definition of Delivery) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee that has agreed to treat such property as a financial asset;

         (iii) any Permitted Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry credit of such Permitted Investment as described in such paragraph; and

         (iv) any Permitted Investment that is an "uncertificated security" (within the meaning of Section 8-102(a)(18) of the UCC) and that is not governed by clause (iii) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security directly or through one or more securities intermediaries acting solely for the Indenture Trustee as described in such paragraph.

         (h) In the event of any change of law regarding matters relating to the perfection of security interests in any Account or the amounts or any Permitted Investments held therein, the Servicer shall cause to be furnished to the Indenture Trustee and each Noteholder, an opinion of counsel addressing such matters and if necessary, the Servicer shall cooperate with the Indenture Trustee in taking all actions necessary to comply with the change in law.

         Section 8.08. Reserved.

         Section 8.09. Modification of Underwriting Guidelines. Each Originator shall give the Note Purchaser prompt written notification of any modification or change to its Underwriting Guidelines; provided that if, within 15 Business Days after receipt of a copy thereof, the Note Purchaser informs such Originator that it disapproves of one or more of such proposed modifications, "Underwriting Guidelines" shall mean, for purposes of this Agreement and the other Basic Documents, the Underwriting Guidelines previously in effect, modified only to the extent of such modifications as (i) have not been disapproved by the Note Purchaser pursuant to this Section 8.09, unless the Note Purchaser consents in writing to any modification or change to such Underwriting Guidelines and (ii) such other modifications which constitute non-substantive modifications and corrections. Notwithstanding anything contained in this Agreement to the contrary, any Mortgage Loan conveyed to the Trust pursuant to this Agreement pursuant to underwriting guidelines that contain a modification or change to the Underwriting Guidelines that has been disapproved by the Note Purchaser, or which the Note Purchaser did not receive notice of (i.e., a Mortgage Loan that could not have been originated in compliance with the "Underwriting Guidelines," as defined in this Section 8.09), shall be deemed a Defective Mortgage Loan and be purchased or substituted for in accordance with Section 4.02(b) hereof.

         Section 8.10. Valuation of Mortgage Loans and Excess Interest Securities Value. (a) The "Market Value" of each Mortgage Loan will be determined by the Note Purchaser or its designee in its sole judgment and its sole good faith discretion. Such determination may be based in whole or in part on agreed estimates of the projected proceeds from such Mortgage Loan's Disposition in a whole loan sale or inclusion in a Securitization (inclusive of the projected market value of any Excess Interest Securities to be issued in connection with such Securitization).

         (b) From time to time, the Note Purchaser may determine in its sole good faith judgment the market value of the Excess Interest Securities, if any, expected to be, or which could be, issued pursuant to a Securitization as of the closing date of such Securitization. In making such determination the Note Purchaser may rely exclusively on quotations provided by leading dealers in instruments similar to such Excess Interest Securities or such other factors deemed appropriate by the Note Purchaser.

         Section 8.11. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Servicer or by any Subservicer. The Indenture Trustee, or the Collateral Agent on behalf of the Indenture Trustee, shall hold all such money and property received by it, as part of the Trust Estate and shall apply it as provided in the Indenture and in this Agreement.

         Section 8.12. Application of Principal and Interest. In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

                                   ARTICLE IX

                                SERVICER DEFAULT

         Section 9.01. Servicer Events of Default. (a) The following events shall each constitute a "Servicer Event of Default" hereunder:


         (i) any failure by the Servicer to remit to the Indenture Trustee any payment required to be made, including without limitation any principal, interest or Servicing Advance, by the Servicer under the terms of this Agreement or the Basic Documents;

         (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.02 hereof to be true and correct which continues unremedied for a period of fifteen (15) days after (x) actual knowledge thereof by the Servicer or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Noteholder or the Note Purchaser;

         (iii) any failure by the Servicer to maintain any required licenses to do business in any jurisdiction where the property is located, which failure has a material adverse effect on the ability of the Servicer to perform its functions under this Agreement or materially impairs the value of the Mortgage Loans, and which continues to be unremedied for a period of fifteen (15) days after the date on which the Servicer has actual knowledge or written notice of such failure;

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days;

         (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

         (vi) the Servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or cease its normal business operations;

         (vii) the Note Purchaser shall notify the Indenture Trustee of any "event of default" under the Purchase Agreement;

         (viii) the Servicer fails to be an Eligible Servicer;

         (ix) the Sponsor shall fail to own, directly or indirectly (through its subsidiaries) ownership of 100% of the outstanding common stock of the Servicer;

         (x) the Servicer fails to pay when due any principal or interest on any other debt or in the payment when due of any contingent obligation if such default continues beyond any period of grace provided under the papers evidencing such obligation; or breach or default with respect to any other material term of any other debt or of any promissory note, bond, loan agreement, reimbursement agreement, mortgage, indenture or other agreement relating thereto, if the effect of any such failure, default or breach referred to in this Section 9.01(a)(x) is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, debt of the Servicer or any of its Subsidiaries in the aggregate amount of Ten Million Dollars ($10,000,000) or more to become or be declared due before its stated maturity; and

         (xi) any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be entered or filed against the Servicer, or any of its Subsidiaries or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days before the date of any proposed sale thereunder.

         (b) So long as a Servicer Event of Default shall have occurred and not have been remedied, the Indenture Trustee, upon receipt of written notice or actual knowledge by a Responsible Officer of such failure, shall give immediate telephonic and facsimile notice of such failure to a Responsible Officer of the Servicer and to the Note Purchaser, and the Indenture Trustee shall, but only at the direction of the Note Purchaser or the Majority Noteholders, terminate all of the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligation under Section 7.19, and the Successor Servicer shall immediately make such Periodic Advance or payment of Compensating Interest and assume, pursuant to Section 9.02 hereof, the duties of a successor Servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 9.02, pass to and be vested in the Successor Servicer, and the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Successor Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Successor Servicer, or its designee, for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. To the extent the predecessor Servicer fails to pay such amounts, the Indenture Trustee shall be entitled to withdraw such amounts from the Collection Account. The Indenture Trustee shall promptly notify the Note Purchaser of the occurrence of a Servicer Event of Default.

         (c) Upon the occurrence of an (i) Event of Default under any of the Basic Documents, (ii) a Servicer Event of Default under this Agreement, (iii) a material adverse change in the business or financial conditions of the Servicer (each, a "Term Event"), the Servicer's right to service the Mortgage Loans pursuant to the terms of this Agreement shall remain in effect for an initial period commencing on the date on which such Term Event occurred and shall automatically terminate at 5:00 p.m., New York, New York time, on the last Business Day of the calendar month in which such Term Event occurred (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Note Purchaser by written notice (each, a "Servicer Extension Notice") of the Noteholder for successive one-month terms (each such term ending at 5:00 p.m., New York, New York time ("EST"), on the last business day of the related month). Following a Term Event, the Servicer hereby agrees that the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer pursuant to this Agreement and the Servicing Agreement. Following a Term Event, the Servicer agrees that if, as of 3:00 p.m. (EST) on the last business day of any month, the Servicer shall not have received a Servicer Extension Notice from the Note Purchaser, the Servicer shall give written notice of such non-receipt to the Note Purchaser by 4:00 p.m. (EST). Following a Term Event, the failure of the Note Purchaser to deliver a Servicer Extension Notice by 5:00 p.m. (EST) shall result in the automatic and immediate termination of the Servicer (the "Termination Date"). Notwithstanding these time frames, the Servicer and the Note Purchaser shall comply with all applicable laws in connection with such transfer and the Servicer shall continue to service the Mortgage Loans until completion of such transfer.

         Section 9.02. Successor Servicer to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to
Section 9.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 7.21, or the Servicer is removed as Servicer pursuant to this Article IX, except as otherwise provided in
Section 9.01, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Successor Servicer shall not be liable for any actions or the representations and warranties of any Servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.07 and 4.02 hereof. The Successor Servicer shall be obligated to pay Compensating Interest pursuant to Section 7.13 in any event and to make advances pursuant to Section 7.18 unless, and only to the extent the Successor Servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 7.18, such determination to be evidenced by a certification of a Responsible Officer of the Successor Servicer delivered to the Note Purchaser.

         (b) The Majority Noteholders with the written consent of the Note Purchaser shall appoint a Successor Servicer or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that qualifies as an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Notwithstanding anything in this Agreement to the contrary, the original Servicer will continue to fulfill the role of Servicer until such time as a Successor Servicer is appointed. The Indenture Trustee shall not assume any servicing responsibilities at any time whether or not the Servicer is able to continue in its role as Servicer until a Successor Servicer is appointed.

         (c) The Successor Servicer shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 7.08 hereof as the Servicer if the Servicer had continued to act as servicer hereunder. In the event the Successor Servicer is unable or unwilling to act as successor Servicer, the Successor Servicer shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. Within thirty (30) days after any such public announcement, the Successor Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Successor Servicer shall deduct from any sum received by the Successor Servicer from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Successor Servicer. After such deductions, the remainder of such sum shall be paid by the Successor Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

         (d) The Successor Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Successor Servicer and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Successor Servicer or such successor Servicer, as applicable, at the Servicer's cost and expense, (i) all documents and records reasonably requested by the Successor Servicer and (ii) access to personnel knowledgeable in the servicing of the Mortgage Loans to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Successor Servicer or such successor servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Servicer after such removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor Servicer. Neither the Indenture Trustee nor any Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it; (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder; or
(iii) other circumstances beyond the control of the Successor Servicer.

         (e) Pending appointment of a Successor Servicer hereunder, the Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Servicer may make such arrangements for the compensation of such Successor Servicer out of payments on Mortgage Loans as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to
Section 7.08, together with other Servicing Compensation. The Servicer, and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 9.03. Waiver of Defaults. The Majority Noteholders may, on behalf of all Noteholders, and subject to the consent of the Note Purchaser, waive any events permitting removal of the Servicer as servicer pursuant to this
Article IX; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Secured Note without the consent of the Holder of such Secured Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Note Purchaser.

         Section 9.04. Reserved.

         Section 9.05. Indenture Trustee to Act Solely with Consent of the Note Purchaser. The Indenture Trustee shall not, without the Note Purchaser's consent or unless directed by the Note Purchaser:

         (a) terminate the rights and obligations of the Servicer as servicer pursuant to Section 9.01 hereof;

         (b) agree to any amendment pursuant to Section 12.03 hereof; or

         (c) undertake any litigation for the benefit of the Noteholders.

         The Note Purchaser may, in writing and in its sole discretion renounce all or any of its rights under this Section 9.05 or any requirement for the Note Purchaser's consent for any period of time.

                                    ARTICLE X

                                   TERMINATION

         Section 10.01. Termination. (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Indenture Trustee of either: (i) on or after the expiration of the Commitment Term, upon the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder, the payment of all amounts due and payable to the Indenture Trustee and the Note Purchaser and the payment in full of all amounts due under the Secured Notes or (ii) mutual consent of the Owner Trustee, on behalf of the Trust, at the direction of the Indenture Trustee, the Collateral Agent, the Servicer, the Note Purchaser and all Noteholders in writing.

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

         (b) In addition, subject to Section 10.02, the Note Purchaser may, at its sole option, put the Secured Notes to the Trust or terminate the Trust in accordance with the terms of Section 10.01 of the Indenture.

         (c) If on any Payment Date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Estate other than funds in the Collection Account, the Servicer shall send a final payment notice promptly to each Noteholder in accordance with Section 10.01(d).

         (d) Notice of any termination, specifying the Payment Date upon which the Trust will terminate and the Noteholders shall surrender their Secured Notes to the Indenture Trustee for final payment and cancellation, shall be given promptly by the Servicer by letter to Noteholders mailed during the month of such final payment before the Payment Date in such month, specifying (i) the Payment Date upon which final payment of the Secured Notes will be made upon presentation and surrender of Secured Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Secured Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee therein specified at the time such notice is given to Noteholders.

         (e) In the event that all of the Noteholders do not surrender their Secured Notes for cancellation within six (6) months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Noteholders to surrender their Secured Notes for cancellation and receive the final payment with respect thereto. If within six
(6) months after the second notice, all of the Secured Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Secured Notes and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine (9) months after the second notice all the Secured Notes shall not have been surrendered for cancellation, the related Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look only to the related Certificateholders for payment. Such funds shall remain uninvested.

         Section 10.02. Additional Termination Requirements. By their acceptance of the Secured Notes, the Holders thereof hereby agree to appoint the Servicer as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Noteholders hereby appoint the Indenture Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Note Purchaser and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

         Section 10.03. Accounting Upon Termination of Servicer. Upon termination of the Servicer, the Servicer shall, at its expense:

         (a) deliver to the Successor Servicer the funds in any Account;

         (b) deliver to the Successor Servicer all Custodial Loan Files and Servicer's Loan Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

         (c) deliver to the Successor Servicer, upon request, to the Noteholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

         (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the Successor Servicer and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement including without limitation, "good-bye" letters, transfers of tax and escrow and suspense accounts, and transfer of tax service contracts.

                                   ARTICLE XI

                              THE COLLATERAL AGENT

         Section 11.01. Duties of the Collateral Agent. (a) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

         (b) The Collateral Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Collateral Agent which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Collateral Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any Person hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Collateral Agent shall note it as such on the Exceptions Report delivered pursuant to Section 2.07(a).

         (c) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:

         (i) the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement, the Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement;

         (ii) the Collateral Agent shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Collateral Agent, unless it shall be proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts;

         (iii) the Collateral Agent shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Indenture Trustee or with the consent of the Indenture Trustee;

         (iv) the Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Indenture Trustee under this Agreement;

         (v) subject to the other provisions of this Agreement and without limiting the generality of this Section 11.01, the Collateral Agent shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, the Trust Estate, the Noteholders or the Mortgage Loans, (D) to confirm or verify the contents of any reports or certificates of any Person delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties; and

         (vi) the Collateral Agent shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default or Amortization Event unless a Responsible Officer of the Collateral Agent shall have received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Collateral Agent may conclusively assume that there is no default or Event of Default or Amortization Event.

         Section 11.02. Certain Matters Affecting the Collateral Agent. Except as otherwise provided in Section 11.01 hereof:

         (a) the Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) the Collateral Agent may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) the Collateral Agent shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders, as applicable, shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein by the Collateral Agent or thereby; nothing contained herein shall, however, relieve the Collateral Agent of the obligation, upon the occurrence of an Event of Default or an Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

         (d) the Collateral Agent shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) the Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Purchaser or Holders of Secured Notes evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not reasonably assured to the Collateral Agent by the security afforded to it by the terms of this Agreement, the Collateral Agent may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Collateral Agent, shall be repaid by the Servicer upon demand from the Servicer's own funds;

         (f) the right of the Collateral Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Collateral Agent shall not be answerable for anything other than its gross negligence or willful misconduct in the performance of such act;

         (g) the Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

         (h) the Collateral Agent shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

         (i) anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         Section 11.03. Collateral Agent Not Liable for Secured Notes or Mortgage Loans. The recitals contained herein shall be taken as the statements of the Trust and the Servicer, as the case may be, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document. The Collateral Agent shall not be accountable for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Collateral Agent shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Secured Notes issued or intended to be issued under the Indenture.

         Section 11.04. Collateral Agent May Own Secured Notes. The Collateral Agent in its individual or any other capacity may become the owner or pledgor of Secured Notes with the same rights it would have if it were not Collateral Agent, and may otherwise deal with the parties hereto.

         Section 11.05. Collateral Agent's Fees and Expenses; Indemnity.

         (a) On each Payment Date, pursuant to Section 7.08 of this Agreement, the Servicer shall pay to the Collateral Agent (i) the Collateral Agent Fee and
(ii) payment of its reimbursable expenses incurred by the Collateral Agent in the preceding month in accordance with any of the provisions of this Agreement (including, but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ). In the event that such fees and expenses remain unpaid for 60 or more days, such fees and expenses shall be disbursed to the Collateral Agent from amounts on deposit in the Collection Account, pursuant to Section 8.06 of this Agreement.


         (b) The Collateral Agent acknowledges that in consideration of the performance of its duties hereunder it is entitled to receive the Collateral Agent Fee and expenses from the Servicer pursuant to Section 7.08 of this Agreement. The Depositor, the Indenture Trustee and the Note Purchaser shall not pay any of the Collateral Agent fees and expenses in connection with this transaction. The Collateral Agent shall not be entitled to compensation for any expense, disbursement or advance as may arise from its gross negligence or bad faith, and the Collateral Agent shall have no lien on the Trust Estate for the payment of its fees and expenses.

         (c) The Collateral Agent and any director, officer, employee or agent of the Collateral Agent shall be indemnified by the Servicer and held harmless against any loss, liability, claim, damage or expense arising out of, or imposed upon the Trust Estate or the Collateral Agent through the Servicer's acts or omissions in violation of this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence of the Collateral Agent in the performance of its duties hereunder or by reason of the Collateral Agent `s reckless disregard of obligations and duties hereunder. The obligations of the Servicer under this Section 11.05 arising prior to any resignation or termination of the Servicer hereunder shall survive termination of the Servicer and payment of the Secured Notes.

         Section 11.06. Eligibility Requirements for Collateral Agent. The Collateral Agent hereunder shall at all times be a banking entity (a) organized and doing business under the laws of any state or the United States of America subject to supervision or examination by federal or state authority, (b) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Estate on behalf of the Indenture Trustee, for the benefit of the Noteholders, (c) having a combined capital and surplus of at least $50,000,000, (d) whose long-term deposits, if any, shall be rated at least BBB-by S&P and Baa3 by Moody's (except as provided herein) or such lower long-term deposit rating as may be approved in writing by the Note Purchaser, and (e) reasonably acceptable to the Note Purchaser as evidenced in writing. If such banking entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of determining an entity's combined capital and surplus for clause (c) of this Section 11.06, the amount set forth in its most recent report of condition so published shall be deemed to be its combined capital and surplus. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 11.06, the Collateral Agent shall resign immediately in the manner and with the effect specified in Section 11.07.

         Section 11.07. Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days' written notice thereof to the Indenture Trustee, the Servicer, and the Note Purchaser.

         (b) If at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Indenture Trustee, the Servicer or the Note Purchaser, or if at any time the Collateral Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee or the Servicer, with the consent of the Note Purchaser, or the Note Purchaser may remove the Collateral Agent.

         (c) If the Collateral Agent fails in any material respect to perform in accordance with the terms of this Agreement, the Indenture Trustee, the Servicer (with the consent of the Note Purchaser) or the Majority Noteholders or the Note Purchaser may remove the Collateral Agent.

         (d) Upon removal or receipt of notice of resignation of the Collateral Agent, the Indenture Trustee shall either (i) take possession of the Custodial Loan Files and assume the duties of the Collateral Agent hereunder or (ii) appoint a successor Collateral Agent pursuant to Section 11.08. If the Indenture Trustee shall assume the duties of the Collateral Agent hereunder, it shall notify the Trust, the Depositor, the Servicer and Note Purchaser in writing.

         Section 11.08. Successor Collateral Agent. Upon the resignation or removal of the Collateral Agent, the Indenture Trustee may appoint a successor Collateral Agent, with the written approval of the Note Purchaser; provided, however, that the successor Collateral Agent so appointed shall in no event be an Originator, the Depositor or the Servicer or any Person known to a Responsible Officer of the Indenture Trustee to be an Affiliate of an Originator, the Depositor or the Servicer and shall be approved by the Note Purchaser. Such collateral agent, as the case may be, shall assume the duties of the Collateral Agent hereunder. Any successor Collateral Agent appointed as provided in this Section 11.08 shall execute, acknowledge and deliver to the Trust, the Depositor, the Note Purchaser, the Servicer, the Indenture Trustee and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Collateral Agent herein. The predecessor Collateral Agent shall deliver to the successor Collateral Agent all Custodial Loan Files and related documents and statements held by it hereunder, and the Servicer and the predecessor Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Collateral Agent all such rights, powers, duties and obligations. The cost of any such transfer to the successor Collateral Agent shall be for the account of the Collateral Agent in the event of the resignation of the Collateral Agent, and shall be for the account of the Servicer in the event of the removal of the Collateral Agent. No successor Collateral Agent shall accept appointment as provided in this Section
11.08 unless at the time of such acceptance such successor Collateral Agent shall be eligible under the provisions of Section 11.06. Upon acceptance of appointment by a successor Collateral Agent as provided in this Section 11.08, the Servicer shall mail notice of the succession of such Collateral Agent hereunder to all Noteholders at their addresses as shown in the Note Register. If the Servicer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Servicer.

         Section 11.09. Merger or Consolidation of Collateral Agent. Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or national banking association succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder; provided, that such corporation or national banking association shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 11.10. Insurance of Collateral Agent; Custodial Delivery Failure; Indemnity by Collateral Agent. (a) At its own expense, the Collateral Agent shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, and errors and omissions insurance, which insurance shall cover forgery. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is prudent and customary for insurance typically maintained by banks that act as Collateral Agent. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in its Selling and Servicing Guides. Evidence of such insurance may be inspected by the Note Purchaser or the Trust at the offices of the Collateral Agent during business hours upon reasonable notice.

         (b) In the event that the Collateral Agent fails to produce a Mortgage Note for which a Trust Receipt was issued, within five (5) Business Days after required or requested by the Originator, the Servicer, the Trust or the Indenture Trustee, and provided that (i) the Collateral Agent's most recent Exceptions Report did not list such Mortgage Note as an Exception thereon; (ii) such Mortgage Note was not previously released pursuant to a Request for Release of Documents in the form Exhibit D and (iii) such Mortgage Note was held by the Collateral Agent on behalf of the Indenture Trustee (a "Custodial Delivery Failure"), then the Collateral Agent shall at its sole cost and expense, with respect to any such missing Mortgage Note, promptly deliver to the Indenture Trustee with a copy to the Note Purchaser, the Originator, the Servicer and the Trust, a lost note affidavit.

         Section 11.11. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to, and covenants with, the Trust, the Servicer, the Indenture Trustee and the Note Purchaser that, on the date hereof:

         (a) The Collateral Agent is (i) a New York banking corporation duly organized, validly existing and in good standing under the laws of New York and
(ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement.

         (b) The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as the Collateral Agent hereunder.

         (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Collateral Agent, and neither the execution and delivery of this Agreement by the Collateral Agent in the manner contemplated herein nor the Collateral Agent's performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Collateral Agent or any material contract, agreement, or instrument to which the Collateral Agent or by which any of its property may be bound.

         (d) Neither the execution and delivery of this Agreement by the Collateral Agent, nor its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

         (e) This Agreement, and the original Trust Receipts issued hereunder, when executed and delivered by the Collateral Agent, will constitute valid, legal and binding obligations of the Collateral Agent, enforceable against the Collateral Agent in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

         (f) The Collateral Agent does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         (g) There is no litigation pending or, to the best of the Collateral Agent's knowledge after due inquiry, threatened which, if determined adversely to the Collateral Agent, would adversely affect the execution, delivery or enforceability of this Agreement or any of the material duties or obligations of the Collateral Agent hereunder.

         (h) The Collateral Agent is not an Affiliate of the Trust or the Servicer.

         (i) At all times the Collateral Agent shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State, and shall have (A) a short-term, unsecured debt rated at least P-1 by Moody's (or such lower rating as may be acceptable to the Trust and the Note Purchaser) and (y) a short-term deposit rating of at least A-1 from S&P (or such lower rating as may be acceptable to the Trust and the Note Purchaser).

         (j) The Collateral Agent shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition. The Collateral Agent shall provide copies of such reports to the Trust and the Note Purchaser upon request.

         Section 11.12. Transmission of Custodial Loan Files. Written instructions as to the method of shipment and shipper(s) the Collateral Agent is directed to use in connection with transmission of Custodial Loan Files in the performance of the Collateral Agent's duties hereunder shall be delivered to the Collateral Agent by the Person requesting shipment to the Collateral Agent prior to any shipment of any Custodial Loan Files hereunder. The Servicer shall arrange for the provision of such services at its sole cost and expense and shall maintain such insurance against loss or damage to the Custodial Loan Files as the Servicer deems appropriate. Any transmission of Custodial Loan Files by the Collateral Agent under this Agreement shall be by personal delivery, recognized courier delivery service, or registered or certified first class mail, postage prepaid, return receipt requested, as designated by the Person requesting shipment.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01. Limitation on Liability. None of the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any of the directors, officers, employees or agents of such Persons shall be under any liability to the Trust or the Noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any such Person against any breach of warranties or representations made herein by such party, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed upon such party by reason of willful misfeasance, bad faith or gross negligence (or in the case of the Servicer or Depositor negligence) in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee and any director, officer, employee or agent of such Person may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

         Section 12.02. Acts of Noteholders. (a) Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

         (b) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Trust, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (c) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Secured Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         Section 12.03. Amendment. (a) This Agreement may be amended from time to time at the expense of the Originators, the Sponsor or the Depositor by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent and the Indenture Trustee by written agreement, upon the prior written consent of the Note Purchaser, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the Originators, the Sponsor or the Depositor, delivered to the Indenture Trustee adversely affect in any material respect the interests of any Noteholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Secured Note without the consent of such Noteholder, or change the rights or obligations of any other party hereto without the consent of such party.

         (b) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent and the Indenture Trustee, with the consent of the Note Purchaser, the Majority Noteholders and the Holder of the majority of the Percentage Interest of the Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Secured Notes without the consent of the Holders of such Secured Notes or reduce the percentage for the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of such Secured Notes affected thereby.

         (c) It shall not be necessary for the consent of Holders under this
Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         (d) Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized and permitted by this Agreement. The Indenture Trustee and the Collateral Agent may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee or Collateral Agent's own rights, duties or immunities under this Agreement.

         Section 12.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction and at the expense of Majority Noteholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

         Section 12.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 12.06. Notices. All demands, directions, instructions, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, the Subservicers or the Originators, addressed to such Person, c/o American Business Financial Services, Inc., The Wanamaker Building, 100 Penn Square East, 8th Floor, Philadelphia, PA 19107, Attention: General Counsel; (ii) in the case of the Depositor, 3411 Silverside Road, 103 Springer Bldg., Wilmington, Delaware 19810, Attention: Jeffrey Ruben, Executive Vice President; (iii) in the case of the Trust, ABFS Mortgage Loan Warehouse Trust 2000-2, c/o the Owner Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; (iv) in the case of the Indenture Trustee or the Collateral Agent, JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services - ABFS Mortgage Loan Warehouse Trust 2000-2, telephone (212) 623-8100, telecopy (212) 623-5930; (v) in the case of the Note Purchaser, JPMorgan Chase Bank, 270 Park Avenue, 10th Floor , New York, New York 10017,
Attention: Chris Schiavone, telephone (212) 834-5372, telecopy (212) 834-6671; and (vi) in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

         Section 12.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 12.08. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

         Section 12.09. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 12.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Trust, the Servicer, the Depositor, the Sponsor, the Indenture Trustee, the Collateral Agent and the Noteholders and their respective successors and permitted assigns.

         Section 12.11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 12.12. Reserved.

         Section 12.13. Third Party Beneficiary. The parties agree that each of the Owner Trustee and the Note Purchaser is intended and shall have all rights of a third-party beneficiary of this Agreement.

         Section 12.14. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         (b) THE TRUST, THE SERVICER, THE DEPOSITOR, THE SPONSOR, THE COLLATERAL AGENT, EACH ORIGINATOR AND THE INDENTURE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 12.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE

COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT, EACH ORIGINATOR AND THE INDENTURE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12.14 SHALL AFFECT THE RIGHT OF THE TRUST, THE DEPOSITOR, THE SPONSOR, THE SERVICER, THE COLLATERAL AGENT, ANY ORIGINATOR OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         (c) THE TRUST, THE DEPOSITOR, THE SERVICER, THE SPONSOR, THE COLLATERAL AGENT, EACH ORIGINATOR AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 12.15. Reserved.

         Section 12.16. Power of Attorney. Each of the Originators, the Depositor, the Sponsor and each Holder hereby appoints the Note Purchaser as its attorney-in-fact with full power and authority acting in its stead for the purpose of amending this Agreement, the Indenture or any document executed in connection herewith or therewith to the extent necessary to protect the interest of the Note Purchaser in the Trust Estate. The Note Purchaser shall not act under such power of attorney unless and until an Event of Default or an Amortization Event has occurred and is continuing.

         Section 12.17. Non-Petition Agreement. Notwithstanding any prior termination of any Basic Document, each Originator, the Servicer, each Subservicer, the Depositor, the Collateral Agent, the Sponsor and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Secured Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

         Section 12.18. Due Diligence Fees, Due Diligence. The Originators each acknowledge that the Note Purchaser has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Originator agrees that upon reasonable prior notice (with no notice being required upon the occurrence of an Event of Default) to such Originator, the Sponsor, the Note Purchaser, the Indenture Trustee and Collateral Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Servicer and the Indenture Trustee. Each Originator also shall make available to the Note Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Mortgage Loans. Without limiting the generality of the foregoing, each Originator acknowledges that the Note Purchaser may purchase Secured Notes based solely upon the information provided by such Originator to the Note Purchaser in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that the Note Purchaser, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such purchase, including, without limitation, ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Note Purchaser may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Originator agrees to cooperate with the Note Purchaser and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Note Purchaser and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Servicer. Each Originator further agrees that it Originator shall reimburse the Note Purchaser for any and all reasonable out-of-pocket costs and expenses incurred by the Note Purchaser in connection with the Note Purchaser's activities pursuant to this Section 12.18 (the "Due Diligence Fees"). In addition to the obligations set forth in this Section 12.18, the Note Purchaser agrees (on behalf of itself and its officers and employees) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to each Originator or any of its Affiliates (including, but not limited to, the Loan File); except for, (i) disclosure to Note Purchaser's employees, direct or indirect Affiliates, attorneys or accountants, but only to the extent such disclosure is necessary and any such party agrees to hold such information in strict confidence, (ii) disclosure required by law, rule, regulation or order of a court or other similar authority or any regulatory authority, (iii) disclosure in connection with the enforcement of any provision of this Agreement or any of the Basic Documents, (iv) disclosure to any third party source of financing to the Note Purchaser, including without limitation, to any lender or other counterparty of the Note Purchaser, or (v) the extent to which such information is in the public domain other than due to a breach of this Section 12.18. Unless specifically prohibited by applicable law or court order, the Note Purchaser shall, prior to disclosure thereof, notify the related Originator of any request for disclosure of any such non-public information. The Note Purchaser further agrees not to use any such non-public information for any purpose unrelated to this Agreement and that the Note Purchaser shall not disclose such non-public information to any third party underwriter in connection with a potential Disposition without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 12.18.

         Notwithstanding the foregoing or anything to the contrary contained herein or in any other Basic Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal income tax treatment of the conveyance of the Mortgage Loans, any fact relevant to understanding the federal tax treatment of the conveyance of the Mortgage Loans, and all materials of any kind (including opinions or other tax analyses) relating to such federal income tax treatment; provided that the Originators, the Depositor and the Sponsor may not disclose the name of or identifying information with respect to Note Purchaser or Collateral Agent or any pricing terms or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the purported or claimed federal income tax treatment of the conveyance of the Mortgage Loans and is not relevant to understanding the purported or claimed federal income tax treatment of the conveyance of the Mortgage Loans, without the prior written consent of the Note Purchaser.

         Section 12.19. No Recourse to Owner Trustee. (a) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wachovia Trust Company, National Association (f/k/a First Union Trust Company, National Association) not individually or personally, but solely as Owner Trustee of ABFS Mortgage Loan Warehouse Trust 2000-2, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wachovia Trust Company, National Association (f/k/a First Union Trust Company, National Association) but is made and intended for the purpose for binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on Wachovia Trust Company, National Association (f/k/a First Union Trust Company, National Association), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wachovia Trust Company, National Association (f/k/a First Union Trust Company, National Association), be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

         (b) The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates and as specified in Section 7.03 of the Trust Agreement) or the Secured Notes, or of any Mortgage Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Mortgaged Property, the existence and enforceability of any insurance thereon, the existence and contents of any Mortgage Loan on any computer or other record thereof, the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment, the completeness of any Mortgage Loan, the performance or enforcement of any Mortgage Loan, the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                                  ARTICLE XIII

                              PASS-THROUGH TRANSFER

         Section 13.01. Dispositions. (a) The Trust shall effect Dispositions at the direction of the Majority Noteholders (in the form of Exhibit N attached) in accordance with and at the time required in connection with redemptions effected pursuant to Section 10.01 of the Indenture. The Trust, the Servicer, each Originator and the Indenture Trustee agree to use commercially reasonable efforts, in connection with a Disposition made in connection with the occurrence of the Redemption Date, to permit the Depositor to act as "depositor" in such Disposition; provided, nothing herein shall be construed to permit the Depositor to repurchase any Mortgage Loans. In connection therewith, the Trust agrees to assist the Majority Noteholders in such Dispositions and accordingly it shall, at the request and direction of the Majority Noteholders:

         (i) transfer, deliver and sell all or a portion of the Mortgage Loans, as of the "cut-off dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Note Purchaser in its good faith discretion and provided, further, that none of the Originators, their Affiliates or agents may purchase the Mortgage Loans;

         (ii) deposit the cash Disposition Proceeds into the Collection Account pursuant to Section 5.01; and

         (iii) take such further actions as may be reasonably necessary to effect such Dispositions.

         (b) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Participants may request and direct, including without limitation providing the Originator such information as may be reasonably required to make representations and warranties required hereunder.

         (c) The Majority Noteholders may, in connection with any redemption effected pursuant to Section 10.01 of the Indenture, cause the related Disposition to occur as a Whole Loan Sale upon written notice to the Servicer of their intent to cause the Trust to effect such a Whole Loan Sale at least 5 Business Days in advance thereof.

         (d) (i) In consideration of the consideration received from the Depositor hereunder, each related Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following:

              (A) make such representations and warranties concerning the related Mortgage Loans as of the "cut-off date" of the related Disposition to the Disposition Participants as may be necessary in the reasonable opinion of any of the Disposition Participants, and any purchaser of the servicing rights to effect such Disposition; provided, that such Originator shall not be required to make any representation or warranty beyond the scope of the representations and warranties delineated herein; and provided, further, that, to the extent that the Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

              (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Mortgage Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

              (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to such Originator or the Mortgage Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

              (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition; and

              (E) take such further actions as may be reasonably necessary to effect the foregoing;

provided, that, notwithstanding anything in the foregoing to the contrary, the Originators shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Originators, provided that, to the extent an Affiliate of the Note Purchaser acts as "depositor" or performs a similar function in a Securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Originators be set forth in a separate agreement between an Affiliate of the Note Purchaser and the Originators.

         (ii) As long as no Event of Default shall have occurred and be continuing under this Agreement, the Purchase Agreement or the Indenture, the Servicer may continue to service the Mortgage Loans included in any Disposition subject to any applicable "term-to-term" servicing provisions in Section 9.01 and subject to any required amendments to the related servicing provisions as may be necessary to effect the related Disposition including but not limited to the obligation to make Servicing Advances, Periodic Advances and payments of Compensating Interest on the Mortgage Loans.

         (e) Except as otherwise expressly set forth under this Section 13.01, the parties' rights and obligations under this Section 13.01 shall continue notwithstanding the occurrence of an Event of Default.

         (f) For the avoidance of doubt, the Majority Noteholders are not agents of the Originators or any of their Affiliates and, when directing the Trust to effect such Dispositions, are acting in their sole discretion and not for or on behalf of the Originators or any of its Affiliates.

         The Disposition Participants (and the Majority Noteholders to the extent directing the Disposition Participants) shall be independent contractors to the Trust and shall have no fiduciary obligations to the Trust or any of its Affiliates. In that connection, the Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omits to take in good faith in the performance of their duties.

         Upon the Disposition of all Mortgage Loans owned by the Trust, the Sponsor shall pay the Structure Fee as set forth in the Fee Letter.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                    ABFS GREENMONT, INC., as Depositor


                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Senior Vice President



                    AMERICAN BUSINESS FINANCIAL
                      SERVICES, INC., as the Sponsor

                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Executive  Vice President



                    HOMEAMERICAN CREDIT, INC. D/B/A
                      UPLAND MORTGAGE, as an
                      Originator and a Subservicer

                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Executive Vice President



                    ABFS MORTGAGE LOAN WAREHOUSE
                      TRUST 2000-2

                    By: Wachovia Trust Company,
                    National Association (f/k/a First
                    Union Trust Company, National
                    Association), not in its
                    individual capacity but solely as
                    Owner

                    Trustee

                    By: /s/ Rita M. Ritrovato
                        ------------------------------------------------------
                        Name:  Rita M. Ritrovato
                        Title: Trust Officer


  [Signature Page to Second Amended and Restated Sale and Servicing Agreement]

                    AMERICAN BUSINESS CREDIT, INC., as
                      an Originator and the Servicer

                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Executive Vice President


                    AMERICAN BUSINESS MORTGAGE
                      SERVICES, INC., as an Originator
                      and a Subservicer


                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Executive Vice President


                    JPMORGAN CHASE BANK, not in its
                      individual capacity but solely
                      as Indenture Trustee


                    By: /s/  Joseph M. Costantino
                        ------------------------------------------------------
                        Name:   Joseph M. Costantino
                        Title:  Trust Officer


                    JPMORGAN CHASE BANK, not in its
                      individual capacity but solely
                      as Collateral Agent


                    By: /s/  Joseph M. Costantino
                        ------------------------------------------------------
                        Name:   Joseph M. Costantino
                        Title:  Trust Officer





  [Signature Page to Second Amended and Restated Sale and Servicing Agreement]

                                                               EXECUTION VERSION

                                   APPENDIX I

                                  DEFINED TERMS

         "Accepted Servicing Practices": The Servicer's normal mortgage servicing practices including practices regarding reconciliation of bank accounts, processing of mortgage payments, processing of disbursements for tax and insurance payments, maintenance of mortgage loan records, performance of collection efforts including disposition of delinquent loans, foreclosure activities and disposition of real estate owned and performance of investor accounting and reporting processes, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdiction in which the related Mortgage Properties are located.

         "Account": Either of the Collection Account or the General Operating Account.

         "Accountant": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Trust or an Affiliate of the Trust.

         "Accredited Investor": The meaning assigned to such term in Section 2.12(b)(i) of the Indenture.

         "Accrual Period": With respect to the Secured Notes and any Payment Date, the period from and including the prior Payment Date (or, in the case of the first Payment Date with respect to a Secured Note, from and including the related Transfer Date) to and including the day immediately preceding such Payment Date.

         "Act": With respect to any Noteholder, as defined in Section 11.03 of the Indenture.

         "Additional Recourse Cap": The meaning assigned to such term in Section
4.03 of the Sale and Servicing Agreement.

         "Adjusted Tangible Net Worth": With respect to any Person at the end of any fiscal quarter:

                  (a) the excess of that Person's total assets over total liabilities on that day, each being determined in accordance with GAAP consistent with the accounting principles applied in the preparation of financial statements referred to in (herein called "GAAP Net Worth");

                  (b) minus advances to shareholders, officers or Affiliates, aggregate investments in Subsidiaries and Affiliates included in financial statements;

                  (c) minus goodwill and all other assets not supported by or representative of a tangible asset other than mortgage loan servicing rights and capitalized excess mortgage loan servicing fees (the values of which rights and fees shall not be subtracted from GAAP Net Worth to determine Adjusted Tangible Net Worth), which intangible assets would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with its requirements in effect as of such day, as such requirements appear in the "Audit Guide for Audit of Approved Non-supervised Mortgagees";

                  (d) plus loan loss reserves and that portion of Subordinated Debt that is not due within one (1) year of that day;

                  (e) plus net unrealized holding losses, if any, (and minus net unrealized holding gains, if any) for available-for-sale debt securities and equity securities owned (including those classified as current assets) that are required by FASB 115 to be reported as a net amount in a separate component of shareholders' equity until realized.

         "Administration Agreement": The Amended and Restated Administration Agreement, dated as of October 16, 2003, as it may be amended from time to time, between the Trust, the Administrator, and the Servicer, relating to administrating and servicing of the Trust.

         "Administrator": American Business Credit, Inc., a Pennsylvania corporation.

         "Affiliate": With respect to a specified Person, any other Person:

                  (a) that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the specified Person (in this definition only, the term "Control" means having the power to set or direct management policies, directly or indirectly);

                  (b) that is a director, trustee, partner, member or officer of the specified Person or serves in a similar capacity in respect of the specified Person;

                  (c) of which the specified Person is a director, trustee, partner, member or officer or with respect to which the specified Person serves in a similar capacity and over whom the specified Person, either alone or together with one or more other Persons similarly situated, has Control; or

                  (d) that, directly or indirectly through one or more intermediaries, is the beneficial owner of five percent (5%) or more of any class of equity securities -- which does not include any Structured Securities -- of the specified Person.

         "Aged Loan": A Mortgage Loan secured by a first lien that is pledged under the Indenture more than 90 days but not more than 120 days from the Transfer Date.

         "Agent": Any Note Registrar, Collateral Agent, or Authenticating Agent.

         "Aggregate Principal Balance": With respect to any Mortgage Loans and any date of determination, the aggregate of the Principal Balance of such Mortgage Loans as of such date of determination.

         "Amortization Event": Shall mean the occurrence of any of the following:

                  (i) a Servicer Event of Default;

                  (ii) the Sponsor, together with its consolidated Subsidiaries, shall fail to maintain a GAAP Net Worth of at least $25,000,000 up to and including November 30, 2003 and $28,000,000 thereafter, and the Sponsor, together with its consolidated Subsidiaries, fails to increase such GAAP Net Worth by $2,000,000 each fiscal quarter thereafter commencing with the quarter ending on December 31, 2003;

                  (iii) the Sponsor, together with its consolidated Subsidiaries, shall fail to maintain a minimum Adjusted Tangible Net Worth of $300,000,000;

                  (iv) the Sponsor, together with its consolidated Subsidiaries, shall fail to maintain a ratio of Debt to Adjusted Tangible Net Worth less than 4:1;

                  (v) the Sponsor, together with its consolidated Subsidiaries, shall fail to maintain, at all times, cash or Cash Equivalents in an amount of at least $25,000,000;

                  (vi) by October 14, 2003 or any time thereafter, the Sponsor or any Affiliate thereof shall fail to enter into and or maintain an additional (A) warehouse line of at least $200,000,000 for a 364-day period from the Closing Date or (B) any event or circumstance shall have occurred thereunder which would not, by the terms of the applicable agreement, permit the Sponsor or such Affiliate to borrow or draw money thereunder for any period during the 364-day period from the Closing Date;

                  (vii) the aggregate cash flow from all securitization trusts as to which the Sponsor or any Affiliate of the Sponsor is a party shall fail to be greater than the average of the actual cash flow from the immediately preceding four fiscal quarters;

                  (viii) any event of default or other event that has occurred and is continuing for 90 days under any Securitization that the Servicer or Sponsor fails to cure which interrupts cash flow from such Securitization;

                  (ix) the Sponsor maintains Subordinated Debt at any time in excess of $705,000,000;

                  (x) the Sponsor and its consolidated Subsidiaries on any day own Repurchased Defaulted Mortgage Loans having an aggregate outstanding Principal Balance of more than 1.5% of the sum of the aggregate outstanding Principal Balance of the Sponsor's and its consolidated Subsidiaries' aggregate portfolio of Serviced Loans;

                  (xi) the Sponsor, together with its consolidated Subsidiaries, fail to maintain a Total Delinquency Rate at the end of each calendar quarter of less than 12% of the Sponsor's and its consolidated Subsidiaries' aggregate portfolio of Serviced Loans;

                  (xii) a breach of any of the representations, warranties or covenants set forth in Article III of the Sale and Servicing Agreement;

                  (xiii) the occurrence of an Event of Default or a Default, if the Note Purchaser so elects, provided that if any Default is cured before it becomes an Event of Default, the Transfer Period shall be reinstated, unless the last day of the Commitment Term has occurred or an event described in clause (v) has occurred and has not been Deemed Cured;

                  (xiv) the Sponsor fails to successfully complete its Form S-2 SEC filing related to its May 2003 $295 million public subordinated debenture shelf registration on or prior to October 31, 2003;

                  (xv) the Sponsor or any of its Subsidiaries fails to pay when due any principal or interest on any other debt or in the payment when due of any contingent obligation if such default continues beyond any period of grace provided under the papers evidencing such obligation; or breach or default with respect to any other material term of any other debt or of any promissory note, bond, loan agreement, reimbursement agreement, mortgage, indenture or other agreement relating thereto, if the effect of any such failure, default or breach referred to in this clause (xv) is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, debt of the Sponsor or any of its Subsidiaries in the aggregate amount of Ten Million Dollars ($10,000,000) or more to become or be declared due before its stated maturity;

                  (xvi) any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be entered or filed against the Sponsor or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days before the date of any proposed sale thereunder;

                  (xvii) any Plan maintained by the Sponsor or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any such Plan, or the Pension Benefit Guaranty Corporation (or any successor to it) shall institute proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan if as of the date thereof the liability of the Sponsor or its Subsidiaries (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor to it) for unfunded guaranteed vested benefits under such Plan exceeds the then-current value of assets accumulated in such Plan by more than Twenty-Five Thousand Dollars ($25,000) (or in the case of a termination involving the Sponsor or any of its Subsidiaries as a "substantial employer", as defined in Section 4001(a)(2) of ERISA, the withdrawing employer's proportionate share of such excess shall exceed such amount);

                  (xviii) the Sponsor or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Twenty-five Thousand Dollars ($25,000);

                  (xix) as of the end of each calendar quarter, commencing with the quarter ending March 31, 2004, the Sponsor has failed to apply at least 60% of the amount equal to the Sponsor's and its consolidated Subsidiaries net cash flow from operations for such calendar quarter, determined in accordance with GAAP to the Sponsor's and its consolidated Subsidiaries' Subordinated Debt and any such failure continues for 45 days after the end of such calendar quarter;

                  (xx) as of the end of any month commencing January 31, 2004
         (a) the aggregate outstanding principal balance of Subordinated Debt of the Sponsor and its Subsidiaries minus (b) any accrued interest added to the outstanding principal balance of the Subordinated Debt as permitted by the applicable governing documents is not less than the aggregate outstanding principal balance of the Subordinated Debt of the Sponsor and its Subsidiaries as of the end of the prior month

                  (xxi) a Change of Control shall occur;

                  (xxii) a Change of Executive Management shall occur; and

                  (xxiii) the end of the Commitment Term.

         "Appraised Value": As to any Mortgaged Property, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the related Originator at the time referred to in the related Basic Documents or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

         "Assignment": Each Assignment of Mortgage Loans and other related property, executed by the related Originators or the Depositor, as the case may be, in substantially the form attached to the Sale and Servicing Agreement as Exhibit J.

         "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Indenture Trustee, for the benefit of the Noteholders.

         "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Owner Trustee, acting at the direction of the Majority Certificateholders, pursuant to Section 6.14 of the Indenture, until any successor Authenticating Agent for the Secured Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of the Indenture applicable to the Authenticating Agent.

         "Authorized Company Representative": A representative of the Sponsor duly authorized by its Board of Directors (or by an officer to whom such authority has been delegated by its Board of Directors) to execute any certificate, schedule or other document contemplated or required by the Sale and Servicing Agreement or the Basic Documents on behalf of the Sponsor and as its act and deed. A list of Authorized Company Representatives current as of the Closing Date is attached as Schedule I to the Sale and Servicing Agreement. The Sponsor will use its best efforts to provide an updated list of Authorized Company Representatives to the Indenture Trustee promptly following each addition to or subtraction from such list, and the Indenture Trustee and the Note Purchaser shall be entitled to rely on each such list until such an updated list is received by the Indenture Trustee.

         "Authorized Denominations": A minimum Percentage Interest corresponding to a minimum denomination of $5,000,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Secured Note is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of all Secured Notes shall be equal to the original Note Principal Balance.

         "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee or the Collateral Agent, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or any other officer of the Owner Trustee or the Collateral Agent customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

         "Available Funds": With respect to any Payment Date and the Collection Account, the amount to be on deposit in such Account on such Payment Date as a result of the Servicer's remittance of collections and proceeds on the Mortgage Loans and the Servicer's deposit of Periodic Advances, Monthly Advances and Compensating Interest. For purposes of calculating the Available Funds, any Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the Collection Account in the Due Period preceding such Determination Date.

         "Bailee Letter": The Bailee Letter, in the form attached as Exhibit F to the Sale and Servicing Agreement, for use by the Collateral Agent in connection with the delivery of a Custodial Loan File, for the purpose of delivering such Custodial Loan File to a Disposition Participant.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Basic Documents": The Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Note Purchase Agreement, the Administration Agreement, the Secured Notes and the Fee Letter.

         "Book Entry Note": A Permitted Investment issued in book entry form.

         "Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which banking institutions in the State of Texas, the State of New York, the State of Delaware, the State of Pennsylvania or the state in which the Indenture Trustee's office from which payments will be made to Certificateholders, are authorized or obligated by law, regulation or executive order to be closed.

         "Business Purpose Property": Any mixed use property, commercial property, or four or more unit multifamily property.

         "Cash Equivalents": Any of (i) U.S. Treasury securities none of which has a final maturity date later than one (1) year later than the Commitment Term; (ii) certificates of deposit or investor certificates issued by the Agent and (iii) any shares in a AAA rated short term cash investment fund.

         "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         "Certificateholder": Has the meaning ascribed thereto in Section 1.01 of the Trust Agreement.

         "Change of Control": In respect of the Sponsor, the Servicer, the Originators, the Depositor and their respective Subsidiaries means and includes:

                  (a) a sale of substantially all of the assets of any of the Sponsor, the Servicer, the Originators, the Depositor and their respective Subsidiaries to any Person or Persons;

                  (b) without the Indenture Trustee's and Note Purchaser's prior written consent, any merger or consolidation of any of the Sponsor, the Servicer, the Originators, the Depositor and their respective Subsidiaries with or into another Person with the effect that the Persons who have been represented to the Note Purchaser as owning all of the Sponsor's, the Servicer's, the Originators', the Depositor's and their respective Subsidiaries' equity interests on the Closing Date (the "Current Company Equity Holders") or their Affiliates hold less than fifty-one percent (51%) of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation;

                  (c) the occurrence of any other event after which the Sponsor, the Servicer, the Originators or the Depositor no longer owns one hundred percent (100%) of the total voting power entitled to vote in the election of such company's directors, or the Current Company Equity Holders or their Affiliates no longer own at least fifty-one percent (51%) of the total voting power entitled to vote in the election of such company's directors;

                  (d) the Sponsor's, the Servicer's, the Originators' or the Depositor's own liquidation or dissolution; or (e) the Sponsor shall fail to, directly or indirectly, own 100% of the outstanding common stock of each of the Originators.

         "Change of Executive Management": Any of Anthony J. Santilli, President and Chief Executive Officer of the Sponsor, Beverly Santilli, Executive Vice President of the Sponsor, Jeffrey M. Ruben, Executive Vice President of the Sponsor, or Albert W. Mandia, Chief Financial Officer of the Sponsor, has been removed from, or has ceased for any reason, voluntarily or involuntarily, to occupy, any such office or to be responsible for and carry out its principal duties, and has not been replaced or his or her absence accommodated for within
(i) one hundred twenty (120) days thereafter in the event of his or her death or disability or ninety (90) days thereafter in any other event thereafter by another Person or Persons and in a manner reasonably acceptable to and approved by the Note Purchaser, such approval not to be unreasonably withheld, conditioned or delayed.

         "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Closing Date": October 16, 2003.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collateral": The Sold Mortgage Loans, Accounts and other collateral described in the grant of security interest securing payment of the Secured Notes.

         "Collateral Agent": JPMorgan Chase Bank, a New York banking corporation, in its capacity as Collateral Agent under the Sale and Servicing Agreement, any successor-in-interest, or any successor Collateral Agent appointed as provided in Section 11.08 of the Sale and Servicing Agreement.

         "Collateral Agent Fee": As to any Payment Date the fee payable to the Collateral Agent in respect of its services pursuant to Section 11.05 of the Sale and Servicing Agreement, as set forth in the Fee Letter.

         "Collateral Deficiency Event": A situation which shall be deemed to be existing as of any day on which (a) the aggregate Note Principal Balance of the Secured Notes as of such day exceeds, (b) the Mortgage Loan Base as of such day.

         "Collection Account": The Eligible Account established and maintained pursuant to Section 8.03 of the Sale and Servicing Agreement.

         "Combined Loan-to-Value Ratio" or "CLTV": As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) if such Mortgage Loan is subject to a second mortgage, the unpaid principal balance of any related first mortgage loan or loans, if any, as of such time, and the denominator of which is the Appraised Value of any related Mortgaged Property or Properties as of the date of the appraisal used by or on behalf of the Originators to underwrite such Mortgage Loan.

         "Commitment Term": That period of time commencing on the date hereof and continuing until the earlier of (i) October 31, 2003, and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X or Section 5.02 of the Indenture.

         "Compensating Interest": As defined in Section 7.13 of the Sale and Servicing
Agreement.

         "Controlled Group": All members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Sponsor and the Originators, are treated as a single employer under Section 414 of the Code.

         "Corporate Trust Office": With respect to (x) the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services - ABFS Mortgage Loan Warehouse Trust 2000-2; (y) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; and (z) the Collateral Agent, the principal office of the Collateral Agent at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 1111 Fannin, 12th Floor, Houston, Texas 77002,
Attention: Wanda Carr, Associate.

         "Credit Agreement": The Amended and Restated Senior Secured Credit Agreement , dated as of March 15, 2002, as it may be amended from time to time, between the Originators, Tiger Relocation Company, a Pennsylvania corporation, the Sponsor and the Indenture Trustee, relating to the $50,000,000 senior, secured, revolving line of credit.

         "Custodial Loan File": For each Mortgage Loan, the mortgage loan documents set forth in Section 2.06(a) of the Sale and Servicing Agreement that are delivered to the Collateral Agent pursuant to Section 2.06(a) of the Sale and Servicing Agreement or which at any time come into the possession of the Collateral Agent.

         "Custodial Delivery Failure": As defined in Section 11.10(b) of the Sale and Servicing Agreement.

         "Custodial Register": As defined in Section 2.08(d) of the Sale and Servicing Agreement.

         "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage loan in full, nor is intended to cure a Delinquency nor is it intended as a future payment.

         "Cut-Off-Date": With respect to each Mortgage Loan, the date designated as such in the related Assignment.

         "Daily Report": As defined in Section 8.02 of the Sale and Servicing Agreement.

         "Debt": With respect to any Person, on any day, the sum of the following (without duplication):

                  (a) all of that Person's debt or other obligations which, in accordance with GAAP, should be included in determining total liabilities as shown on the liabilities side of that Person's balance sheet for that day;

                  (b) all of that Person's debt or other obligations for borrowed money or for the deferred purchase price of property or services, except that Structured Securities Debt arising out of transactions structured to qualify for GAAP sale treatment shall be excluded;

                  (c) all of any other Person's debt or other obligations for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable -- contingently or otherwise -- to pay or advance money or property as guarantor, surety, endorser or otherwise (excluding such Person's contingent liability as endorser of negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; and

                  (d) all debt for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by that Person (even though that Person has not assumed or otherwise become liable for the payment of such debt) to the extent that such debt would not be otherwise counted as a liability for purposes of determining that Person's net worth and to the extent that such debt is less than or equal to the net book value of such property;

         provided that, for purposes of the Basic Documents, there shall be excluded from the calculation of Debt for that day, (1) loan loss reserves and indemnification reserves, (2) deferred taxes arising from capitalized excess service fees, (3) gestation repurchase obligations and (4) the portion of Subordinated Debt that is not due within one (1) year of that day.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

         "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Defective Mortgage Loan": A Mortgage Loan which is subject to purchase or replacement (i) as having one or more exceptions in the Exceptions Report as contemplated by Section 2.07(b) of the Sale and Servicing Agreement or (ii) for breaches of representations and warranties as contemplated by Section 4.02(b) or 4.02(c) of the Sale and Servicing Agreement.

         "Deficient Mortgage Loan": Any Mortgage Loan that (i) has become 60 or more days Delinquent, (ii) has been in default for a period of 30 days or more (other than a Mortgage Loan referred to in the preceding clause (i)), (iii) does not meet criteria established by independent rating agencies or surety agency conditions for Dispositions which criteria have been established at the related Transfer Date and may be modified only to match changed criteria of independent rating agencies or surety agents, or (iv) is inconsistent with the intended tax status of a Securitization.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         "Definitive Notes": Secured Notes other than Book Entry Notes.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due or the commencement of a case in bankruptcy involving any Mortgagor has occurred and, measured from the most recent preceding month end, had continued for more than thirty (30) days but less than sixty (60) days. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         "Delivery" When used with respect to any Permitted Investments means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit, promissory notes and writings that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC, transfer thereof by physical delivery to the Indenture Trustee endorsed to the Indenture Trustee or endorsed in blank by an effective endorsement, and, with respect to a certificated security (as defined in Section 8-102(a)(4) of the UCC) (i) the acquisition of possession by the Indenture Trustee of the "security certificate" (as defined in 8-102(a)(16) of the UCC), or (ii) another person, other than a "securities intermediary" (as defined in 8-102(a)(14) of the UCC), either acquires possession of the security certificate on behalf of the Indenture Trustee or, having previously acquired possession of a certificate, acknowledges that it holds for the Indenture Trustee, or
         (iii) a securities intermediary acting on behalf of the Indenture Trustee acquires possession of the security certificate, only if the certificate is in "registered form" (as defined in 8-102(a)(13) of the UCC) and has been specially indorsed to the Indenture Trustee by an effective "indorsement" (as defined in 8-102(a)(l1) of the UCC) (all of the foregoing "Physical Property") and, in any event, any such Physical Property in registered form shall be registered in the name of the Indenture Trustee, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or the creation and perfection of a first priority security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any security that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, book-entry credit of such book-entry credit to an appropriate Participant's Securities Account (as defined in such applicable federal regulations) maintained with a Federal Reserve Bank by a financial institution which is a "Participant" pursuant to applicable federal regulations; and the indication by book-entry by such financial institution (which shall be a securities intermediary) that such book-entry has been credited to a securities account as to which the Indenture Trustee is the "entitlement holder" (as defined in Section 8-102(a)(8) of the UCC); and such additional or alternative procedures as may be or hereafter become requisite or appropriate to effect complete transfer of ownership of or the creation and perfection of a first-priority security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any Eligible Investment that is an uncertificated security under Article 8 of the UCC; (i) registration by the issuer of the Indenture Trustee as the registered owner, upon original issue or registration or transfer, or (ii) another person, other than a securities intermediary, either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and such additional or alternative procedures as may be or hereafter become requisite or appropriate to effect complete transfer of ownership of or the creation of a first-priority security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof.

         "Delivery Instructions": The written communications received by the Collateral Agent from an authorized representative of the Note Purchaser, including communications received by facsimile, or other telecommunications device capable of transmitting or creating a written record.

         "Depositor": ABFS Greenmont, Inc., a Delaware corporation.

         "Determination Date": With respect to any Payment Date, the 10th day of the month in which such Payment Date occurs, or if such 10th day is not a Business Day, the Business Day preceding such 10th day.

         "Disbursement Order": The disbursement order in the form attached as
Exhibit I to the Sale and Servicing Agreement.

         "Disposition": A Securitization, Whole Loan Sale transaction, or other disposition of Mortgage Loans, including, without limitation, any transfer of Mortgage Loans to another financing facility maintained by the Sponsor or its Affiliates (which may include a sale of the servicing rights), which, in each case, occurs in connection with a redemption of the Secured Notes effected pursuant to Section 10.01 of the Indenture.

         "Disposition Agent": JPMorgan Chase Bank and its successors and assigns acting at the written direction of the Majority Noteholders.

         "Disposition Participant": As applicable, with respect to a Disposition, any "depositor" with respect to such Disposition, the Majority Noteholders, the Trust, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition; it being understood that no Originator, their Affiliates or agents may purchase the Mortgage Loans in connection with a Disposition.

         "Disposition Proceeds": With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Mortgage Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Excess Interest Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof, minus (y) all other amounts agreed upon in writing by the Note Purchaser, the Trust and the Servicer.

         "Dollar" and "$": Lawful money of the United States of America.

         "Due Date": With respect to each Mortgage Loan and any Payment Date, the day of the calendar month preceding the calendar month in which such Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due.

         "Due Period": With respect to each Payment Date, the calendar month preceding the related Payment Date.

         "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Indenture Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (iv) a principal subsidiary of a bank holding company or
(B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements), having capital and surplus of not less the $50,000,000, acting in its fiduciary capacity.

         "Eligible Mortgage Loan": Each Mortgage Loan: (i) as to which no representation and warranty made pursuant to Section 4.01 of the Sale and Servicing Agreement has been breached; and (ii) that is not more than 29 days Delinquent.

         "Eligible Servicer": Either (x) American Business Credit, Inc., for so long as it is considered an approved servicer by at least two nationally recognized rating agencies (S&P, Moody's and/or Fitch) or (y) any other Person to which the Majority Noteholders may consent in writing.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate": With respect to any Person, any Person which is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which such Person is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which such Person is a member.

         "Exception": With respect to any Custodial Loan File, any of the following: (i) any variance from the requirements of Section 2.06(a) of the Sale and Servicing Agreement with respect to such Custodial Loan File; and (ii) a Mortgage Loan for which a Responsible Officer of the Collateral Agent receives written notice or has actual knowledge of a lien or security interest in respect of the related Mortgage Loan in favor of a Person other than the Indenture Trustee.

         "Exceptions Report": A list generated by the Collateral Agent in accordance with Section 2.07(a) of the Sale and Servicing Agreement, of Mortgage Loans with respect to which the Collateral Agent holds the Custodial Loan File for the benefit of the Indenture Trustee as of the close of business on the prior Business Day, which list includes codes indicating all Exceptions with respect to each Custodial Loan File listed thereon. Each Exceptions Report shall set forth all Exceptions with respect to the Mortgage Loans covered by the then-current Trust Receipt, and shall be attached to such Trust Receipt.

         "Excess Interest Securities": With respect to a Securitization, any subordinated securities backed by excess spread expected to be, or which could be, issued, in connection therewith.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Event of Default": As defined in Section 5.01 of the Indenture.

         "Fannie Mae": The Federal National Mortgage Association, and any successor thereto.

         "FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.

         "Fee Letter": The letter agreement between the Collateral Agent, the Indenture Trustee, the Note Purchaser, the Servicer, the Sponsor and the Originators setting forth certain fees contemplated in the Basic Documents.

         "FICA": The Federal Insurance Contributions Act.

         "FICO Score": With respect to any Mortgage Loan the credit score reported by Fair Isaac and Co.

         "Final Stated Maturity Date": The October 2033 Payment Date.

         "Fitch": Fitch Ratings, Inc. or any successor thereto.

         "Freddie Mac": The Federal Home Loan Mortgage Corporation, and any successor thereto.

         "GAAP": Generally accepted accounting principles, consistently applied.

         "GAAP Net Worth": The meaning set forth in the definition of "Adjusted Tangible Net Worth".

         "General Operating Account": The account, designated as such, established and maintained pursuant to Section 8.03 of the Sale and Servicing Agreement.

         "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and the related Mortgage Files, a Permitted Investment, the Sale and Servicing Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, Loan Purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "High Cost Mortgage Loan": A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost," "threshold," "covered," or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

         "Highest Lawful Rate": As defined in Section 11.19 of the Indenture.

         "HUD": The U.S. Department of Housing and Urban Development or any successor.

         "Indenture": The Second Amended and Restated Indenture, dated as of October 16, 2003, as it may be amended from time to time, between the Trust and the Indenture Trustee, relating to the issuance of the Secured Notes.

         "Indenture Trustee": JPMorgan Chase Bank, a New York banking corporation, in its capacity as Indenture Trustee under the Indenture, its successor-in-interest, or any successor Indenture Trustee appointed as provided for in Section 6.09 of the Indenture.

         "Indenture Trustee Fee": As to any Payment Date, the fee payable to the Indenture Trustee in respect of its services as Indenture Trustee pursuant to
Section 6.16 of the Indenture that accrues at a monthly rate equal to one-twelfth of 0.00875% on the Principal Balance of each Mortgage Loan, as of the immediately preceding Due Date.

         "Independent": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust and any other obligor upon the Secured Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust or in any such other obligor or in an Affiliate of the Trust or such other obligor, and (ii) is not connected with the Trust or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Trust Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices.

         "Interest Amount Available": The aggregate amount on deposit in the Collection Account as of the close of business on a Determination Date (A) that are designated by the Servicer as "interest collections" on deposit in the Collection Account on such Payment Date which relate to the prior Due Period,
(B) that constitute the interest portion of Disposition Proceeds, (C) that are prepayment fees deposited into the Collection Account, (D) that constitute investment earnings on amounts in deposit in the Collection Account and (E) deposited by the Servicer as Servicing Advances, Periodic Advances or Compensating Interest. The Interest Amount Available with respect to an individual Secured Note is the portion of the amount described above which related to the Related Mortgage Loans.

         "Interest Payment Amount": As to each Secured Note with respect to a Payment Date, the amount distributed to the related Noteholder respecting interest, as contemplated by Section 8.06(c) of the Sale and Servicing Agreement and calculated in accordance with Section 8.03 of the Indenture.

         "Investment Company Act": The Investment Company Act of 1940, as amended.

         "Jumbo Mortgage Loan": A Mortgage Loan that satisfies the Underwriting Guidelines and whose original principal amount is more than the maximum principal amount allowable for purchase by Fannie Mae or Freddie Mac but not more than Five Hundred Thousand Dollars ($500,000).

         "LIBOR": For each day, the rate of interest per annum for dollar deposits with a duration of one month that is displayed (i) on the Telerate Page 3750 at about 11:00 a.m. (London time) on the second LIBOR Business Day prior to such day, or (ii) if that page ceases to display the necessary information, then on whatever page replaces it on that service for the purpose of displaying that information (the "Telerate Rate"). If the Telerate Rate cannot be determined, then the one-month LIBOR rate" for any day means the arithmetic mean of the rates of interest offered by two prime banks in the London interbank market (selected by the Indenture Trustee) of dollar deposits with a duration of one month at about 11:00 a.m. (London time) the second LIBOR Business Day prior to such day. Each determination of the one-month LIBOR rate by the Indenture Trustee pursuant to the provisions of this Agreement shall be conclusive and binding absent manifest error.

         "LIBOR Business Day": A Business Day on which trading in U.S. dollars is conducted between banks in the London interbank market.

         "Lien": Any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any finance lease or other contract in the nature thereof and any agreement to give any security interest).

         "Liquidated Loan Loss": With respect to any Payment Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan prior to the Due Date preceding such Payment Date, equal to the excess of (i) the unpaid Principal Balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

         "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

         "Liquidation Expenses": Expenses reasonably incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 7.04 and 7.06 of the Sale and Servicing Agreement respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

         "Liquidation Proceeds": The amount (other than Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation,
(ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale, REO Disposition or otherwise or (iii) the liquidation of any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related Mortgagor; provided that in no event shall net Liquidation Proceeds be less than zero.

         "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of its date of origination, the ratio on such date borne by the outstanding Principal Balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

         "Lost Note Affidavit": The lost note affidavit substantially in the form attached to the Sale and Servicing Agreement as Exhibit M.

         "Majority Certificateholders": The Holder or Holders of Trust Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

         "Majority Noteholders": The Holder or Holders of Notes evidencing Percentages Interests in excess of 50% in the aggregate.

         "Manufactured Housing Loan": A manufactured home, including all accessions thereto, that is legally classified as real property under state law.

         "Margin": A rate per annum equal to 2.00%.

         "Margin Option": As defined in Section 2.20 of the Sale and Servicing Agreement.

         "Market Value": The meaning assigned to such term in Section 8.10(a) of the Sale and Servicing Agreement; provided, however, that to the extent that on any day a Sold Mortgage Loan is not an Eligible Mortgage Loan, the fair market value of such Mortgage Loan will be deemed zero.

         "Material Adverse Effect": A material adverse effect on (a) the property, business, operations, financial condition or prospects of the Sponsor or any Affiliate, (b) the ability of the Sponsor or any Affiliate to perform its obligations under any of the Basic Documents to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Note Purchaser or any Noteholder under any of the Basic Documents, (e) the timely payment of any amounts payable under the Basic Documents, or (f) the Market Value of the Mortgage Loans taken as a whole.

         "Maximum Note Balance": $164,000,000.

         "Minimum Margin Contribution": As defined in Section 2.20 of the Sale and Servicing Agreement.

         "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment, if any, for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations, or similar proceeding or any moratorium or similar waiver or grace period).

         "Monthly Report": The monthly report prepared by the Servicer and delivered to the parties specified in Section 7.16(a) of the Sale and Servicing Agreement and containing the following information:

                  (a) the total of any Substitution Adjustments and any Repurchase Price amounts included in such payment;

                  (b) any Restoration Amount then outstanding;

                  (c) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the Disposition of such Mortgage Loans;

                  (d) the number and Principal Balance of Mortgage Loans which are 30-59 days Delinquent and which are 60-89 days Delinquent and which are 90 days or more Delinquent;

                  (e) LIBOR for each day during the related Collection Period together with a calculation of the daily amount of interest due based on such rate; and

                  (f) the total amount of principal and interest scheduled to be received on the Mortgage Loans during the related Collection Period.

         "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under Delaware law.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

         "Mortgage File": As described in Exhibit E to the Sale and Servicing Agreement.

         "Mortgage Insurance Policies": With respect to any Mortgaged Property or Mortgage Loan, the insurance policies required pursuant to Section 4.01 of the Sale and Servicing Agreement.

         "Mortgage Interest Rate": As to any Mortgage Loan, the per annum fixed rate at which interest accrues on the unpaid Principal Balance thereof.

         "Mortgage Loan Base": 94.5% of the least of: (i) the net cash amount paid for the Eligible Mortgage Loan, (2) the Principal Balance of the Mortgage Loan or (3) the Market Value for such Mortgage Loan.

         "Mortgage Loan Documents": Each Mortgage, each Mortgage Note and each other agreement, instrument or other document executed by one or more Mortgagors or other obligors (including the surety agreement in the case of a Mortgage Loan secured by a Business Purpose Property) that constitutes a portion of the related security with respect to any Mortgage Loan.

         "Mortgage Loan Schedule": The schedule of Mortgage Loans as of the related Cut-Off Date attached as Schedule I to the related Assignment, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Mortgage Loan, pursuant to the terms hereof. The Mortgage Loan Schedule shall be transmitted either electronically or in hard copy, and shall set forth the following information with respect to each Mortgage Loan so pledged:

                  (i) the Originator's Mortgage Loan identifying number;

                  (ii) the Mortgagor's name and social security number;

                  (iii) the street address of the Mortgaged Property, including the state and zip code;

                  (iv) a code indicating whether the Mortgaged Property was represented by the Mortgagor as being owner-occupied on the date of origination;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property; (vi) the months to maturity at origination, based on the original amortization schedule;

                  (vii) the loan-to-value ratio at origination;

                  (viii) the rate of interest in effect on the Transfer Date;

                  (ix) the day of the month on which the first monthly payment was due, and, if different, the day of the month on which monthly payments are due as of the Transfer Date;

                  (x) the stated maturity date;

                  (xi) the amount of the monthly payment due at origination;
         (xii) the amount of the monthly payment due on the first due date after the Transfer Date;

                  (xiii) the interest paid-through date;

                  (xiv) the last monthly payment date on which any portion of the monthly payment was applied to the reduction of principal;

                  (xv) the original principal amount;

                  (xvi) the Principal Balance as of the close of business on the Transfer Date;

                  (xvii) if the Mortgage Loan is an adjustable-rate loan, the initial adjustment date thereunder, including the look-back period;

                  (xviii) if the Mortgage Loan is an adjustable-rate loan, the gross margin over the applicable interest rate index;

                  (xix) a code indicating the purpose of the Mortgage Loan, as indicated by the Mortgagor (i.e., purchase financing, rate/term refinancing or cash-out refinancing);

                  (xx) if the Mortgage Loan is an adjustable-rate loan, the maximum interest rate;

                  (xxi) if the Mortgage Loan is an adjustable-rate loan, the minimum interest rate;

                  (xxii) the interest rate at origination;

                  (xxiii) if the Mortgage Loan is an adjustable-rate loan, the periodic rate cap and the maximum adjustment in the interest rate that may be made on the first adjustment date immediately following the Transfer Date;

                  (xxiv) a code indicating the documentation program (i.e., full documentation, limited documentation or stated income);

                  (xxv) if the Mortgage Loan is an adjustable-rate loan, the applicable interest rate index to which the gross margin is added, including the source of such index;

                  (xxvi) if the Mortgage Loan is an adjustable-rate loan, the first adjustment date thereunder to occur after the Transfer Date;

                  (xxvii) the risk grade; (xxviii) any risk upgrade;

                  (xxix) the appraised value of the Mortgaged Property at origination;

                  (xxx) if different from the appraised value, the dollar value of the review appraisal of the Mortgaged Property at origination;

                  (xxxi) the sale price of the Mortgaged Property, if applicable;

                  (xxxii) the product type code (e.g., 3/27, 2/28, balloon, etc.);

                  (xxxiii) a code indicating whether the Mortgage Loan is a first-lien loan or a second-lien loan;

                  (xxxiv) if the Mortgage Loan is a second-lien loan, the outstanding principal balance of the first lien on the date of origination of such Mortgage Loan;

                  (xxxv) if the Mortgage Loan is a second-lien loan, the combined loan-to-value ratio of such Mortgage Loan and the first lien to which it is subject, as of the origination date of such Mortgage Loan;

                  (xxxvi) the prepayment penalty code; (xxxvii) the prepayment penalty term; (xxxviii) the late charge;

                  (xxxix) the rounding code (next highest or nearest 0.125%); and (xl) the Mortgagor's FICO score, if any;

                  (xli) if there is mortgage insurance with respect to the Mortgage Loan, a code so indicating;

                  (xlii) the date the Mortgage Loan was originated;

                  (xliii) if the Mortgage Loan is negatively amortizing, a code so indicating;

                  (xliv) if the Mortgage Loan is a Section 32 Loan, a code so indicating;

                  (xlv) the Mortgagor's debt to income ratio;

                  (xlvi) the number of units included in the Mortgaged Property;

                  (xlvii) the remaining term of the Mortgage Loan, stated in months;

                  (xlviii) the age of the Mortgage Loan, in months;

                  (xlix) the first monthly payment date under the Mortgage Loan;

                  (l) if the Mortgage Loan is an adjustable-rate loan, the frequency at which the interest rate is adjusted;

                  (li) if the Mortgage Loan is an adjustable-rate loan, the frequency at which the monthly payment amount is adjusted;

                  (lii) if the Mortgage Loan is an adjustable-rate loan, the next reset date to occur after the Transfer Date;

                  (liii) if the Mortgage Loan is an adjustable-rate loan, the maximum change that may be made in the interest rate on any adjustment date; and

                  (liv) if the Mortgage Loan is a business purpose loan, a code so indicating.

         "Mortgage Loans": The mortgage loans, including the rights to receive collections of principal and interest, to service such mortgage loans and to receive prepayment penalties thereunder, and including the related Mortgage Loan Documents, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as a part of the Trust. When used in respect of any Payment Date, the term Mortgage Loans shall mean all Mortgage Loans (including those in respect of which the Indenture Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not purchased or replaced by the Originators, the Depositor or the Sponsor prior to such related Due Period.

         "Mortgage Note": The original executed note or other evidence of any indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgaged Property": The underlying property or properties securing a Mortgage Loan, consisting of a fee simple interest in one or more parcels of land.

         "Mortgagor": The obligor on a Mortgage Note.

         "Multiemployer Plan": With respect to any Person, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Originators, Depositor, Sponsor or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.

         "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and Servicing Advances made by the Servicer. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

         "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

         "Nonrecoverable Advances": With respect to any Mortgage Loan, (a) any Periodic Advance previously made and not reimbursed from late collections pursuant to Section 7.02 of the Sale and Servicing Agreement, or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Indenture Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 7.02 of the Sale and Servicing Agreement.

         "Noteholder" or "Holder": Initially, the Note Purchaser. Upon a transfer of Secured Notes by the Note Purchaser, each Person in whose name a Secured Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture, any Secured Note registered in the name of the Servicer or any Subservicer, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Notes necessary to effect any such consent, waiver, request or demand has been obtained.

         "Note Principal Balance": As to any particular Secured Note and date of determination, an amount equal to the sum of (i) the Sale Amount (disregarding clause (ii) of the definition thereof) of such Secured Note, minus (ii) all payments of principal on such Secured Note pursuant to the terms of the Indenture.

         "Note Purchase Agreement": The Purchase Agreement, dated as of October 16, 2003, between the Note Purchaser and the Seller.

         "Note Purchaser": JPMorgan Chase Bank, or its Affiliate.

         "Note Rate": With respect to each Business Day, the per annum rate equal to the LIBOR rate for such day plus the Margin; provided, that on any day on or after the occurrence and during the continuance of an Event of Default, the rate shall be LIBOR plus 5.00% (or any lesser rate that the Note Purchaser may require).

         "Note Register": As defined in Section 2.06 of the Indenture.

         "Note Registrar": As defined in Section 2.06 of the Indenture.

         "Notice of Issue": A notice with respect to each sale of Mortgage Loans and issue of Secured Notes, in the form set forth as Exhibit L to the Sale and Servicing Agreement, delivered by the Trust to the Note Purchaser, the Indenture Trustee and the Collateral Agent.

         "Obligations": Shall mean all amounts due and owing by the Trust to the Note Purchaser in connection with any Basic Document, including: (i) the unpaid principal and, interest (including interest accruing thereon after the Maturity Date and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to the Trust, whether or not a claim for post-filing or post-petition interest is allowed in the proceeding) on any Secured Note, when and as due, whether at maturity, by acceleration or otherwise; and (ii) all other obligations and liabilities of every nature of the Trust from time to time owing to the Note Purchaser, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including any monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in the proceeding).

         "Officer's Certificate": A certificate signed by the chairman of the board, the president or a vice president and the treasurer, the secretary or one of the assistant treasurers or assistant secretaries, the Servicer, or the Depositor, or, with respect to the Trust, a certificate signed by a Responsible Officer of the Owner Trustee, at the direction of the related Majority Certificateholders as required by any Basic Document.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Servicer, the Depositor, the Indenture Trustee, the Owner Trustee, a Noteholder or a Noteholder's prospective transferee (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion.

         "Optional Redemption Date": With respect to any Secured Note and at any time, the day on which the Commitment Term is scheduled to end or, if such date is not a Business Day, then the immediately preceding Business Day.

         "Originators": American Business Credit, Inc., American Business Mortgage Services, Inc., and HomeAmerican Credit, Inc., d/b/a Upland Mortgage.

         "Other Mortgage Loan Document" As defined in Section 4.01(a)(iv) of the Sale and Servicing Agreement.

         "Outstanding": As of the date of determination, all Secured Notes theretofore authenticated and delivered under the Indenture except:

                  (a) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (b) Secured Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Secured Notes; provided, however, that if such Secured Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                  (c) Secured Notes in exchange for or in lieu of which other Secured Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Secured Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                  (d) Secured Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07 of the Indenture;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Principal Balance of the Outstanding Secured Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder. Secured Notes owned by the Trust, any other obligor upon the Secured Notes or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Secured Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Secured Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes the pledgee's right to act with respect to such Secured Notes and that the pledgee is not the Trust, any other obligor upon the Secured Notes or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor.

         "Owner-Occupied Mortgage Property": A Residential Dwelling as to which
(a) the related Mortgagor represented an intent to occupy as such Mortgagors primary residence at the origination of the Mortgage Loan, and (b) the Originators have no actual knowledge that such Residential Dwelling is not so occupied.

         "Owner Trustee": Wachovia Trust Company, National Association (f/k/a First Union Trust Company, National Association), a national banking association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

         "Owner Trustee Fee": As described in Section 8.01 of the Trust
Agreement.

         "Pass-Through Transfer": The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly issued and/or privately placed, rated or unrated, mortgage pass-through or other mortgage-backed securities transaction, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

         "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Trust pursuant to Section
3.03 of the Indenture to pay the principal of, or interest on, any Secured Notes on behalf of the Trust, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to such Paying Agent.

         "Payment Date": The 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) commencing on October 25, 2003, or the day on which a Mortgage Loan is sold by the Trust.

         "PBGC": The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Percentage Interest": With respect to a Secured Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the current Note Principal Balance of such Secured Note and the denominator of which is the current aggregate Note Principal Balance of all outstanding Secured Notes. With respect to a Trust Certificate, the portion evidenced thereby as stated on the face of such Trust Certificate.

         "Periodic Advance": The aggregate of the advances required to be made by the Servicer on any Determination Date pursuant to Section 7.18 of the Sale and Servicing Agreement, the amount of any such advances being equal to the sum of:

                  (a) with respect to each Mortgage Loan that was Delinquent as of the close of business on the last day of the Due Period preceding the related Determination Date, the product of (i) the Principal Balance of such Mortgage Loan and (ii) one-twelfth of the Mortgage Interest Rate for such Mortgage Loan net of the Servicing Fee, and

                  (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of such REO Mortgage Loan at the Mortgage Interest Rate for such REO Mortgage Loan net of the Servicing Fee, for the most recently ended Due Period over (ii) the net proceeds from the REO Property transferred to the Collection Account for such Payment Date;

provided, however, that in each such case such advance has not been determined by the Servicer to be a Nonrecoverable Advance.

         "Permitted Investments": As used herein, Permitted Investments shall include the following:

                  (a) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (b) repurchase agreements on obligations specified in clause
         (a) maturing not more than the day prior to the Payment Date, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated in one of the two highest rating categories by the Rating Agencies;

                  (c) certificates of deposit, time deposits and bankers acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than the day prior to the Payment Date) of any U.S. depository institution or trust company, incorporated under the laws of the United States of any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest rating categories by the Rating Agencies;

                  (d) the VISTA U.S. Government Money Market Fund, the VISTA Prime Money Market Fund and the VISTA Treasury Plus Fund, so long as any such fund is rated in the highest rating category by Moody's or S&P;

provided, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may (i) be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity or (ii) provide any voting right or substantially equivalent interest in the producer of such investment, whether directly or indirectly, through conversion or any other manner or method.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": A pension or benefit plan or individual retirement arrangement that is subject to ERISA or Section 4975 of the Code.

         "Portfolio Composition Criteria": As of any date of determination with respect to any subcategory of Mortgage Loans, the maximum percentage (as measured by the Principal Balance as of such date) of the category set forth opposite such subcategory in the table set forth below that, as of such determination, have been pledged to the Indenture Trustee on behalf of the Note Purchaser under the Indenture and not released pursuant to the provisions thereof, that may be represented by such product category, as set forth below:

------------------------------------------------------------------------------------------------------------
Product                                                        Maximum Percentage, Category
------------------------------------------------------------------------------------------------------------
Mortgage Loans with an LTV in excess of 80%                    50% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Mortgage Loans with a credit grade of C                        15% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Mortgage Loans with a CLTV in excess of 90%                    5% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Mortgage Loans Delinquent in payment more than 30 days and     5% of the Outstanding Note Principal Balance
less than 60 days
------------------------------------------------------------------------------------------------------------
Mortgage Loans that are Manufactured Housing Loans with a      3% of the Outstanding Note Principal Balance
Principal Balance up to $150,000
------------------------------------------------------------------------------------------------------------
Jumbo Mortgage Loans                                           15% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Super Jumbo Mortgage Loans                                     5% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Jumbo Mortgage Loans and Super Jumbo Mortgage Loans in the     15% of the Outstanding Note Principal Balance
aggregate
------------------------------------------------------------------------------------------------------------
Second Lien Mortgage Loans                                     10% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Second Lien Mortgage Loans pledged under the Indenture for     0% of the Outstanding  Note Principal Balance
60 days or more
------------------------------------------------------------------------------------------------------------
Aged Loans                                                     10% of the Outstanding Note Principal Balance
------------------------------------------------------------------------------------------------------------
Mortgage Loans secured by non Owner-Occupied Mortgage          10% of the Outstanding Note Principal Balance
Property
------------------------------------------------------------------------------------------------------------

         "Predecessor Notes": With respect to any particular Secured Note, every previous Secured Note evidencing all or a portion of the same debt as that evidenced by such particular Secured Note; and, for the purpose of this definition, any Secured Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Secured Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Secured Note.

         "Preference Amount": Any amounts paid in respect of the Secured Notes which are recovered from any Holder of a Secured Note as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

         "Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date, other than an early future Monthly Payment.

         "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was the subject during the related Due Period of a Prepayment, an amount equal to the excess, if any, of (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to (i) the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus (ii) the Servicing Fee Rate over (b) the amount of interest actually remitted by the Mortgagor in connection with such Prepayment less the Servicing Fee for such Mortgage Loan in such month.

         "Principal Amount Available": The aggregate amount on deposit in the Collection Account as of the close of business on a Determination Date that has been designated by the Servicer as "principal collections" with respect to the prior Due Period as of the related Determination Date, or that constitute the principal portion of Disposition Proceeds. The Principal Amount Available with respect to an individual Secured Note is the portion of the amount described above which relates to the Related Mortgage Loans.

         "Principal Balance": As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination after giving effect to prepayments received prior to the end of the related Due Period and Deficient Valuations incurred prior to such date of determination. The Principal Balance of a Mortgage Loan that is not an Eligible Mortgage Loan or that becomes a Liquidated Mortgage Loan on or prior to such date of determination shall be zero.

         "Principal Payment Amount": As to each Secured Note with respect to a Payment Date, the amount actually distributed to the related Noteholder respecting principal, as contemplated by Section 8.06(d) of the Sale and Servicing Agreement.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Prospective Owner": The meaning assigned to such term in Section 2.12(a) of the Indenture.

         "PUHC Act": The Public Utility Holding Company Act of 1935, as amended.

         "Purchase Agreement": The Purchase Agreement, dated as of October 16, 2003 between the Note Purchaser, the Trust and the Depositor.

         "Purchase Price": With respect to any Mortgage Loan, the Sales Price with respect thereto.

         "Qualified Appraiser": An appraiser, duly appointed by the Originators, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         "Qualified Institutional Buyer": As defined in Rule 144A under the Securities Act.

         "Qualified Purchaser": A "qualified purchaser" as defined in Section 2(a)(51) of the Investment Company Act.

         "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.07(b) or 4.02(b) of the Sale and Servicing Agreement, which (a) has or have an interest rate at least equal to those applicable to the Deleted Mortgage Loan, (b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling or Business Purpose Property, or any combination thereof, as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has or have the same occupancy status as the Deleted Mortgage Loan or is or are Owner-Occupied Mortgaged Property(ies), (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value; of the Deleted Mortgage Loan, (e) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (f) has or have a Principal Balance or Principal Balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 of the Sale and Servicing Agreement.

         "Rating Agency": Any of S&P, Moody's or Fitch.

         "Record Date": The Business Day immediately preceding the related Payment Date.

         "Redemption Date": The Payment Date, if any, on which the Indenture is terminated and all of the Secured Notes are redeemed pursuant to Article X of the Indenture, which date may occur on or after the Optional Redemption Date, but on or before the Final Stated Maturity Date.

         "Related Mortgage Loans": With respect to a particular Secured Note, the Mortgage Loans listed on the Trust Receipt issued concurrently with such Secured Note.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "Remittance Report": The report required to be made by the Paying Agent pursuant to Section 3.03(a) and (g) of the Indenture.

         "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

         "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage
Note is discharged and the related Mortgaged Property is held as part of the Trust.

         "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

         "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Indenture Trustee on behalf of the Noteholders through foreclosure or deed-in-lieu of foreclosure.

         "Repurchase Price": With respect to any Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance computed, as of the next succeeding Due Date for such repurchased Mortgage Loan, at the Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the next succeeding Determination Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future payment to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan.

         "Repurchased Defaulted Mortgage Loan": A defaulted single-family Mortgage Loan purchased by the Sponsor from an investor or out of a pool of Mortgage Loans pursuant to the Sponsor's contractual obligation or election as seller or servicer to do so.

         "Request for Release": A request for release in substantially the form attached as Exhibit D of the Sale and Servicing Agreement.

         "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

         "Responsible Officer": When used with respect to the Indenture Trustee, the Collateral Agent or the Owner Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Second Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Servicer, any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee, the Collateral Agent and the Note Purchaser by the Servicer, as such list may from time to time be amended.

         "Restoration Amount": As of any date of determination, the amount, if any, by which (a) the outstanding principal amount of the Secured Notes (including accrued interest thereon) as of such day exceeds, (b) the Sale Amount as of such day.

         "Review Procedures": The procedures regarding the Collateral Agent's review of the Custodial Loan Files attached to the Sale and Servicing Agreement as Exhibit K.

         "S&P": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc.

         "Sale": The meaning specified in Section 5.17 of the Indenture.

         "Sale Amount": The principal amount of the Secured Notes to be issued on a Transfer Date pursuant to the Indenture; provided, that such amount shall not cause a Collateral Deficiency Event to occur on such Transfer Date.

         "Sales Price": For any Transfer Date: (i) with respect to the sale of the related Mortgage Loans from the Depositor to the Trust the sum of the Mortgage Loan Base with respect to each Mortgage Loan conveyed on such Transfer Date; (ii) with respect to the sale of the related Mortgage Loans from the Originators to the Depositor, the sum of the Market Values with respect to each Mortgage Loan conveyed on such Transfer Date.

         "Sale and Servicing Agreement": The Second Amended and Restated Sale and Servicing Agreement, dated as of October 16, 2003, among the Trust, the Servicer, the Originators, the Subservicers, the Sponsor, the Depositor, the Collateral Agent and the Indenture Trustee, providing for, among other things, the sale of the Mortgage Loans from the Depositor to the Trust and the servicing of the Mortgage Loans, as the same may be amended from time to time with the consent of the Majority Noteholder.

         "SEC": The Securities and Exchange Commission, or any successor thereto.

         "Second Lien Mortgage Loan": A Mortgage Loan secured by a second lien on the related Mortgaged Property.

         "Secured Note": Any note designated as a "Secured Note" on the face thereof, in the form of Exhibit A to the Indenture.

         "Securities Act": The Securities Act of 1933, as amended.

         "Securitization": The retirement of the Secured Notes issued by the Trust through the offering of new securities secured or otherwise backed by the Mortgage Loans through a owner trust, REMIC, FASIT, collateralized mortgage obligation or other securitization vehicle.

         "Securitization Agreement": The agreement or agreements entered into by the Servicer and certain third parties on the Securitization Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer as set forth in Section 13.01 of the Sale and Servicing Agreement, including, but not limited to, a pooling and servicing agreement, trust agreement or indenture and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans and shall provide for servicing compensation to the Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Securitization Date) at least equal to the Servicing Fee due the Servicer in accordance with this Agreement. The form of relevant Securitization Agreement to be entered into by the master servicer or trustee and the Servicer with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Note Purchaser and the Servicer (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

         "Securityholder": Any Noteholder or Certificateholder.

         "Seller": UBS Warburg Real Estate Securities Inc.

         "Serviced Loans": All Mortgage Loans serviced or required to be serviced by the Sponsor and its consolidated Subsidiaries under any Servicing Agreement, irrespective of whether the actual servicing is done by another Person (a subservicer) retained by the Sponsor and its consolidated Subsidiaries for that purpose.

         "Servicer": American Business Credit, Inc., a Pennsylvania corporation, or any successor appointed as herein provided.

         "Servicer Call": The optional purchase by the Servicer as contemplated by Section 7.15 of the Sale and Servicing Agreement.

         "Servicer Event of Default": As defined in Section 9.01 of the Sale and Servicing Agreement.

         "Servicer Extension Notice": As defined in Section 9.01(c) of the Sale and Servicing Agreement.

         "Servicer Remittance Amount": With respect to any Determination Date, an amount equal to the sum of (i) all collections of principal and interest on the Mortgage Loans (including Prepayments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the related Due Period, (ii) all Periodic Advances made by the Servicer with respect to interest payments due to be received on the Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Servicer pursuant to the Sale and Servicing Agreement.

         "Servicer's Loan File": With respect to each Mortgage Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Mortgage Loan, including, without limitation, copies of all of the Mortgage Loan Documents included in the related Custodial Loan File.

         "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under
Section 7.06 of the Sale and Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 8.06(e)(i) of the Sale and Servicing Agreement.

         "Servicing Agreement": With respect to any Person, the arrangement, whether or not in writing, pursuant to which that Person acts as servicer of Mortgage Loans, whether owned by that Person or by others.

         "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.08 of the Sale and Servicing Agreement.

         "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (a) Servicing Fee Rate, and (b) the Principal Balance thereof. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

         "Servicing Fee Rate": 0.50% per annum.



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

         "Shortfall": The meaning assigned to such term in Section 2.20 of the Sale and Servicing Agreement.

         "Sold Mortgage Loans": The Mortgage Loans sold by the Originators to the Depositor, sold by the Depositor to the Trust and pledged to the Indenture Trustee pursuant to the Indenture.

         "Sponsor": American Business Financial Services, Inc. a Delaware corporation.

         "Statement Date": December 31, 2002, the date of the Sponsor's and the Originators'most recent consolidated and consolidating financial statements for a regular financial reporting period before the Closing Date.

         "Statement Date Financial Statements": As defined in Section 3.01(u) of the Sale and Servicing Agreement.

         "Stock": All shares, options, warrants, interests, participation or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

         "Structure Fee": As set forth in the Fee Letter.

         "Structured Securities": Collateralized mortgage obligations and other mortgage-backed securities.

         "Subordinated Debt": Debt of the Sponsor, the Originators, the Servicer, the Depositor or any of their respective Subsidiaries to any Person
(i) the papers evidencing, securing, governing or otherwise related to which Debt impose covenants and conditions on the debtor under them that are no more restrictive or onerous than the covenants and conditions imposed on the Sponsor, the Originators, the Servicer, the Depositor or any of their respective Subsidiaries by the Basic Documents, and (ii) that is not secured by the Sponsor's, the Originators', the Servicer's, the Depositor's or any of their respective Subsidiaries' property.

         "Subservicers": HomeAmerican Credit, Inc., d/b/a Upland Mortgage, a Pennsylvania corporation, or its successor in interest and American Business Mortgage Services, Inc., a New Jersey corporation, or its successor in interest.

         "Subsidiary": Any corporation, association or other business entity (including a trust) in which any Person (directly or through one or more other Subsidiaries or other types of intermediaries), owns or controls:

                  (a) more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of its directors, managers or trustees; or



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

                  (b) more than ninety percent (90%) of the total assets and more than ninety percent (90%) of the total equity through the ownership of capital stock (which may be non-voting) or a similar device or indicia of equity ownership.

         "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.19 or 4.02 of the Sale and Servicing Agreement, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with 30-days' interest thereon at the Mortgage Interest Rate.

         "Successor Servicer": The successor servicer appointed by the Majority Noteholders with the consent of the Note Purchaser, pursuant to Section 9.02 of the Sale and Servicing Agreement.

         "Super Jumbo Mortgage Loan": A Mortgage Loan with an unpaid principal balance in excess of $500,000 but not greater than $1,500,000.

         "Take-out Commitment": A commitment by the Originator to sell one or more Mortgage Loans to a Disposition Participant and the corresponding Disposition Participant commitment back to the applicable Originator to effectuate the foregoing.

         "Telerate Page 3750": The display designated as Telerate Page 3750 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Total Delinquency Rate": The (x) the total delinquencies (Mortgage Loans and Leases with at least one payment due for thirty (30) days or more, excluding REO Properties) in the Sponsor's and its consolidated Subsidiaries' total (managed and owned) portfolio of Serviced Loans expressed as a percentage of (y) the aggregate amount of such total portfolio.

         "Transfer Date": With respect to each Mortgage Loan, the day such Mortgage Loan is sold and conveyed to the Depositor by the Originator and to the Trust by the Depositor, which results in the issuance of a Secured Note in an original principal amount equal to the related Sale Amount, subject to any limitations in frequency and minimum amounts as may be imposed by the Indenture. With respect to any Qualified Substitute Mortgage Loan, the Transfer Date shall be the day such Mortgage Loan is conveyed to the Trust pursuant to Section 2.07 or 4.02 of the Sale and Servicing Agreement.

         "Transfer Period": Shall mean the period commencing on the Closing Date and ending on the earliest to occur of (i) the last day of the Commitment Term,
(ii) an Amortization Event or (iii) the early termination thereof by the Note Purchaser pursuant to Section 2.16 of the Sale and Servicing Agreement.

         "Trust": ABFS Mortgage Loan Warehouse Trust 2000-2, a Delaware statutory trust.



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

         "Trust Agreement": The Third Amended and Restated Trust Agreement, dated as of October 16, 2003, between the Depositor and the Owner Trustee, relating to the governance of the Trust, as it may be amended or restated from time to time.

         "Trust Certificate": A certificate evidencing beneficial ownership interest in the assets of the Trust.

         "Trust Certificateholder" or "Holder": A Person in whose name a Trust Certificate is registered.

         "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of the Indenture, for the benefit of the Noteholders, as of any particular time, including, without limitation, all property and interest, including all proceeds thereof, Granted to the Indenture Trustee, for the benefit of the Noteholders, pursuant to the Granting Clauses of the Indenture.

         "Trust Order" and "Trust Request": A written order or request of the Trust signed on behalf of the Trust by an Authorized Officer of the Owner Trustee, at the direction of the related Majority Certificateholders and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

         "Trust Receipt": A document substantially in the form of Exhibit B to the Sale and Servicing Agreement.

         "Underwriting Guidelines": Has the meaning set forth in Section 8.09 of the Sale and Servicing Agreement.

         "Unfunded Liabilities": With respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent actuarial valuation report for such Plan, but only to the extent that such excess represents a potential liability of the Sponsor or any member of the Controlled Group to the PBGC or a Plan under Title IV of ERISA. With respect to multi-employer Plans, the term "Unfunded Liabilities" shall also include contingent liability for withdrawal liability under Section 4201 of ERISA to all multi-employer Plans to which the Sponsor or any member of a Controlled Group for employees of the Sponsor or the Originators contributes in the event of complete withdrawal from such plans.

         "Uniform Commercial Code": The Uniform Commercial Code as in affect in the State of New York.

         "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States can exercise primary jurisdiction over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust.

         "Whole Loan Sale": A Disposition of Mortgage Loans pursuant to a whole-loan sale.



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